STATEMENT OF
ADDITIONAL INFORMATION
January 1, 2013
as revised October 17, 2013

Eaton Vance Alabama Municipal Income Fund

Class A Shares - ETALX Class B Shares - EVALX Class C Shares - ECALX Class I Shares - EIALX

Eaton Vance Arkansas Municipal Income Fund

Class A Shares - ETARX Class B Shares - EVARX Class C Shares - ECARX Class I Shares - EIARX

Eaton Vance Georgia Municipal Income Fund

Class A Shares - ETGAX Class B Shares - EVGAX Class C Shares - ECGAX Class I Shares - EIGAX

Eaton Vance Kentucky Municipal Income Fund

Class A Shares - ETKYX Class B Shares - EVKYX Class C Shares - ECKYX Class I Shares - EIKYX

Eaton Vance Maryland Municipal Income Fund

Class A Shares - ETMDX Class B Shares - EVMYX Class C Shares - ECMDX Class I Shares - EIMDX

Eaton Vance Missouri Municipal Income Fund

Class A Shares - ETMOX Class B Shares - EVMOX Class C Shares - ECMOX Class I Shares - EIMOX

Eaton Vance North Carolina Municipal Income Fund

Class A Shares - ETNCX Class B Shares - EVNCX Class C Shares - ECNCX Class I Shares - EINCX

Eaton Vance Oregon Municipal Income Fund

Class A Shares - ETORX Class B Shares - EVORX Class C Shares - ECORX Class I Shares - EIORX

Eaton Vance South Carolina Municipal Income Fund

Class A Shares - EASCX Class B Shares - EVSCX Class C Shares - ECSCX Class I Shares - EISCX

Eaton Vance Tennessee Municipal Income Fund

Class A Shares - ETTNX Class B Shares - EVTNX Class C Shares - ECTNX Class I Shares - EITNX

Eaton Vance Virginia Municipal Income Fund

Class A Shares - ETVAX Class B Shares - EVVAX Class C Shares - ECVAX Class I Shares - EVAIX

Two International Place
Boston, Massachusetts 02110
1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. Each Fund is a non-diversified, open-end management investment company. Each Fund is a series of Eaton Vance Municipals Trust (the “Trust”).  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:	Page		Page
Strategies and Risks	2	Sales Charges	19
Investment Restrictions	4	Performance	22
Management and Organization	5	Taxes	23
Investment Advisory and Administrative Services	13	Portfolio Securities Transactions	31
Other Service Providers	17	Financial Statements	33
Calculation of Net Asset Value	17	Additional Information About Investment Strategies	33
Purchasing and Redeeming Shares	18
Appendix A: Class A Fees, Performance and Ownership	62	Appendix E: State Specific Information	81
Appendix B: Class B Fees, Performance and Ownership	67	Appendix F: Ratings	99
Appendix C: Class C Fees, Performance and Ownership	72	Appendix G: Eaton Vance Funds Proxy Voting Policy and Procedures	108
Appendix D: Class I Performance and Ownership	77	Appendix H: Adviser Proxy Voting Policies and Procedures	110

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated January 1, 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-262-1122.

© 2013 Eaton Vance Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodities Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“Exchange” means the New York Stock Exchange;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus;

“IRS” means the Internal Revenue Service;

“Portfolio” means a registered investment company (other than the Fund) sponsored by the Eaton Vance organization in which one or more Funds and other investors may invest substantially all or any portion of their assets;

“Subsidiary” means a wholly-owned subsidiary of the Fund or the Portfolio as described in the prospectus, if applicable;

“SEC” means the U.S. Securities and Exchange Commission; and

“Trust” means Eaton Vance Municipals Trust.

STRATEGIES AND RISKS

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment, the Fund generally expects to invest less than 5% of its total assets in such investment type.  If a particular investment type that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies.”

Investment Type	Permitted for or Relevant to the Funds
Asset-Backed Securities (“ABS”)
Auction Rate Securities	√
Build America Bonds	√
Call and Put Features on Obligations	√
Cash Equivalents	√
Collateralized Mortgage Obligations (“CMOs”)
Commercial Mortgage-Backed Securities (“CMBS”)
Commodity-Related Investments

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Investment Type	Permitted for or Relevant to the Funds
Common Stocks
Convertible Securities
Credit Linked Securities	√
Derivative Instruments and Related Risks	√
Direct Investments
Emerging Market Investments
Equity Investments
Equity Linked Securities
Exchange-Traded Funds (“ETFs”)
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√
Foreign Currency Transactions
Foreign Investments
Forward Foreign Currency Exchange Contracts
Forward Rate Agreements	√
Futures Contracts	√
High Yield Securities	√
Hybrid Instruments
Illiquid Securities	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds	√
Junior Loans
Liquidity or Protective Put Agreements	√
Master Limited Partnerships (“MLPs”)
Mortgage-Backed Securities (“MBS”)
Mortgage Dollar Rolls
Municipal Lease Obligations (“MLOs”)	√
Municipal Obligations	√(1) (2)
Option Contracts	√
Pooled Investment Vehicles
Preferred Securities
Real Estate Investment Trusts (“REITs”).
Repurchase Agreements
Residual Interest Bonds	√

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Investment Type	Permitted for or Relevant to the Funds
Reverse Repurchase Agreements
Royalty Bonds
Securities with Equity and Debt Characteristics
Senior Loans
Short Sales
Stripped Mortgage-Backed Securities (“SMBS”)
Structured Notes
Swap Agreements	√
Swaptions
Trust Certificates
U.S. Government Securities	√
Unlisted Securities	√
Variable Rate Obligations	√
Warrants
When-Issued Securities, Delayed Delivery and Forward Commitments	√
Zero Coupon Bonds	√

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Asset Coverage	√
Average Effective Maturity
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√
Diversified Status
Dividend Capture Trading
Duration	√
Events Regarding FNMA and FHLMC
Investing in a Portfolio
Investments in the Subsidiary
Loan Facility
Option Strategy
Participation in the ReFlow Liquidity Program	√
Portfolio Turnover	√
Securities Lending	√
Short-Term Trading	√
Significant Exposure to Global natural Resources

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Significant Exposure to Health Sciences Companies
Significant Exposure to Smaller Companies
Significant Exposure to Utility and Financial Services Companies
Tax-Managed Investing

(1)

Funds that seek to avoid state income taxes invest a significant portion of their assets in obligations issued by issuers in a particular state. The Funds also may invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam and invest to a more limited extent in obligations issued by the N. Mariana Territories and American Samoa. The risks associated with investing in municipal obligations of issuers of a particular state or U.S. territory are described under “Risks of Concentration” in an appendix to this SAI.

(2)

 As stated in the prospectus, the Fund has policies relating to the investment of securities in certain credit rating categories. The Fund may retain an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa and BBB will be no more than 35% (50% for Municipal Opportunities Fund) of net assets and holdings rated below B will be no more than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed the foregoing limitations, the investment adviser will (in an orderly fashion and within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund’s credit quality limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

The following applies to all Funds:

(1)

Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)

Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the 1933 Act;

(4)

Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)

Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)

Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money except for the limited purposes described in the Prospectus.

Notwithstanding its investment policies and restrictions, each Fund may, in compliance with the requirements of the 1940 Act, invest: (i) all of its investable assets in an open-end management investment company with substantially the same investment objective(s), policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such company has investment objective(s), policies and restrictions that are consistent with those of the Fund.

In addition, to the extent a registered open-end investment company acquires securities of a portfolio in reliance on Section 12(d)(1)(G) under the 1940 Act, such portfolio shall not acquire any securities of a registered open-end investment company in reliance on Section 12(d)(1)(G) under the 1940 Act.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The following nonfundamental investment policies have been adopted by each Fund.  A nonfundamental investment policy may be changed by the Board with respect to a Fund without approval by the Fund’s shareholders.  Each Fund will not:

•

make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

•

invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days.  Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to Section 4(2) of said Act that the members of the Board, or their delegate, determines to be liquid.  Any such determination by a delegate will be made pursuant to procedures adopted by the Board.  When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry.  For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries.  Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.  However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users.  The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, including residual interest bonds, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations. A Fund's investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for the purposes of a Fund's restrictions on borrowing described herein and in the Prospectus.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above.  If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Trustees and officers of the Trust hold indefinite terms of office.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “Eaton Vance” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.   Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	190	Director of EVC and Hexavest Inc.
Noninterested Trustees
SCOTT E. ESTON 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	190	None
BENJAMIN C. ESTY 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	190	None
ALLEN R. FREEDMAN 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	190	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
WILLIAM H. PARK 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

				190	None

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
RONALD A. PEARLMAN 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	190	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	190

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

LYNN A. STOUT 1957	Trustee	Since 1998	Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	190	None
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	190

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

RALPH F. VERNI 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	190	None

(1)

Includes both master and feeder funds in a master-feeder structure.

(2)

During their respective tenures, the Trustees (except for Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
THOMAS M. METZOLD 1958	President	Since 2010	Vice President of Eaton Vance and BMR. Officer of 29 registered investment companies managed by Eaton Vance or BMR.
PAYSON F. SWAFFIELD 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 141 registered investment companies managed by Eaton Vance or BMR.
BARBARA E. CAMPBELL 1957	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013*	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.

*

Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and each Portfolio, if applicable, since 2007.

The Board has general oversight responsibility with respect to the business and affairs of the Trust and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Trust and the Fund. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund and the Trust are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund and Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund Chief Compliance Officer who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board.  Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a Board member in the Eaton Vance Group of Funds (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Eaton Vance Group of Funds, were a significant factor in the determination that the individual should serve as a member of the Board.  The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Scott E. Eston. Mr. Eston has served as a Board member in the Eaton Vance Group of Funds since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm. From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers) (since 1987 as a Partner).

Benjamin C. Esty.  Mr. Esty has served as a Board member in the Eaton Vance Group of Funds since 2005 and is the Chairperson of the Portfolio Management Committee.  He is the Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head at the Harvard University Graduate School of Business Administration.

Thomas E. Faust Jr.  Mr. Faust has served as a Board member in the Eaton Vance Group of Funds since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust has served as a Director of Hexavest Inc. since 2012.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman.  Mr. Freedman has served as a Board member in the Eaton Vance Group of Funds since 2007.  Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a

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member of the Trust and Compliance Committee.  Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007.  Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company from which he retired in 2000.  Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company. Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

William H. Park.  Mr. Park has served as a Board member in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Audit Committee.  Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman.  Mr. Pearlman has served as a Board member in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  He is a Professor of Law at Georgetown University

Law Center.  Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.  Mr. Pearlman was engaged in the private practice of law from 1969-2000, with the exception of the periods of government service.  He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters.  Ms. Peters has served as a Board member in the Eaton Vance Group of Funds since 2008.  She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Lynn A. Stout.  Ms. Stout has served as a Board member in the Eaton Vance Group of Funds since 1998 and is the Chairperson of the Governance Committee. She has been a Distinguished Professor of Corporate and Business Law at the Cornell University Law School since 2012.  Previously, Ms. Stout was the Paul Hastings Professor of Corporate and Securities Law from 2006-2012 and Professor of Law from 2001-2006 at the University of California at Los Angeles School of Law.

Harriett Tee Taggart. Ms. Taggart has served as a Board member in the Eaton Vance Group of Funds since 2011. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albemarle Corporation, a specialty chemical company where she serves as a member of the Audit Committee and member of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee.  Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Ralph F. Verni.  Mr. Verni has served as a Board member in the Eaton Vance Group of Funds since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee.  Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life.  Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.  Mr. Verni has been a Chartered Financial Analyst since 1977.

The Board of the Trust has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee.  Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Taggart, and Messrs. Eston, Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the

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nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  During the fiscal year ended August 31, 2012, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout are members of the Audit Committee.  The Board has designated Mr. Park, a noninterested Trustee, as audit committee financial expert.  The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of a Fund.  During the fiscal year ended August 31, 2012, the Audit Committee convened twenty times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Mmes. Peters and Taggart are currently members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  During the fiscal year ended August 31, 2012, the Contract Review Committee convened eleven times.

Messrs. Esty (Chair) and Freedman, and Mmes. Peters and Taggart are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended August 31, 2012, the Portfolio Management Committee convened eight times.

Messrs. Pearlman (Chair) and Eston, and Ms. Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  During the fiscal year ended August 31, 2012, the Compliance Reports and Regulatory Matters Committee convened fourteen times.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2011.

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Dollar Range of Equity Securities Owned by
Fund Name	Scott E. Eston(2) (4)	Benjamin C. Esty(2)	Thomas E. Faust Jr.(1)	Allen R. Freedman(2)	William H. Park(2)	Ronald A. Pearlman(2)	Helen Frame Peters(2)	Lynn A. Stout(2)	Harriett Tee Taggart(2) (4)	Ralph F. Verni(2)
Alabama Fund	None	None	None	None	None	None	None	None	None	None
Arkansas Fund	None	None	None	None	None	None	None	None	None	None
Georgia Fund	None	None	None	None	None	None	None	None	None	None
Kentucky Fund	None	None	None	None	None	None	None	None	None	None
Maryland Fund	None	None	None	None	None	None	None	None	None	None
Missouri Fund	None	None	None	None	None	None	None	None	None	None
North Carolina Fund	None	None	None	None	None	None	None	None	None	None
Oregon Fund	None	None	None	None	None	None	None	None	None	None
South Carolina Fund	None	None	None	None	None	None	None	None	None	None
Tennessee Fund	None	None	None	None	None	None	None	None	None	None
Virginia Fund	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000(3)	None	over $100,000

(1)

Interested Trustee.

(2)

Noninterested Trustees.

(3)

Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

(4)

Mr. Eston and Ms. Taggart became Trustees effective September 1, 2011.

As of December 31, 2011, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2010 and December 31, 2011, no noninterested Trustee (or their immediate family members) had:

(1)

 Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

(2)

 Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

(3)

 Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2010 and December 31, 2011, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will

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as Revised October 17, 2013

have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Board member who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended August 31, 2012, the Trustees of the Trust earned the following compensation in their capacities as Board members from the Trust.  For the year ended December 31, 2011, the Board members earned the following compensation in their capacities as members of the Board of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Scott E. Eston	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Lynn A. Stout	Harriett Tee Taggart	Ralph F. Verni
Trust(2)	$ 18,730	$ 20,291	$ 19,116	$ 19,116	$ 20,291	$ 18,730	$ 20,291	$ 18,730	$ 28,095
Trust and Fund Complex(1)	$ 232,500(3)	$ 252,500	$ 237,500	$ 252,500	$ 252,500	$ 232,500	$ 252,500(4)	$ 232,500	$ 351,250(5)

(1)

As of January 1, 2013, the Eaton Vance fund complex consists of 188 registered investment companies or series thereof.   Heidi L. Steiger resigned as a Trustee effective November 29, 2010.  For the calendar year ended December 31, 2011, Ms. Steiger received $35,000 from the Trust and Fund Complex.  Mr. Eston and Ms. Taggart became  as Trustees effective September 1, 2011, and thus the compensation figures listed for the Trust and Fund Complex are estimated based on amounts each would have received if they had been Trustees for the full 2011 calendar year.

(2)

The Trust consisted of 22 Funds as of August 31, 2012.

(3)

Includes $218,397 of deferred compensation.

(4)

Includes $45,000 of deferred compensation.

(5)

Includes $171,250 of deferred compensation.

Organization. Each Fund is a series of the Trust, which was organized under Massachusetts law on September 30, 1985 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund).  The Trustees of the Trust have divided the shares of each Fund into multiple classes.  Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges.  The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Trust.  Shareholders are entitled to one vote for each full share held.  Fractional shares may be voted proportionately.  Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders.  In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose.  The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment.  The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations.  The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust.  However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a

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majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by the approval of a majority of the Trustees then in office, to be followed by a written notice to shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust.  Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed.  The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders.  The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class.  Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability.  The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The members of the Board will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  For a copy of the Fund Policy and Adviser Policies, see Appendix G and Appendix H, respectively.  Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Fund or Portfolio may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services.  The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each  Fund and what portion, if any, of the Fund’s assets will be held uninvested.   The Investment Advisory Agreement on behalf of the Funds requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.  The following table sets forth the net assets of each Fund and the advisory fees for the three fiscal years ended August 31, 2012.

		Advisory Fee Paid for Fiscal Years Ended
Fund	Net Assets at 8/31/12	8/31/12	8/31/11	8/31/10
Alabama	$52,980,952	$144,420	$152,820	$163,934
Arkansas	67,548,563	209,004	221,010	224,369
Georgia	72,131,007	215,712	244,472	288,673
Kentucky	54,971,184	145,556	143,184	151,999
Maryland	84,490,531	266,381	301,314	362,766
Missouri	91,393,789	293,683	313,070	360,301
North Carolina	129,238,630	429,903	421,005	417,771
Oregon	171,919,165	562,042	539,361	619,943
South Carolina	153,331,892	539,920	598,720	677,465
Tennessee	52,147,847	132,421	150,296	166,408
Virginia	111,981,306	416,826	475,768	547,986

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as Revised October 17, 2013

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others.  Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts.  EV serves as trustee of BMR and Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company.  BMR is an indirect subsidiary of EVC.   EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson (until November 1, 2013), Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Daniel C. Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Laurie G. Hylton, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson (until November 1, 2013), Walter A. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).  The Voting Trustees have unrestricted voting rights for the election of Directors of EVC.  All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who may also be officers, or officers and Directors of EVC and EV.  As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics.  The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions.  Under the Codes, employees of the investment adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below.  Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William H. Ahern
Registered Investment Companies	13	$ 2,530.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 23.1	0	$ 0
Craig R. Brandon
Registered Investment Companies	13	$ 1,435.6	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Cynthia J. Clemson
Registered Investment Companies	10	$ 2,388.5	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

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as Revised October 17, 2013

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Thomas M. Metzold
Registered Investment Companies	8	$ 6,948.2	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Adam A. Weigold
Registered Investment Companies	13	$ 1,088.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 23.1	0	$ 0

The following table shows the dollar range of equity securities beneficially owned by its portfolio manager(s) as of the Fund’s most recent fiscal year ended August 31, 2012 and in the Eaton Vance Family of Funds as of December 31,  2011.  The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state.  In most cases, a Fund’s portfolio manager is subject to such taxation and, as such, no manager owns shares of the Fund(s) he or she manages.  In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
Alabama Fund
William H. Ahern	None	$500,001 - $1,000,000
Arkansas Fund
Adam A. Weigold	None	$100,001 - $500,000
Georgia Fund
Adam A. Weigold	None	$100,001 - $500,000
Kentucky Fund
Adam A. Weigold	None	$100,001 - $500,000
Maryland Fund
Craig R. Brandon	None	$500,001 - $1,000,000
Missouri Fund
Cynthia J. Clemson	None	over $1,000,000
North Carolina Fund
Thomas M. Metzold	None	over $1,000,000
Oregon Fund
Thomas M. Metzold	None	over $1,000,000
South Carolina Fund
Thomas M. Metzold	None	over $1,000,000
Tennessee Fund
Adam A. Weigold	None	$100,001 - $500,000
Virginia Fund
Adam A. Weigold	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a

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portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for BMR.  Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees.  Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below).  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company.  The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income.  While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the Prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund.  Under the Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services.  Eaton Vance also serves as sub-transfer agent for each Fund.  As sub-transfer agent, Eaton Vance performs the following services directly on behalf of a Fund:  (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management,

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distribution of shares and other management policy questions will be referred to a Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from a Fund; and (4) processes transaction requests received via telephone.  For the sub-transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services.  This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds. Each Fund pays a pro rata share of such fee. For the fiscal year ended August 31, 2012, the transfer agent accrued for or paid the following to Eaton Vance for sub-transfer agency services performed on behalf of each Fund:

Alabama	Arkansas	Georgia	Kentucky	Maryland	Missouri	N. Carolina	Oregon	S. Carolina	Tennessee	Virginia
$ 1,475	$ 1,706	$ 1,616	$ 1,630	$ 2,378	$ 2,485	$ 2,997	$ 3,589	$ 2,189	$ 1,415	$ 3,377

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator).  In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses.  The only expenses of a Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class (if any) and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  EVD is a direct, wholly-owned subsidiary of EVC.  Mr. Faust is a Director of EVD.

Custodian.  State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund.  State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust.  State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.  EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street.  It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit and related services, assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent.  BNY Mellon Investment Servicing (US) Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share is readily accessible on the Eaton Vance website (www.eatonvance.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•

Equity securities (including common stock, exchange traded funds, closed end funds, preferred equity securities, exchange traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale,

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official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.

•

Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

•

Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost which approximates value.

•

Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•

Senior and Junior Loans are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•

Most seasoned fixed-rate 30 year MBS are valued by Eaton Vance using a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

•

Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•

Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•

Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

•

Precious metals are valued are valued at the New York Composite mean quotation.

•

Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•

Valuations of foreign equity securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board.  Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold. (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  The portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund.  As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases.  Fund shares are offered for sale only in states where they are registered.  Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter.  Shares of a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any.  The Fund receives the net asset value.  The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares.  The sales charge table in the Prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.  The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges.”

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In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant.  In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account.  However, such account will be subject to the right of redemption by a Fund as described below.

Class I Share Purchases.  Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance and certain Fund service providers; current and retired Directors and Trustees of Eaton Vance funds; employees of Eaton Vance and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Suspension of Sales.  The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time.  In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue a Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions.  The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750.  Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase.  However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities.  The securities so distributed would be valued pursuant to the valuation procedures described in this SAI.  If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan.  The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held.  The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss.  Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution.  Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.  A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares.  The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions.  The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries.  The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the

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periods specified in the notice.  During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares on a no-load basis as described in the Prospectus and to HSAs (Health Savings Accounts), (4) to officers and employees of a Fund’s custodian and transfer agent and (5) in connection with the ReFlow liquidity program.  Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries.  Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale.  Any new or revised sales charge or CDSC waiver will be prospective only.

Waiver of Investment Minimums.  In addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent.  Investments in a Fund by ReFlow in connection with the Reflow liquidity program are also not subject to the minimum investment amount.

Statement of Intention.  If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference.  If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, the shareholder must notify the transfer agent or, if shares are held in a street name account, the financial intermediary prior to the expiration date of the Agreement in order for such lower sales charge to apply to purchases under the Statement.  Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder.  This refund will be made by the financial intermediary and the principal underwriter.  If at the time of the recomputation, the financial intermediary for the account has changed, the adjustment will be made only on those shares purchased through the current financial intermediary for the account.  If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of shares owned by the shareholder.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be accumulated for purposes of this privilege.  The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate.  Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus.  For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by

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mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature.  Class B shares held for eight years will automatically convert to Class A shares.  For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account.  Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares.  This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account.  This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan for Class A shares (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, financial intermediaries and other persons.  The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year.  Class A distribution and service fees are paid monthly in arrears.  For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).  On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”.  Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares.  Such fees compensate the principal underwriter for the sales commissions paid by it to financial intermediaries on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses.  The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% of the purchase price of Class C shares, and an up-front service fee of 0.20% on Class C shares.  Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class.  Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, financial intermediaries and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts.  For Class B, this fee is paid monthly in arrears based on the value of shares sold by such persons. For Class C, financial intermediaries currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% of the value of Class C shares sold by such dealer.  During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to financial intermediaries at the time of sale.  For the service fees paid, see Appendix B and Appendix C.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders.  The Eaton Vance organization may profit by reason of the operation of a Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to a Plan exceeds the total expenses incurred in distributing Fund shares.  Because payments to the principal underwriter under a Plan are limited, uncovered distribution charges, if applicable, (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely.  For sales commissions, CDSCs and uncovered distribution charges, if applicable, see Appendix A, Appendix B and Appendix C.

A Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office.  A Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  A Plan may not be amended to increase materially the payments described

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therein without approval of the shareholders of the affected Class and the Trustees.  So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.  The Trustees, including the Plan Trustees, initially approved the current Plan(s) on June 23, 1997 (November 14, 2005 in the case of the Class C Plan).  Any Trustee of the Trust who is an “interested” person of the Trust has an indirect financial interest in a Plan because his or her employer (or affiliates thereof) receives distribution and/or service fees under the Plan or agreements related thereto.

PERFORMANCE

Performance Calculations.  Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result.  The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested.  Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period.  After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes.  In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.  For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment.  If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value.  These returns would be lower if the full sales charge was imposed.  After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period.  Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge.  Actual yield may be affected by variations in sales charges on investments. A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state and local (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information.  The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See each Fund’s Prospectus for information on disclosure made in filings with the SEC and/or posted on the Eaton Vance website (www.eatonvance.com) and disclosure of certain portfolio characteristics.  Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

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Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser or its affiliates (including portfolio managers and, in the case of a Portfolio, the portfolio manager of any account that invests in the Portfolio), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and/or

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in the Prospectus;  2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to an Eaton Vance fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), analytical service providers engaged by the investment adviser (Advent, Bloomberg L.P., Evare, Factset, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Servicing Inc.), pricing services (TRPS Mark-to-Market Pricing Service, WM Company Reuters Information Services and Non-Deliverable Forward Rates Service, Pricing Direct, FT Interactive Data Corp., Standard & Poor’s Securities Evaluation Service, Inc., SuperDerivatives and Stat Pro.), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (Citibank, N.A. and its affiliates), consultants and other product evaluators (Morgan Stanley Smith Barney LLC) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers and mortgage-backed securities dealers).  These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged.  If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter.  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board.  In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment.  Also, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

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Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Eaton Vance website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting the Fund and its shareholders.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Trust, is treated as a separate entity for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of

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as Revised October 17, 2013

its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent fiscal year.

The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC (and, where applicable, the Portfolio is treated as a partnership for Massachusetts and federal tax purposes), the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to the shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals when paid before January 1, 2013 and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and net ordinary losses incurred after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Taxation of the Portfolio.  If the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share. Under current law, provided that the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, the Portfolio should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Taxation of the Subsidiary.  To the extent described in the prospectus, the Fund may invest in the Subsidiary. The Subsidiary is classified as a corporation for U.S. federal income tax purposes. As described in the prospectus, the Fund has either applied for or received from the IRS a private ruling relating to the treatment of the income allocated to the Fund from the Subsidiary for purposes of the Fund’s status as a “RIC” under the Code.  Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct it activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and would be taxed as such.

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The Subsidiary is treated as a controlled foreign corporation (“CFC”) for tax purposes and the Fund is treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be “subpart F income.” The Fund’s recognition of the Subsidiary's “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund's tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund and the Portfolio, as appropriate.  References in the following summary to “the Fund” are to any Fund or Portfolio that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired at a market discount, or in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  The Fund may elect to accrue market discount income on a daily basis.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations.  Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

If the Fund seeks income exempt from state and/or local taxes, information about such taxes is contained in an appendix to this SAI (see the Table of Contents).

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year and the Fund satisfies the minimum distribution requirement, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder‘s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder‘s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss

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SAI dated January 1, 2013

as Revised October 17, 2013

on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect

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as Revised October 17, 2013

to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund must own the dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally

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SAI dated January 1, 2013

as Revised October 17, 2013

subject to federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund‘s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder‘s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder‘s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of all distributions annually as required by applicable rules and regulations.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Fund shareholders are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Qualified Dividend Income.  “Qualified dividend income” received by an individual is taxed at the rates applicable to long-term capital gain (at a maximum rate of 20%). In order for some portion of the dividends received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 91-day period beginning 45 days before the ex-dividend date or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Distributions eligible for the DRD may give rise to or increase the alternative minimum tax for certain corporations.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Redemption or Exchange of Fund Shares.  Generally, upon sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis in shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on unearned income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income. This tax is effective with respect to amounts received, and taxable years beginning, after December 31, 2012.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, net capital gain dividends, exempt interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.

For taxable years beginning before January 1, 2014, properly report dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of  the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, or for sales occurring on or before December 31, 2013, 50% or more of the value of the Fund’s shares were held by U.S. entities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.  The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Fund will not expire for taxable years beginning on or after January 1, 2014.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Compliance with the HIRE Act.  A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Non-U.S. shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of Form 8886.  Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation.  The taxation of the Fund, the Portfolio, the Subsidiary and shareholders may be adversely affected by future legislation, Treasury regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by BMR, each Fund's investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm a compensation for the promotion or sale of such shares.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations.  Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters.  On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.  Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e). Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” The investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  The investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e).

The investment companies sponsored by the investment adviser or its affiliates also may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Municipal Obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during each of the three fiscal years ended August 31, 2012, 2011 and 2010, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

	Brokerage Commissions* Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
Fund	8/31/12	8/31/11	8/31/10	8/31/12	8/31/12
Alabama	$ 536	$ 1,157	$ 1,085	$ 0	$ 0
Arkansas	1,144	92	N/A	586,660	0
Georgia	1,766	1,840	2,380	758,021	0
Kentucky	1,025	46	N/A	0	0
Maryland	710	1,959	2,443	0	0
Missouri	739	3,115	1,880	1,384,567	0
North Carolina	2,708	2,851	2,310	560,162	0
Oregon	3,788	3,742	3,150	2,379,564	0
South Carolina	4,484	4,811	2,380	4,426,174	0
Tennessee	1,061	1,298	1,680	0	0
Virginia	3,697	6,151	10,080	2,474,947	0

*

As noted above, municipal obligations are traded on a net basis (i.e., without commission).  The brokerage commissions reflected in the table resulted from the Fund’s transactions in futures contracts during the period.

During the fiscal year ended August 31, 2012, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Asset Coverage

To the extent required by SEC guidelines, if a transaction exposes the Fund to an obligation of another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of either the custodian or the investment adviser with a value sufficient at all times to cover its potential obligations not covered. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.  The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds and participation in revolving credit facilities.

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain, particularly in the near term, when or whether there will be a revival of investor interest in purchasing securities sold through auctions. In addition, there may be no active secondary markets for many auction rate securities. Moreover, auction rate securities that do trade in a secondary market may trade at a significant discount from the underlying liquidation or principle amount of the securities. Finally, there recently have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases and settle transactions).  The Fund typically makes any such borrowings pursuant to an umbrella credit facility to which most of the Eaton Vance mutual funds have access.  The Fund’s ability to borrow under the credit facility is subject to its terms and conditions, which in some cases may limit the Fund’s ability to borrow under the facility.  The credit facility is subject to an annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Borrowings involve additional expense to the Fund.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Call and Put Features on Obligations

Issuers of obligations may reserve the right to call (redeem) the obligation. If an issuer redeems an obligation with a call right during a time of declining interest rates, the holder of the obligation may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some obligations may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances an obligation’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the obligation would be subject to the longer maturity of the obligation, which could experience substantially more volatility.  Obligations with a “put” or “demand” feature are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because they can be retained if interest rates decline.

Cash Equivalents

Cash equivalents include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.  These securities may be subject to federal income, state income and/or other taxes.  Instead of investing in cash equivalents directly, the Fund may invest in an affiliated money market fund (such as Eaton Vance Cash Reserves Fund, LLC which is managed by Eaton Vance) or unaffiliated money market fund.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization class and target amortization classes and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through the Subsidiary, the Subsidiary is not subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of the Cayman Islands, a foreign jurisdiction, and can be affected by developments in that jurisdiction.

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities which underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”).  Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Dividend Capture Trading

In a dividend capture trade, the Fund sells a stock that has gone ex-dividend to purchase another stock paying a dividend before the next dividend of the stock being sold.  The use of a dividend capture trading strategy exposes the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in multiple Portfolios is the sum of its allocable share of the duration of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s duration by the Fund’s percentage ownership of that Portfolio.

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

 Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Equity Investments

Equity investments include common and preferred stocks (see “Preferred Securities”); depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible preferred securities and other convertible debt instruments; and warrants.

Equity Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Equity linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Events Regarding FNMA and FHLMC

The value of FNMA and FHLMC securities fell sharply in 2008 due to concerns that these agencies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In connection with the conservatorship, the U.S. Treasury Department entered into Senior Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that the liabilities of FNMA and FHLMC have exceeded their assets under generally accepted accounting principles, the U.S. Treasury Department will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the MBS issued by FNMA and FHLMC. On February 18, 2009, the U.S. Treasury Department announced that it was doubling the size of its commitment to each of FNMA and FHLMC under the Senior Preferred Stock Program to $200 billion.  The U.S. Treasury Department’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per entity.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA and FHLMC’s ability to meet its obligations.  FHFA has indicated that the conservatorship of each entity will end when the director of FHFA determines that FHFA’s plan to restore the entity to a safe and solvent condition has been completed.  No assurance can be given that the U.S. Treasury Department initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.   The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Fixed-income securities are used by issuers to borrow money. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  While typically paying a fixed rate of income, preferred securities may be considered to be equity securities for purposes of the Fund’s investment restrictions.

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Unless otherwise provided in the Fund’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Fund Investing in a Portfolio

The Board may discontinue the Fund’s investment in one or more Portfolios if it determines that it is in the best interest of the Fund and its shareholders to do so. In such an event, the Board would consider what action might be taken, including investing Fund assets in another pooled investment entity or retaining an investment adviser to manage Fund assets in accordance with its investment objective(s). The Fund’s investment performance and expense ratio may be affected if its investment structure is changed or if another Portfolio investor withdraws all or a portion of its investment in the Portfolio.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Future contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

Global Natural Resources Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in global natural resources companies.
Health Sciences Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in health sciences companies.
High Yield Securities

High yield securities (commonly referred to as “junk bonds”) are considered to be of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.  High yield securities may be subject to higher risk and include certain corporate debt obligations, higher yielding preferred securities and mortgage-related securities, and securities convertible into the foregoing.  They are regarded as predominantly speculative with respect to the entity’s continuing ability to meet principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Securities

Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  It may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investments in the Subsidiary

The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by a sole director affiliated with Eaton Vance. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The Subsidiary expects to invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities and is also permitted to invest in any other investments permitted by the Fund. To the extent that the Fund invests in the Subsidiary, the Fund will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be operated similarly to the Fund, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Junior Loans

Secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”) are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

Junior Loans, which may be purchased either in the form of an assignment or a loan participation are subject to the same general risks inherent to any loan investment. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Loan Facility

Senior Debt Portfolio may employ borrowings and leverage as described in the prospectus. The Portfolio has entered into a commercial paper program and liquidity facility subject to the terms of an Order of the SEC (Release No. 26320) granting an exemption from Section 18(f)(1) of the 1940 Act. The program, administered by Citicorp North America, Inc., is with certain conduit lenders who issue commercial paper, in an amount up to $640 million through which the Portfolio employs leverage pursuant to its investment guidelines and subject to the risks described in the Prospectus. Under the terms of the program, the Portfolio pays an annual fee equal to 0.65% on its outstanding borrowings for the administration of the program and an annual fee of either 0.35% or 0.45% on the total commitment amount depending on the amount of outstanding borrowings, as well as interest on advances under the program.

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors.

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped mortgage-backed securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently three types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators or and investors in mortgage loans, including depositary institutions mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

 FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.  See also “Events Regarding FNMA and FHLMC” herein.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS is purchased at a premium above its par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Municipal Lease Obligations (“MLOs”)

MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Participations in municipal leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The investment adviser will consider a MLO to be liquid if it is rated investment grade (being an MLO rated BBB or Baa or higher) by a nationally recognized statistical ratings organization or is insured by an insurer rated investment grade.  If an MLO or participation does not meet the foregoing criteria, then the investment adviser will consider the MLO to be illiquid unless it conducts an analysis of relevant factors and concludes that the MLO is liquid.  In conducting such an analysis, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered” meaning that party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. A straddle is deemed to be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The same liquid assets may be used to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  The Fund may also buy and write call options on the same reference instrument to cover its obligations.  Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

To the extent that the Fund writes a call option on an instrument it holds and intends to use such instrument as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the instrument above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the value of the reference instrument decline. If the Fund were unable to close out such a call option, it would not be able to sell the instrument unless the option expired without exercise.  Uncovered calls have speculative characteristics and are riskier than covered calls because there is no instrument or cover held by the Fund that can act as a partial hedge.

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Option Strategy	To the extent described in the Prospectus, the Fund may utilize the Option Strategy.
Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares (or, if applicable Class A shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the round trip limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for the closed-end fund securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the prospectus.

Preferred Securities

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  While a part of an issuer’s equity structure, preferred securities may be considered to be fixed-income securities for purposes of the Fund’s investment restrictions.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Real Estate Investment Trusts (“REITs”)

Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund will bear REIT expenses in addition to its own expenses.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities. The interest rate payable on a residual interest bond bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such residual interest bond, upon the termination of the trust issuing the residual interest bond, the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond. Absent a shortfall and forebearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Royalty Bonds	To the extent described in the Prospectus, the Fund may invest in royalty bonds.
Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser may instruct the securities lending agent to terminate loans and recall securities with voting rights so that the securities may be voted in accordance with the Fund’s proxy voting policy and procedures if deemed appropriate to do so.

Cash collateral received by the Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”), a privately offered investment company holding high quality, U.S. dollar-denominated money market instruments.  The investment objective of Cash Collateral Fund is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Although not a registered money market mutual fund, Cash Collateral Fund conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. There can be no assurance that Cash Collateral Fund will be able to maintain a stable net asset value and the Fund could experience a loss of its invested collateral.  Cash Collateral Fund invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers, including U.S. Government securities and prime commercial paper. When appropriate, Cash Collateral Fund may also invest in other high-grade, short-term obligations, including certificates of deposit, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches. Cash Collateral Fund may purchase securities on a when-issued basis and for future delivery by means of “forward commitments.” Cash Collateral Fund may enter into repurchase agreements. Cash Collateral Fund may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Cash Collateral Fund does not limit the amount of its assets that can be invested in one type of instrument or in any foreign country. Information about the portfolio holdings of Cash Collateral Fund is available on request.  As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Fund.

Securities with Equity and Debt Characteristics

Securities may have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer. The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities.  If these securities are ranked at the bottom of an issuer’s debt capital structure, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Senior Loans

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.  Senior Loans are floating rate senior loans of borrowers with interest rates that float, adjust or vary periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate”. The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning Loan Investor and becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor.  Participations in a Loan Investor’s portion of a Senior Loan typically result in a contractual relationship only with such Loan Investor, not with the borrower. As a result, the purchaser may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. The purchaser generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any set-off rights against the borrower with respect to any funds acquired by other Loan Investors and the purchaser may not directly benefit from the collateral supporting the Senior Loan. As a result, the purchaser assumes the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling the participation, the Fund may be treated as a general creditor of such Loan Investor.

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing any Senior Loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to Senior Loans in (or anticipated to be in) default and assets securing such Loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the Loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to Loans.

The Fund will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized rating agency) or determined by the investment adviser to be of comparable quality. Similarly, the Fund will only purchase an assignment or participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality.  Notwithstanding the forgoing, the Fund may enter into a transaction to acquire an assignment or participation with an Interposed Person where such Interposed Person does not have outstanding debt or deposit obligations rated investment grade if the Fund does so in compliance with applicable written procedures governing such transactions.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value causing the Loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.   A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons similar risks may arise.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Additional Information. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of certain Senior Loans. A secondary market exists for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.  Use of short sales is limited by the Fund’s non-fundamental restriction relating thereto.

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange.

Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multiclass mortgage securities. SMBS commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest from the mortgages, while the other class will receive most of the principal. In the most extreme case, the interest only class receives all of the interest while the principal only class receives the entire principal. The yield to maturity on an interest only class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the initial investment in these securities may not be recouped. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other MBS because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default. Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Tax-Managed Investing

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities which are treated differently for federal income tax purposes: price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. These rates are scheduled to increase to 39.6% and 20%, respectively, for taxable years beginning on or after January 1, 2013. The provisions of the Code applicable to qualified dividend income are effective through 2012 (the “sunset provisions”). Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the sunset provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.  For additional information about Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, see “Events Regarding FNMA and FHLMC” herein.

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities will generally be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Utility and Financial Service Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in utility and/or financial services companies.
Variable Rate Obligations

Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.  The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Warrants

See also “Derivative Instruments and Related Risks” herein.  Warrants are an option, but not the obligation, to purchase an instrument at a fixed price valid for a specific period of time. Warrants typically are issued by the issuer of the underlying reference instrument. Warrants do not represent ownership of the instrument, but only the right to buy it. The prices of warrants do not necessarily move parallel to the prices of the underlying reference instruments. Warrants may become valueless if not sold or exercised prior to their expiration.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. These factors can make warrants more speculative than other types of investments. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX A

Class A Fees, Performance and Ownership

Sales Charges and Distribution and Service Fees.  For the, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to financial intermediaries, (3) sales charges paid to the principal underwriter, (4) approximate CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, and (6) distribution and service fees paid to financial intermediaries.  Distribution and service fees that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Total Sales Charges Paid	Sales Charges to Financial Intermediaries	Sales Charges to Principal Underwriter	CDSC to Principal Underwriter	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries
Alabama	$ 36,754	$ 30,553	6,201	$ 0	$ 85,622	$ 80,581
Arkansas	109,124	89,978	19,146	100	112,805	103,359
Georgia	123,513	102,902	20,611	100	97,811	87,218
Kentucky	80,538	66,139	14,399	0	93,211	93,054
Maryland	90,861	74,728	16,133	0	121,986	115,051
Missouri	134,692	115,287	19,405	100	156,490	142,494
North Carolina	346,397	288,820	57,577	1,000	160,644	142,691
Oregon	451,719	373,531	78,188	200	212,657	189,240
South Carolina	372,802	311,110	61,692	100	171,266	151,623
Tennessee	79,898	66,430	13,468	300	79,869	72,032
Virginia	114,327	96,592	17,735	1,000	161,137	149,758

For the fiscal years ended August 31, 2011 and August 31, 2010, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts.  The balance of such amounts was paid to financial intermediaries.

Fund	August 31, 2011 Total Sales Charges Paid	August 31, 2011 Sales Charges to Principal Underwriter	August 31, 2010 Total Sales Charges Paid	August 31, 2010 Sales Charges to Principal Underwriter
Alabama	$ 55,504	$ 9,356	$ 102,688	$ 17,250
Arkansas	109,741	19,454	232,836	33,658
Georgia	77,679	12,581	102,208	13,693
Kentucky	62,280	11,488	73,580	10,332
Maryland	35,365	6,311	215,889	35,330
Missouri	75,654	12,998	152,626	20,959
North Carolina	121,835	20,084	290,020	40,196
Oregon	182,684	32,363	207,836	31,409
South Carolina	124,499	22,052	300,152	47,777
Tennessee	38,674	6,700	118,897	18,319
Virginia	61,415	9,780	146,966	19,535

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Alabama Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	9.27%	5.30%	4.59%
Before Taxes and Including Maximum Sales Charge	4.03%	4.28%	4.09%
After Taxes on Distributions and Excluding Maximum Sales Charge	9.26%	5.29%	4.57%
After Taxes on Distributions and Including Maximum Sales Charge	4.03%	4.26%	4.07%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.47%	5.14%	4.53%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.00%	4.24%	4.08%

Arkansas Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	7.55%	3.42%	3.79%
Before Taxes and Including Maximum Sales Charge	2.40%	2.42%	3.29%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.55%	3.39%	3.76%
After Taxes on Distributions and Including Maximum Sales Charge	2.40%	2.40%	3.26%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.32%	3.49%	3.85%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	2.90%	2.63%	3.40%

Georgia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	9.31%	3.99%	4.08%
Before Taxes and Including Maximum Sales Charge	4.13%	2.97%	3.57%
After Taxes on Distributions and Excluding Maximum Sales Charge	9.31%	3.98%	4.07%
After Taxes on Distributions and Including Maximum Sales Charge	4.12%	2.96%	3.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.53%	4.03%	4.14%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.09%	3.14%	3.68%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Kentucky Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.36%	4.42%	4.03%
Before Taxes and Including Maximum Sales Charge	3.21%	3.41%	3.52%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.36%	4.42%	4.02%
After Taxes on Distributions and Including Maximum Sales Charge	3.21%	3.40%	3.51%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.88%	4.39%	4.06%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.46%	3.50%	3.61%

Maryland Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	10.81%	4.90%	4.34%
Before Taxes and Including Maximum Sales Charge	5.56%	3.89%	3.84%
After Taxes on Distributions and Excluding Maximum Sales Charge	10.81%	4.90%	4.33%
After Taxes on Distributions and Including Maximum Sales Charge	5.56%	3.89%	3.83%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.48%	4.81%	4.35%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.00%	3.93%	3.90%

Missouri Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.20%	4.41%	4.28%
Before Taxes and Including Maximum Sales Charge	5.89%	3.39%	3.78%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.30%	4.42%	4.28%
After Taxes on Distributions and Including Maximum Sales Charge	5.99%	3.40%	3.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.79%	4.36%	4.29%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.26%	3.47%	3.84%

North Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.27%	5.44%	4.52%
Before Taxes and Including Maximum Sales Charge	6.93%	4.41%	4.01%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.27%	5.44%	4.52%
After Taxes on Distributions and Including Maximum Sales Charge	6.93%	4.41%	4.01%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.61%	5.30%	4.51%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.06%	4.40%	4.05%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Oregon Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	15.95%	5.55%	4.80%
Before Taxes and Including Maximum Sales Charge	10.45%	4.54%	4.29%
After Taxes on Distributions and Excluding Maximum Sales Charge	15.95%	5.53%	4.78%
After Taxes on Distributions and Including Maximum Sales Charge	10.45%	4.52%	4.28%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	12.07%	5.38%	4.76%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	8.42%	4.48%	4.31%

South Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	13.21%	4.65%	4.79%
Before Taxes and Including Maximum Sales Charge	7.78%	3.64%	4.28%
After Taxes on Distributions and Excluding Maximum Sales Charge	13.20%	4.65%	4.78%
After Taxes on Distributions and Including Maximum Sales Charge	7.77%	3.64%	4.27%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.18%	4.60%	4.75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.57%	3.72%	4.30%

Tennessee Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	9.14%	3.18%	3.50%
Before Taxes and Including Maximum Sales Charge	3.92%	2.17%	3.00%
After Taxes on Distributions and Excluding Maximum Sales Charge	9.13%	3.17%	3.49%
After Taxes on Distributions and Including Maximum Sales Charge	3.91%	2.16%	2.99%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.38%	3.31%	3.61%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.92%	2.43%	3.16%

Virginia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	9.48%	2.79%	3.33%
Before Taxes and Including Maximum Sales Charge	4.30%	1.80%	2.82%
After Taxes on Distributions and Excluding Maximum Sales Charge	9.48%	2.79%	3.32%
After Taxes on Distributions and Including Maximum Sales Charge	4.30%	1.80%	2.82%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.71%	3.01%	3.48%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.28%	2.15%	3.03%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Control Persons and Principal Holders of Securities.  At December 1, 2012, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13.8%
	First Clearing LLC Special Custody Account	St. Louis, MO	13.1%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.3
	Pershing LLC	Jersey City, NJ	7.4%
Arkansas	First Clearing LLC Special Custody Account	St. Louis, MO	24.5%
	MFD Streetside Location	St. Louis, MO	15.9%
	Pershing LLC	Jersey City, NJ	12.2%
	Raymond James Omnibus for Mutual Funds	St. Petersburg, FL	6.6%
Georgia	First Clearing LLC Special Custody Account	St. Louis, MO	17.4%
	National Financial Services LLC	New York, NY	10.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.7%
	MFD Streetside Location	St. Louis, MO	9.3%
	Morgan Stanley Smith Barney	Jersey City, NJ	9.1%
	LPL Financial A/C 2609-6548	San Diego, CA	6.3%
Kentucky	Charles Schwab & Co Inc. Special Custody Account	San Francisco, CA	21.2%
	First Clearing LLC Special Custody Account	St. Louis, MO	14.3%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.1%
	National Financial Services LLC	New York, NY	6.2%
	MFD Streetside Location	St. Louis, MO	6.2%
Maryland	Morgan Stanley Smith Barney	Jersey City, NJ	16.9%
	Merrill, Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.8%
	First Clearing LLC Special Custody Account	St. Louis, M)	13.0%
	National Financial Services LLC	New York, NY	10.8%
	Pershing LLC	San Francisco, CA	6.2%
Missouri	MFD Streetside Location	St. Louis, MO	13.7%
	National Financial Services LLC	New York, NY	12.6%
	First Clearing LLC Special Custody Account	St. Louis, MO	11.9%
	Lesser Family Holdings LLC	St. Louis, MO	11.8%
	Morgan Stanley Smith Barney	Jersey City NJ	6.3%
	Pershing LLC	Jersey City, NJ	6.3%
North Carolina	First Clearing LLC Special Custody Account	St. Louis MO	14.5%
	MFD Streetside Location	St, Louis, MO	13.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.0%
	Pershing LLC	San Francisco, CA	8.8%
	UBS WM USA 000 11011 6100 Omni Account M/F	Weehawken, NJ	8.5%
	National Financial Services LLC	New York, NY	5.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5.7%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Oregon	MFD Streetside Location	St. Louis, MO	24.7%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.0%
	First Clearing LLC Special Custody Account	St. Louis, MO	8.9%
	American Enterprise Investment SVC	Jersey City, NJ	7.7%
South Carolina	First Clearing LLC Special Custody Account	St. Louis, MO	18.8%
	MFD Streeetside Location	St. Louis, Minneapolis, MN	15.8%
	Morgan Stanley Smith Barney	Jersey City, NJ	15.5%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.8%
	Pershing LLC	Jersey City, NJ	6.7%
	National Financial Services LLC	New York, NY	6.1%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, MO	5.5%
Tennessee	MFD Streetside Location	St. Louis, MO	16.2%
	National Financial Services LLC	New York, NY	9.7%
	UBS WM USA 000 11011 6100	Weehawken, NJ	9.3.%
	Morgan Stanley Smith Barney	Jersey City, NJ	9.0%
	First Clearing LLC Special Custody Account	St. Louis, MO	8.1%
	Pershing LLC	San Francisco, CA	6.4%
	Stifel Nicolaus & Co Inc.	St. Louis, MO	5.0%
Virginia	First Clearing LLC Special Custody Account	St. Louis, MO	17.9%
	Morgan Stanley Smith Barney	Jersey City, NJ	14.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.3%
	Pershing LLC	San Francisco, CA	10.0%
	National Financial Services LLC	New York, NY	7.5%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX B

Class B Fees, Performance and Ownership

Distribution and Service Fees.  For the fiscal year ended August 31, 2012, the following table shows (1) sales commissions paid by the principal underwriter to financial intermediaries on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) approximate CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to financial intermediaries.  The service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Commission Paid by Principal Underwriter to Financial Intermediaries	Distribution Fee Paid to Principal Underwriter	CDSC Paid to Principal Underwriter	Uncovered Distribution Charges	Service Fees	Service Fees Paid to Financial Intermediaries
Alabama	$ 1,164	$ 10,894	$ 500	$ 1,253,000(96.1%)	$ 2,905	$ 2,706
Arkansas	4,363	18,432	3,000	1,242,000(58.7%)	4,915	4,125
Georgia	410	18,529	5,000	1,822,000(84.5%)	4,941	4,619
Kentucky	72	6,573	3,000	1,287,000(191.8%)	1,753	1,542
Maryland	2,208	21,506	1,000	1,535,000(67.1%)	5,735	5,385
Missouri	571	17,137	2,000	394,000(20.4%)	4,570	4,068
North Carolina	1,176	17,399	4,000	1,881,000(90.0%)	4,640	4,338
Oregon	3,222	49,579	6,000	1,656,000(27.9%)	13,221	12,488
South Carolina	2,325	32,226	4,000	1,202,000(30.7%)	8,593	8,140
Tennessee	1,820	10,450	500	709,000(60.3%)	2,787	2,545
Virginia	3,650	25,331	2,000	958,000(34.0%)	6,755	6,157

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Alabama Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.48%	4.51%	3.83%
Before Taxes and Including Maximum Sales Charge	3.48%	4.17%	3.83%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.47%	4.49%	3.81%
After Taxes on Distributions and Including Maximum Sales Charge	3.47%	4.15%	3.81%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.68%	4.35%	3.77%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.43%	4.06%	3.77%

Arkansas Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	6.82%	2.65%	3.04%
Before Taxes and Including Maximum Sales Charge	1.82%	2.30%	3.04%
After Taxes on Distributions and Excluding Maximum Sales Charge	6.82%	2.63%	3.03%
After Taxes on Distributions and Including Maximum Sales Charge	1.82%	2.28%	3.03%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	5.57%	2.74%	3.12%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	2.32%	2.44%	3.12%

Georgia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.51%	3.22%	3.32%
Before Taxes and Including Maximum Sales Charge	3.51%	2.88%	3.32%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.51%	3.21%	3.32%
After Taxes on Distributions and Including Maximum Sales Charge	3.51%	2.87%	3.32%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.74%	3.27%	3.39%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.49%	2.98%	3.39%

Kentucky Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	7.57%	3.66%	3.28%
Before Taxes and Including Maximum Sales Charge	2.57%	3.31%	3.28%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.57%	3.65%	3.27%
After Taxes on Distributions and Including Maximum Sales Charge	2.57%	3.30%	3.27%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.08%	3.63%	3.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	2.83%	3.33%	3.32%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Maryland Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	9.96%	4.13%	3.58%
Before Taxes and Including Maximum Sales Charge	4.96%	3.79%	3.58%
After Taxes on Distributions and Excluding Maximum Sales Charge	9.96%	4.13%	3.57%
After Taxes on Distributions and Including Maximum Sales Charge	4.96%	3.79%	3.57%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.65%	4.05%	3.59%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.40%	3.75%	3.59%

Missouri Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	10.50%	3.65%	3.53%
Before Taxes and Including Maximum Sales Charge	5.50%	3.30%	3.53%
After Taxes on Distributions and Excluding Maximum Sales Charge	10.50%	3.64%	3.52%
After Taxes on Distributions and Including Maximum Sales Charge	5.50%	3.29%	3.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.95%	3.58%	3.54%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.70%	3.29%	3.54%

North Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.33%	4.64%	3.77%
Before Taxes and Including Maximum Sales Charge	6.33%	4.31%	3.77%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.33%	4.64%	3.76%
After Taxes on Distributions and Including Maximum Sales Charge	6.33%	4.31%	3.76%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.71%	4.51%	3.75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.46%	4.23%	3.75%

Oregon Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	15.00%	4.76%	4.02%
Before Taxes and Including Maximum Sales Charge	10.00%	4.42%	4.02%
After Taxes on Distributions and Excluding Maximum Sales Charge	15.00%	4.74%	4.01%
After Taxes on Distributions and Including Maximum Sales Charge	10.00%	4.41%	4.01%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	11.16%	4.60%	4.00%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.91%	4.31%	4.00%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

South Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.30%	3.87%	4.01%
Before Taxes and Including Maximum Sales Charge	7.30%	3.52%	4.01%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.30%	3.86%	4.01%
After Taxes on Distributions and Including Maximum Sales Charge	7.30%	3.51%	4.01%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.30%	3.81%	3.99%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.05%	3.53%	3.99%

Tennessee Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.35%	2.40%	2.74%
Before Taxes and Including Maximum Sales Charge	3.35%	2.06%	2.74%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.35%	2.39%	2.73%
After Taxes on Distributions and Including Maximum Sales Charge	3.35%	2.05%	2.73%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.60%	2.54%	2.85%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.35%	2.24%	2.85%

Virginia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.63%	2.02%	2.56%
Before Taxes and Including Maximum Sales Charge	3.63%	1.68%	2.56%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.63%	2.01%	2.56%
After Taxes on Distributions and Including Maximum Sales Charge	3.63%	1.67%	2.56%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.88%	2.25%	2.72%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.63%	1.96%	2.72%

Control Persons and Principal Holders of Securities.  At December 1, 2012, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	First Clearing Special LLC Custody Acct	St. Louis, MO	25.6%
	Charles Schwab Co Inc Special Custody Acct	San Francisco, CA	18.2%
	National Financial Services LLC	New York, NY	15.7%
	Pershing LLC	Jersey City, NJ	10.1%
	MFD Streetside Location	St. Louis, MO	6.9%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Arkansas	MFD Streetside Location	St. Louis, MO	23.7%
	Pershing LLC	Jersey City, NJ	22.7%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	13.7%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.7%
	U.S. Bancorp Investments Inc. FBO 236596911	St. Paul, MN	5.4%
Georgia	First Clearing LLC Special Custody Acct	St. Louis, MO	49.6%
	National Financial Services LLC	New York, NY	20.4%
	MFD Streetside Location	St. Louis, MO	7.9%
	John J. Hembree & Elba I. Hembree Shelter Trust	Waco, GA	6.5%
Kentucky	Pershing LLC	Jersey City, NJ	22.1%
	MFD Streetside Location	St. Louis, MO	11.9%
	National Financial Services LLC	New York, NY	11.4%
	Charles Schwab & Co Inc Special Custody Acct	San Francisco, CA	9.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.0%
	LPL Financial Services A/C 5023 – 7843	San Diego, CA	8.2%
	U.S. Bancorp Investments Inc. FBO 248232131	St. Paul, MN	5.1%
Maryland	First Clearing LLC Special Custody Acct	St. Louis, MO	31.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	18.6%
	National Financial Services LLC	New York, NY	17.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	9.8%
Missouri	Pershing LLC	Jersey City, NJ	14.3%
	MFD Streetside Location	St. Louis, MO	10.5%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	8.5%
	First Clearing LLC Special Custody Acct	St. Louis, MO	8.4%
	American Enterprise Investment SVC	Minneapolis, MN	7.7%
	RBC Capital Markets LLC	Minneapolis, MN	5.6%
	U.S. Bancorp Investments Inc. FBO 255500231	St. Paul, MN	5.2%
North Carolina	First Clearing LLC Special Custody Acct	St. Louis, MO	41.8%
	MFD Streetside Location	St. Louis, MO	17.6%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	7.7%
Oregon	MFD Streetside Location	St. Louis, MO	17.0%
	First Clearing LLC Special Custody Acct	St. Louis, MO	13.1%
South Carolina	First Clearing LLC Special Custody Acct	St. Louis, MO	36.2%
	MFD Streetside Location	St. Louis, MO	20.0%
	Pershing LLC	Jersey City, NJ	7.9%
	Raymond James Omnibus For Mutual Funds House	St. Petersburg, FL	6.6%
Tennessee	MFD Streetside Location	St. Louis, MO	44.6%
	Pershing LLC	Jersey City, NJ	17.2%
	First Clearing LLC Special Custody Acct	St. Louis, MO	15.5%
Virginia	First Clearing LLC Special Custody Acct	St. Louis, MO	42.9%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.3%
Stifel Nicolaus & Co. Inc.	St. Louis, MO	7.1%
National Financial Services LLC	New York, NY	6.4%
Morgan Stanley Smith Barney	Jersey City, NJ	6.1%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX C

Class C Fees, Performance and Ownership

Distribution and Service Fees.  For the, the following table shows (1) sales commissions paid by the principal underwriter to financial intermediaries on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) approximate CDSC payments to the principal underwriter, (4) uncovered distribution charges (if applicable) under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to financial intermediaries.  The service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund(1)	Commission Paid by Principal Underwriter to Financial Intermediaries	Distribution Fee Paid to Principal Underwriter	CDSC Paid to Principal Underwriter	Uncovered Distribution Charges	Service Fees	Service Fees Paid to Financial Intermediaries
Alabama	$ 20,581	$ 20,021	$ 1,000	$ 360,000(12.2%)	$ 5,339	$ 5,409
Arkansas	47,160	50,149	2.000	608,000(8.8%)	13,373	12.437
Georgia	56,707	54,121	200	842,000(11.6%)	14,432	14,937
Kentucky	25,555	22.119	-0-	305,000(8.3%)	5,898	6,660
Maryland	115,390	102,934	200	1,257,000(7.8%)	27,449	30,215
Missouri	44,261	40,861	100	414,000(6.5%)	10,896	11,632
North Carolina	151,455	121,759	500	1,511,000(7.1%)	32,469	39,295
Oregon	165.719	151,014	300	1,792,000(7.5%)	40,270	43,386
South Carolina	209,903	191,593	2,000	2,694,000(9.0%)	51,091	54,862
Tennessee	69.005	61,464	300	727,000(7.4%)	16,390	18,096
Virginia	67,533	70,448	100	840,000(9.2%)	18,786	17,920

(1)

Class C commenced operations as follows:  March 21, 2006 (Alabama Fund),  April 28, 2006 (Arkansas Fund), April 25, 2006 (Georgia Fund), March 23, 2006 (Kentucky Fund),  May 2, 2006 (Maryland Fund),  February16, 2006 (Missouri Fund), May 2, 2006 (North Carolina Fund), May 2, 2006 (Oregon Fund), January 12, 2006 (South Carolina Fund), May 2, 2006 (Tennessee Fund) and February 8, 2006 (Virginia Fund).

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000.  Total return for the period prior to the date this Class of each Fund was first offered, reflects the total return of Class B, adjusted to reflect the Class C CDSC.  The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and service fees).  If such adjustments were made, the Class C total return would be different.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Alabama Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.47%	4.52%	3.81%
Before Taxes and Including Maximum Sales Charge	7.47%	4.52%	3.81%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.47%	4.51%	3.79%
After Taxes on Distributions and Including Maximum Sales Charge	7.47%	4.51%	3.79%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.68%	4.36%	3.76%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.03%	4.36%	3.76%

Arkansas Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	6.82%	2.67%	3.01%
Before Taxes and Including Maximum Sales Charge	5.82%	2.67%	3.01%
After Taxes on Distributions and Excluding Maximum Sales Charge	6.82%	2.65%	2.99%
After Taxes on Distributions and Including Maximum Sales Charge	5.82%	2.65%	2.99%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	5.57%	2.75%	3.08%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	4.92%	2.75%	3.08%

Georgia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.50%	3.22%	3.31%
Before Taxes and Including Maximum Sales Charge	7.50%	3.22%	3.31%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.50%	3.22%	3.30%
After Taxes on Distributions and Including Maximum Sales Charge	7.50%	3.22%	3.30%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.73%	3.27%	3.37%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.08%	3.27%	3.37%

Kentucky Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	7.57%	3.66%	3.25%
Before Taxes and Including Maximum Sales Charge	6.57%	3.66%	3.25%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.57%	3.65%	3.24%
After Taxes on Distributions and Including Maximum Sales Charge	6.57%	3.65%	3.24%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.08%	3.62%	3.29%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.43%	3.62%	3.29%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Maryland Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	10.07%	4.15%	3.59%
Before Taxes and Including Maximum Sales Charge	9.07%	4.15%	3.59%
After Taxes on Distributions and Excluding Maximum Sales Charge	10.07%	4.15%	3.58%
After Taxes on Distributions and Including Maximum Sales Charge	9.07%	4.15%	3.58%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.72%	4.06%	3.60%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.07%	4.06%	3.60%

Missouri Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	10.40%	3.63%	3.50%
Before Taxes and Including Maximum Sales Charge	9.40%	3.63%	3.50%
After Taxes on Distributions and Excluding Maximum Sales Charge	10.40%	3.62%	3.49%
After Taxes on Distributions and Including Maximum Sales Charge	9.40%	3.62%	3.49%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	7.88%	3.57%	3.51%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.23%	3.57%	3.51%

North Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.32%	4.64%	3.77%
Before Taxes and Including Maximum Sales Charge	10.32%	4.64%	3.77%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.32%	4.64%	3.76%
After Taxes on Distributions and Including Maximum Sales Charge	10.32%	4.64%	3.76%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.70%	4.51%	3.75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	8.05%	4.51%	3.75%

Oregon Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	14.99%	4.76%	4.03%
Before Taxes and Including Maximum Sales Charge	13.99%	4.76%	4.03%
After Taxes on Distributions and Excluding Maximum Sales Charge	14.98%	4.74%	4.02%
After Taxes on Distributions and Including Maximum Sales Charge	13.98%	4.74%	4.02%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	11.15%	4.59%	4.00%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	10.50%	4.59%	4.00%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

South Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.41%	3.88%	4.01%
Before Taxes and Including Maximum Sales Charge	11.41%	3.88%	4.01%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.41%	3.88%	4.00%
After Taxes on Distributions and Including Maximum Sales Charge	11.41%	3.88%	4.00%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.37%	3.83%	3.98%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	8.72%	3.83%	3.98%

Tennessee Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.24%	2.40%	2.73%
Before Taxes and Including Maximum Sales Charge	7.24%	2.40%	2.73%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.23%	2.39%	2.72%
After Taxes on Distributions and Including Maximum Sales Charge	7.23%	2.39%	2.72%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.53%	2.53%	2.84%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.88%	2.53%	2.84%

Virginia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	8.63%	2.02%	2.56%
Before Taxes and Including Maximum Sales Charge	7.63%	2.02%	2.56%
After Taxes on Distributions and Excluding Maximum Sales Charge	8.62%	2.01%	2.56%
After Taxes on Distributions and Including Maximum Sales Charge	7.62%	2.01%	2.56%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.88%	2.25%	2.72%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.23%	2.25%	2.72%

Control Persons and Principal Holders of Securities.  At December 1, 2012, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	47.4%
	Morgan Stanley Smith Barney	Jersey City, NJ	19.9%
	Stern Agee & Leach Inc A/C 6180-1483	Birmingham, AL	6.2%
Arkansas	First Clearing, LLC Special Custody Acct	St. Louis, MO	33.3%
	Morgan Stanley Smith Barney	Jersey City, NJ	13.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.2%
	MFD Streetside Location	St. Louis, MO	6.2%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Georgia	Morgan Stanley Smith Barney	Jersey City, NJ	26.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19.3%
	First Clearing Special Custody Acct	St. Louis, MO	18.7%
	UBS WM USA 000 11011 6100	Weehawken, NJ	10.0%
	National Financial Services LLC	New York, NY	9.7%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	7.1%
Kentucky	UBS WM USA 000 11011 6100	Weehawken, NJ	20.2%
	National Financial Services LLC	New York, NY	17.1%
	First Clearing LLC Special Custody Acct	Edgewood, KY	14.8%
	MFD Streetside Location	St. Louis, MO	9.0%
	Charles Schwab & Co. Inc. Special Custody Account	San Francisco, CA	7.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.9%
Maryland	National Financial Services LLC	New York, NY	30.4%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	25.2%
	Morgan Stanley Smith Barney	Jersey City, NJ	12.1%
	First Clearing LLC	St. Louis, MO	11.0%
Missouri	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	18.7%
	First Clearing LLC Special Custody Acct	St. Louis, MO	11.8%
	American Enterprise Investment	Minneapolis, MN	9.7%
	Pershing LLC	Jersey City, NJ	9.7%
North Carolina	First Clearing LLC Special Custody Acct	St. Louis, MO	32.7%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	21.9%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	13.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	8.1%
	MFD Streetside Location	St. Louis, MO	6.4%
Oregon	Morgan Stanley Smiath Barney	Jersey City, NJ	17.3%
	RBC Capital Markets LLC	Minneapolis, MN	8.8%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.2%
	First Clearing LLC Special Custody Acct	St. Louis, MO	7.0%
	Pershing LLC	Jersey City, NJ	6.0%
South Carolina	First Clearing LLC Special Custody Acct	St. Louis, MO	20.6%
	Morgan Stanley Smith Barney	Jersey City, NJ	17.0%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14.0%
	MFD Streetside Location	St. Louis, MO	10.2%
	Pershing LLC	Jersey City, NJ	10.1%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	9.8%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Tennessee	First Clearing LLC Special Custody Acct	St. Louis, MO	16.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.8%
	National Financial Services LLC	New York, nY	11.9%
	MFD Streetside Location	St. Louis, MO	10.1%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	8.1%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	6.7%
Virginia	First Clearing LLC Special Custody Acct	St. Louis, MO	32.4%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	16.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	14.2%
	Pershing LLC	Jersey City, NJ	7.0%
	Charles Schwab & Co. Inc. Special Custody Account	San Francisco, CA	5.7%
	National Financial Services LLC	New York, NY	5.1%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX D

Class I Performance and Ownership

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000.  Total return for the period prior to March 3, 2008 (for the Alabama, Georgia, Maryland, North Carolina, South Carolina and Virginia Class I Shares) and August 3, 2010 (for Arkansas, Kentucky, Missouri, Oregon and Tennessee Class I shares) reflects the total return of the Class A shares, adjusted to reflect the fact that Class I does not impose a sales charge.  The total return shown below has not been adjusted to reflect Fund expenses (such as distribution and/or service fees).  If such an adjustment was made, the total return of this Class would be different.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Alabama Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	9.37%	5.48%	4.69%
After Taxes on Distributions	9.37%	5.47%	4.66%
After Taxes on Distributions and Redemption	7.61%	5.32%	4.62%
Class I commenced operations March 3, 2008.

Arkansas Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	7.77%	3.46%	3.81%
After Taxes on Distributions	7.77%	3.43%	3.78%
After Taxes on Distributions and Redemption	6.54%	3.53%	3.86%
Class I commenced operations August 3, 2010.

Georgia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	9.50%	4.23%	4.20%
After Taxes on Distributions	9.50%	4.23%	4.20%
After Taxes on Distributions and Redemption	7.73%	4.27%	4.26%
Class I commenced operations March 3, 2008.

Kentucky Fund	Length of Period Ended August 31, 2012

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	8.58%	4.51%	4.07%
After Taxes on Distributions	8.58%	4.50%	4.06%
After Taxes on Distributions and Redemption	7.09%	4.47%	4.10%
Class I commenced operations August 3, 2010.

Maryland Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	11.02%	5.13%	4.45%
After Taxes on Distributions	11.02%	5.12%	4.44%
After Taxes on Distributions and Redemption	8.69%	5.03%	4.45%
Class I commenced operations March 3, 2008.

Missouri Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	11.52%	4.53%	4.34%
After Taxes on Distributions	11.52%	4.53%	4.33%
After Taxes on Distributions and Redemption	8.97%	4.46%	4.34%
Class I commenced operations August 3, 2010.

North Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	12.35%	5.66%	4.64%
After Taxes on Distributions	12.35%	5.66%	4.63%
After Taxes on Distributions and Redemption	9.73%	5.52%	4.61%
Class I commenced operations March 3, 2008.

Oregon Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	16.19%	5.61%	4.82%
After Taxes on Distributions	16.19%	5.59%	4.81%
After Taxes on Distributions and Redemption	12.31%	5.44%	4.79%
Class I commenced operations August 3, 2010.

South Carolina Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	13.55%	4.85%	4.89%
After Taxes on Distributions	13.55%	4.85%	4.88%
After Taxes on Distributions and Redemption	10.48%	4.79%	4.85%
Class I commenced operations March 3, 2008.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Tennessee Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	9.35%	3.23%	3.53%
After Taxes on Distributions	9.34%	3.22%	3.52%
After Taxes on Distributions and Redemption	7.60%	3.36%	3.64%
Class I commenced operations August 3, 2010

Virginia Fund	Length of Period Ended August 31, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	9.68%	3.02%	3.44%
After Taxes on Distributions	9.68%	3.02%	3.44%
After Taxes on Distributions and Redemption	7.92%	3.23%	3.59%
Class I commenced operations March 3, 2008.

Control Persons and Principal Holders of Securities.  At December 1, 2012, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Alabama	First Clearing LLC Special Custody Acct	St. Louis, MO	21.6%
	Wells Fargo Bank, NA FBO Luton K/Res NSL Trust	Minneapolis, MN	13.3%
	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	12.3%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.8%
	Wells Fargo Bank, NA FBO Luton K Res PLM Trust	Minneapolis, MN	6.7%
	Wells Fargo Bank, NA FBO Benners/Non/Jack	Minneapolis, MN	6.0%
Arkansas	First Clearing LLC Special Custody Acct	St. Louis, MO	66.7%
	Morgan Stanley Smith Barney	Jersey City, NJ	12.4%
	Pershing LLC	Jersey City, NJ	6.7%
	LPL Financial (FBO) Customer Accounts	San Diego, CA	6.3%
	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	5.7%
Georgia	Pershing LLC	Jersey City, NJ	23.4%
	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	22.5%
	First Clearing LLC Special Custody Acct	St. Louis, MO	11.3%
	Wells Fargo Bank NA FBO Ratner, M.M.	Minneapolis, MA	6.3%
Kentucky	Charles Schwab & Co. Inc.	San Francisco, CA	83.8%
	First Clearing LLC Special Custody Acct	St. Louis, MO	6.8%
Maryland	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	22.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	15.6%
	First Clearing LLC Special Custody Acct	St. Louis, MO	13.9%
	Wells Fargo Bank, NA FBO Robbins, Chandler S - AGY	Minneapolis, MN	11.0%
	Wells Fargo Bank, NA FBO English Alice M Trust	Minneapolis, MN	7.1%

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Missouri	Morgan Stanley Smith Barney	Jersey City, NJ	47.7%
	RBC Capital Markets LLC	Minneapolis, MN	28.1%
	First Clearing LLC Special Custody Acct	St. Louis, MO	14.4%
	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	7.0%
North Carolina	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	10.7%
	First Clearing LLC Special Custody Acct	St. Louis, MO	10.7%
	SEI Private Trust Co c/o Suntrust Bank	Oaks, PA	9.1%
	LPL Financial (FBO) Customer Accounts	San Diego, CA	7.2%
	Wells Fargo Bank, NA FBO Jarrett D & K Agency	Minneapolis, MN	5.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	5.2%
Oregon	Wells Fargo Bank, NA FBO Platt, Harvey and Sandra Fam TR	Minneapolis, MN	12.8%
	Wells Fargo Bank, NA FBO MacDonald, Maybelle REV TR	Minneapolis, MN	9.7%
	Morgan Stanley Smith Barney	Jersey City, NJ	7.0%
	Wells Fargo Bank, NA FBO Platt, Melissa G GST TR	Minneapolis, MN	6.6%
	First Clearing LLC Special Custody Acct	St. Louis, MO	6.4%
	Wells Fargo Bank, NA FBO Platt, Jennifer M GST TR	Minneapolis, MN	6.3%
South Carolina	First Clearing LLC Special Custody Acct	St. Louis, MO	9.0%
	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	6.7%
	Morgan Stanley Smith Barney	Jersey City, NJ	5.7%
Tennessee	Stifel Nicolaus & Co Inc	St. Louis, MO	32.3%
	First Clearing LLC Special Custody Acct	St. Louis, MO	30.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	18.5%
Virginia	Merrill Lynch Pierce Fenner & Smith, Inc	Jacksonville, FL	33.9%
	Wells Fargo Bank NA FBO Hassinger-Brown	Minneapolis, MN	5.9%
	First Clearing LLC Special Custody Acct	St. Louis, MO	5.5%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX E

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. Information is also included below about U.S. territories in which a Fund may invest. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in this SAI are current as of the date of the SAI. The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

ALABAMA

Economy:  From 2000 through 2010, the average annual growth rate of Alabama’s real gross domestic product was 2.2%, while the national average for that period was 1.6% according to the Bureau of Economic Analysis of the U.S. Department of Commerce.  From 2002 to 2005, Alabama’s GDP grew faster than the national GDP each year.  In 2006 and 2007, state GDP continued to grow, but at a slower pace of 2.0% and 0.9%, respectively, both below the national average growth rate each year.  While the national economy contracted overall in 2008 and 2009 (national average rate of GDP contraction was 0.7% and 3.8%, respectively), Alabama’s economy grew at a modest rate of 0.3% in 2008 but contracted at a rate of 5.0% in 2009, exceeding the national average.  In 2010, Alabama’s GDP grew at a rate of 2.3%, lagging behind the national average of 3.1%.  In 2011, Alabama was one of only five states in which the GDP was estimated to contract (Alabama’s GDP was estimated to contract at a rate of 0.8%), while the national average growth rate was estimated at a rate of 1.5%.  The industries that contributed to an increase in the state’s 2011 production included durable and non-durable goods manufacturing, wholesale and retail trade, finance and insurance, professional services, company management, administrative services, health care and social assistance, and accommodation and food services.  The largest decreases in the state’s production during 2011 were in the areas of real estate and construction, consistent with the national decline for both of these industries.

Government was the largest sector of Alabama’s economy in 2011, representing 17.5% of state GDP and 0.2% of real GDP contraction.  The second largest sector in 2011 was manufacturing, which represented 15% of state GDP and 0.1% of real GDP growth.  Each year from 1997 to 2010, with the exception of 2009, Alabama outperformed the average annual growth rate for state durable goods manufacturing production over the same period for the U.S. and the Southeastern states.  However, in 2011, Alabama did not keep pace with growth in durable goods manufacturing by the national economy or by other Southeastern states.

The manufacturing growth over the period from 2004-2007 led to an increase of almost 60% in exports over the same period, compared to the national average increase of 42%.  In 2011, total exports from Alabama to other parts of the world reached $17.9 billion, the highest ever total recorded for a single year and an increase of 15.4% from the amount of exports in 2010.  The top five industries accounting for nearly three-fourths of these exports were: transportation equipment, chemicals, mining (coal), forestry products, and machinery (not electrical).  For the third consecutive year, Canada was Alabama’s largest export destination in 2011, with a total of $3.3 billion in exported goods.  Mainland China ($2.3 billion), Germany ($1.9 billion), Mexico ($1.7 billion), and Brazil ($660 million) rounded out the top five export destinations for Alabama goods in 2011.

An important factor in Alabama’s economy is the State-owned Port of Mobile, which primarily handles wood pulp, forestry products and coal exports and serves as a major Gulf Coast port.  The Port of Mobile is the 12th largest port in the nation in overall waterborne trade by cargo volume according to the Army Corps of Engineers Waterborne Statistics Center.  In addition, the McDuffie Coal Terminal at the Port of Mobile is the largest import terminal in the nation according to the Alabama State Port Authority.  The Alabama State Port Authority has completed a ten year $700 million capital expansion that included a new container terminal, new street terminal, and enhancement program at the McDuffie Coal Terminal.  In 2010, the Alabama State Port Authority announced the approval of a new $356 million 3-5 capital program to improve port infrastructure and establish an intermodal rail facility.  The Port of Mobile may see increased shipments resulting from plans announced during the summer of 2012 by Airbus, a subsidiary of the European Aeronautic Defence and Space Co., to construct a $600 million aircraft assembly plant at the Brookley Aeroplex in Mobile.

The number and size of new facilities and operations committing to locate in Alabama increased in 2011 to the highest level over the past four years, with companies announcing 383 new and expanding projects that are estimated to invest approximately $4.08 billion and create 17,248 jobs.  Notable new projects announced or completed in 2011 include Navistar International

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Corporation’s $87 million heavy duty truck manufacturing facility in Colbert County, Carpenter Technology Corporation’s $500 million specialty metal alloy manufacturing facility in Athens, and Hathaway Renewable Energy’s $200 million green diesel manufacturing facility in Winston County.  Notable expansion projects included a $173 million expansion to Hyundai Motor’s automobile assembly in Montgomery, a $289 million expansion to Mercedes Benz’s automobile assembly facility in Vance, and a $200 million expansion of SSAB’s steel mill in Mobile County completed in 2012.  Alabama’s automotive industry continues to flourish despite decisions by two automakers to locate their manufacturing facilities in neighboring states (Volkswagen in Tennessee and Kia in Georgia).  The Alabama Development Office reported that Kia’s first U.S. assembly plant, which began production in October 2009, is responsible for creating 3,600 new jobs at 34 automotive supplier plants located in Alabama.

To assist Alabama’s industrial recruiting efforts, the Alabama Legislature enacted the Tariff Credit Act of 2011, designed to encourage foreign manufacturers to locate in Alabama by providing a state income tax credit in an amount equal to a portion of their federal tariff costs.  The credit is a discretionary incentive that requires a minimum capital investment of $100 million and the creation of at least 100 new jobs.  In 2012, the Legislature enacted enhanced statutory tax incentives for qualifying data processing centers, and expanded existing statutory incentives to include projects in coal mining, warehousing and logistics, and tourism destination attractions.  Shortly after the conclusion of the 2012 regular session, Walter Energy, Inc. announced its plan to develop a new $1.2 billion underground metallurgical coal mine in Tuscaloosa Count and a new wholesale coal terminal near the Port of Mobile.

The major service industries in the State are health care, most notably represented by the University of Alabama medical complex in Birmingham, and a high concentration of technology research and development activities around Huntsville, expected to continue to be a growth area, aided in part by the $130 million Hudson-Alpha Institute for Biotechnology that opened in 2007.  GDP figures showed strong growth in the financial and insurance sectors over the past several years.  Regions Financial remains in Birmingham and continues to be the only company in the Fortune 500 headquartered in Alabama.

According to the Alabama Department of Industrial Relations, the state gained 16,300 jobs during the 12 month period ending in September 2012.  During the same period, the state gained 3,800 jobs in the goods-producing sector, with losses primarily in construction and textile manufacturing industries outweighed by gains in transportation equipment manufacturing jobs.  The service-provider sector gained 12,500 jobs during the 12 month period ending in September 2012, with increases in trade, transportation and utilities, professional and business services and leisure and hospitality.  In September 2012, the state unemployment rate was 8.3%, down from 8.8% the previous year, but still higher than the national 7.8% unemployment rate, according to the U.S. Department of Labor.

Tax Collections:  The Alabama Department of Revenue reported tax collections exceeding $8.9 billion in the fiscal year ended September 30, 2011.  Collections increased by 3.77% over the prior fiscal year.  The two previous years had showed net annual increases of 6.2% and 4.98%, respectively.  The two major sources of tax revenues grew in fiscal year 2011 compared to fiscal year 2010: individual income tax revenues increased by 4.71% to $3.54 billion and sales tax revenues increased by 4.29% to $1.99 billion.  Corporate income tax revenues bounced back from a 2010 decline by increasing 14.4% to $423 million in 2011.  A large portion of Alabama’s tax revenues are earmarked for the State’s Special Education Trust Fund, which experienced a modest increase of 6.87% in fiscal year 2012, taking in approximately $5.704 billion.  Alabama’s General Fund pays the costs of state services and programs such as Medicaid, prisons, and state employee compensation and retirement benefits.  The General Fund also experienced a 10.99% increase in receipts for fiscal year 2012, taking in approximately $1.684 billion.  On September 18, 2012, Alabama voters approved a constitutional amendment to transfer more than $437 million from a state trust fund to the General Fund over a three year period, which transfers may be necessary to fund the $1.7 billion General Fund budget for fiscal year 2013.

Potential Liabilities:  Over ten years ago, in South Central Bell Telephone Co. v. Alabama, 526 U.S. 160 (1999) the U.S. Supreme Court struck down Alabama’s franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate remedy.  Effective January 1, 2000, the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations.  However, the South Central Bell plaintiffs reached a settlement before the Alabama Supreme Court had to decide the appropriate remedy.  Despite this settlement, other taxpayers have significant refund claims currently pending; although some have settled their refund claims at substantial discounts.  The remaining individual cases, estimated recently to total approximately 75 in number, could have a significant financial impact on the State of Alabama.  The potential cost to the State from these individual cases is now estimated by some to be on the order of $50 to $125 million, including interest.  The money required to pay such refunds would likely be drawn from the General Fund, although based on past experience many of the settlements might be structured to include long-term payouts or tax credits rather than immediate cash outlays.  On September 26, 2008, the Alabama Supreme Court issued its opinion in Vulcan Lands, Inc. v. Surtees, 6 So. 3d 1157 (Ala. 2008), a test case in the ongoing franchise tax controversy, in which the court rejected two principal defenses that the State had raised to these refund claims.  On remand, the trial court for granted the taxpayer’s refund claim in full, plus statutory interest.  The other remaining individual cases are still pending.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Another potential material disclosure item is the Government Accounting Standards Board’s (GASB) change in the method of accounting and reporting for contingent liabilities to state and local government retirees for health care costs. On December 21, 2005, RSA Chief Director David Bronner remarked publicly that Alabama faced obligations estimated at $13 to $15 billion in health insurance costs in the coming decades for current and future retirees of its public schools, colleges and state agencies.  The Huntsville Times estimated health care costs for state employees and retirees at approximately $20 billion over the next 30 years.  A major source of funding for such ongoing obligations would be the State’s General Fund.  Along with many other states, Alabama will be faced with prospects of having to increase taxes for additional funding, reduce health care benefits to its retirees, or both.  While the new rules do not necessarily affect funding, the required reporting changes could affect the state’s overall credit rating.

As of September 30, 2010, the Teachers’ Retirement System of Alabama had unfunded actuarially accrued liability of $8.166 billion.  This number has been growing for the past several years; the System had zero or negative unfunded liability as recently as June 30, 2001.  Its percent funded ratio was 71.1% on September 30, 2010, down from 74.7%, 77.6% and 79.5% for the past three years.  The Employees’ Retirement System of Alabama has experienced a similar increase in unfunded liabilities; its unfunded actuarial accrued liability was $4.544 billion, with a percent funded ratio of 68.2%.  The Legislature has passed measures in recent years to slow the increase of unfunded liabilities by repealing the Deferred Retirement Option Plan (“DROP”) for state employees, increasing employee contributions effective October 1, 2011, and by establishing a Tier 2 benefit plan for new hires effective on or after January 1, 2013.

On November 9, 2011, Jefferson County, Alabama (“Jefferson County”), the most densely populated county in the state of Alabama, filed for bankruptcy protection pursuant to Chapter 9 of the U.S. Bankruptcy Code.  Such filing (estimated to cover approximately $4.1 billion in debt) is the largest municipal bankruptcy in U.S. history and Jefferson County remains in Chapter 9 as of the date of this update.  As previously reported, Jefferson County received default notices respecting its controversial $3.2 billion sewer revenue warrants which were issued to finance and refinance capital improvements to the County’s sewer system.  Jefferson County also received default notices respecting its general obligation warrants and warrants issued to construct school improvements within Jefferson County (the “School Warrants”).  The outcome of the Jefferson County bankruptcy, as well as the outcome of the general financial issues being experienced by Jefferson County, could have an adverse effect upon the ability of Jefferson County, municipalities within the County, and municipal and other public bodies outside of Jefferson County to remarket or restructure indebtedness that is currently outstanding or gain access to capital markets for future financings.  Additionally, although debated at length during the 2012 regular session, the Alabama Legislature failed to enact legislation to remove earmarks on certain tax revenues levied by Jefferson County or authorize Jefferson County to collect additional taxes.

ARKANSAS

The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State.  Except for the issuance of economic development bonds as described below, however, no general obligation bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.  Amendment 82 to the Constitution of the State, approved by the voters at the 2004 general election, authorizes the issuance of general obligation bonds for the purpose of attracting large economic development projects to the State.  These bonds may be issued, without further voter approval, for an amount not to exceed 5% of State general revenues collected during the most recent fiscal year.  There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies.  All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

Pursuant to the Revenue Stabilization Law, the General Assembly must enact legislation to provide for an allotment process of funding appropriations in order to comply with State law prohibiting deficit spending whereby spending is limited to actual revenues received by the State.  The Governor may restrict spending to a level below the level of appropriations. Pursuant to the Revenue Stabilization Law, the General Assembly establishes levels of priority for general revenue spending (for example, levels “A,” “A1” and “B”).  Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level.  Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend.  Actual expenditures are limited to the lesser of (i) moneys flowing into a program or agency’s fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.  Since State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from State fund investments, has been established and is utilized to assure proper cash flow during any period.  Other said interest earnings are utilized to supplement the State’s capital construction program.  However, such interest earnings are first pledged to the payment of certain bonds issued by or on behalf of certain state agencies.

In November 2008, voters passed an amendment to the Arkansas Constitution which provided for annual legislative sessions.  Appropriation bills are now valid for only one fiscal year.  The State ended fiscal 2012 in balance as required by the Revenue Stabilization Act.  Net general revenue growth for fiscal 2012 over fiscal 2011 was 2.8%.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

GEORGIA

The Georgia Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt.  General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multijurisdictional solid waste recycling or solid waste facilities or systems.  No general obligation debt may be incurred, however, when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including any proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain State contracts, exceed 10% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which the debt is to be incurred.  In addition, no general obligation debt may be incurred with a term in excess of twenty-five years.

Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State to finance certain specified public projects.  No guaranteed revenue debt may be incurred to finance water or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the State for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities exceed 1% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which any debt is to be incurred.  In addition, the aggregate amounts of guaranteed revenue debt incurred to make loans for educational purposes that may be outstanding at any time cannot exceed $18 million, and the aggregate guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time cannot exceed $72 million.

As of July 1, 2012, the State had general obligation debt outstanding in an aggregate principal amount of $8,388,355,000 and guaranteed revenue debt outstanding in an aggregate principal amount of $403,450,000.  On March 27, 2012, the General Assembly adopted H.B. 742, the General Appropriations Act (the “Act”) for State Fiscal Year 2012-2013 (FY 2013), and on May 7, 2012 the Governor approved (Act 775) an aggregate principal amount of $808,395,000 of new general obligation debt, the proceeds of which are to be used for various planned capital projects of the State, its departments and agencies.  The Act also provided for repeal of an aggregate principal amount of $15,000,000 of previously authorized but unissued general obligation debt.  Prior to the issuance of the 2012 bonds by the Georgia State Financing and Investment Commission (the “Commission”), the State had a total of $1,329,480,000 of authorized unissued general obligation debt from the current and prior years’ authorizations.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State Treasury in any fiscal year created by a delay in collecting the taxes of that year.  Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which such debt is incurred.  The debt incurred must be on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year.  No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year that was incurred to supply a temporary deficit in the State Treasury.  No such debt has been incurred under this provision since its inception.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance.  The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefore.

Fiscal Year 2011 Results

Georgia general fund revenues grew in Fiscal Year 2011, following three consecutive years of revenue declines.  The Amended Fiscal Year 2011 budget was based on projected growth of 4.2% in total tax revenues and 52.8% in interest, fees and sales compared to Fiscal Year 2010 collections, with both estimates including new revenue sources enacted in the 2010 session of the Georgia General Assembly.  Actual tax revenues grew more quickly than budgeted, with growth of 7.0% compared to budgeted growth of 4.2%.  Interest, fees and sales revenues fell short of the budgeted estimate with realized growth of 44.0%.  Overall, the General Fund growth equaled 8.8% compared to budgeted growth of 6.6%.

Fiscal Year 2011 individual income tax revenues grew by 9.2% compared to the prior year.  Revenues from income tax withholding which largely reflect wages paid to Georgia workers, grew by 4.0% for Fiscal year 2011.  Estimated payments,

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

including non-resident composite income payments, grew by 15.5% compared to Fiscal Year 2010.  Individual income tax payments with final returns fell by 8.4% for the year, which decline is partially due to the fact that an abnormally large number of refunds from Fiscal Year 2009 were carried over into Fiscal Year 2010 for processing, while the number of refund payments that were carried over from Fiscal Year 2010 to Fiscal Year 2011 was at a normal level.  Payments with returns grew by 1.1%.

Fiscal Year 2011 sales tax revenues grew by 4.4% compared to Fiscal Year 2010 revenues.  Fiscal Year 2011corporate income tax revenues fell by 2.1% over Fiscal Year 2010 revenues.  Corporate estimated payments grew by 13.5% and corporate income tax refund payments increased by 22.6% compared to Fiscal Year 2010.

Total Fiscal Year 2011 revenues in excess of appropriations totaled $329 million, which excess revenues were added to the Revenue Shortfall Reserve (“RSR”), along with nearly $49 million of Agency lapses, bringing the total RSR balance to $494 million as of June 30, 2011.  Approximately $165.6 million of the RSR balance (1% by statute) is available for appropriation as the mid-year K-12 education adjustment in the Amended Fiscal Year 2012 budget. The RSR balance after the mid-year education appropriation is $328.4 million. No assurance currently can be provided with respect to the status of the RSR at the end of the Fiscal Year 2012 as that is dependent upon the actual revenues of the State in Fiscal Year 2012 and agency lapses of unspent and unencumbered appropriations at the end of Fiscal Year 2012.

Amended Fiscal Year 2012 Budget

The amended Fiscal Year 2012 budget requires growth of 4.3% in total general fund revenues over actual Fiscal Year 2011 general fund collections.  Tax revenue growth of 4.4% is required over Fiscal Year 2011 tax collections. Fiscal year to date revenue growth is above the rate required to meet the existing budget.  For the first eleven (11) months of Fiscal Year 2012, tax revenues as reported by the Department of Revenue have grown 5.1% relative to the same period of Fiscal Year 2011.  For this same period, general fund revenue growth as reported by the Treasurer’s office equals 4.8% for Fiscal Year 2012 compared to Fiscal Year 2011.

Fiscal Year 2012 to Date Through May 2012

Tax revenues have grown by 5.1% through the first eleven months of Fiscal Year 2012 as compared to the first eleven months of Fiscal Year 2011.  Individual income tax revenues are up 7.1% with support coming from several components.  Withholding revenues have grown 4.0% year to date in Fiscal Year 2012, compared to the same period in the prior year.  Sales tax revenue growth is 5.2% for the fiscal year to date.  Corporate income tax revenues have declined substantially for the fiscal year to date.  Total tax payments by corporations have declined by 1.6%, however, corporate refunds paid have increased by $110 million, or 55.2%, resulting in a net -22.2% for the corporate income tax component through the first eleven months for Fiscal Year 2012, as compared to the first eleven months of Fiscal Year 2011.  Total tax revenue growth to date equals 5.1% compared to the Fiscal Year budgeted growth of 4.4%.

Fiscal Year 2012 revenue performance currently is exceeding the growth rates needed to meet the revenue estimate for the fiscal year.  As a result, the State does not anticipate altering current budget allotments or restraining spending during the current fiscal year.

Current Economic Indicators

The economic recovery in the United States has been in place since mid-2009 and a broad spectrum of indicators reflect the moderate pace of economic expansion.  Real U.S. Gross Domestic Product (“GDP”) grew 1.9% in the first quarter of calendar year 2012 compared to 3.0% in the fourth quarter of 2011.

Total employment growth peaked at just over 250,000 jobs in February 2012 on a three month moving average basis, but has slipped to just over 95,000 jobs as of May 2012.  Government employment contraction continues to be a drag on growth.  The U.S. unemployment rate has fallen from 9.0% in May 2011 to 8.2% in May 2012, although the rate increased by a tenth of a percent from the 8.1% rate in April 2012.

The Institute of Supply Management Indices for manufacturing and for services have declined from recent peaks, but are well above the 50 level indicating that both sectors are still expanding.  U.S. personal income in April 2012 grew by 2.8% over April 2011 and personal consumption expenditures grew by 4.0% compared to a year ago.

As of April 2012, total non-farm employment increased by 24,700 jobs or 0.6% over April 2011.  Georgia’s unemployment rate fell from 9.8% to 8.9% over that same period.  Government employment contraction and declining construction employment continues to be a drag on growth and overall employment performance.  In contrast, the professional and business services sector, education and health sector, manufacturing sector, and the trade transportation and utilities sector all are experiencing positive year over year employment growth.  The Purchasing Manager’s Index for manufacturing in Georgia declined slightly in April, but remains a robust 61.9, above the index levels for the U.S. and Southeast.

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SAI dated January 1, 2013

as Revised October 17, 2013

Personal income is another key indicator of economic conditions in Georgia and the U.S.  In the fourth quarter of calendar year 2011, total personal income grew by 0.62% over prior quarter.  This compares to 0.79% for the U.S.  However, Georgia personal income from wages and salaries grew stronger at 1.04% over the prior quarter.

The housing sector in Georgia shows some signs of stability but no evidence of increased new construction activity.  One area of improvement has been in multi-family construction permits which have increased off their lows.  Permits issued for single family homes have not increased. Home prices are measured by S&P Case Shiller repeat purchase index are still falling on a year over year basis for both the Atlanta metro and for the composite index for 20 metro areas across the U.S.  For the Atlanta metro area, home prices as of March 2012 are down 17.7% compared to prices as of March 2011.  The composite index for 20 metro areas across the country are down 2.6% for the same period.  Foreclosure rates and mortgage delinquency rates in Georgia remain high and above the U.S. average.

From time to time, the State of Georgia is subject to a variety of suits and proceedings, arising in the ordinary conduct of its affairs.  Depending on the outcome or disposition of these various legal actions, these lawsuits may adversely affect the financial position of the State of Georgia.  After reviewing the current status of all pending and threatened litigation with the State’s counsel and the Department of Law of the State, the Commission, on behalf of the State, believes that, while the outcome of litigation cannot be predicted, the final settlement of all lawsuits that have been filed and of any actions or claims pending or threatened against the State or its officials in such capacity are adequately covered by insurance or self-insurance reserves maintained by the State or will not have a material adverse affect upon the financial position or results of operations of the State.

KENTUCKY

Because the Kentucky Constitution requires the vote of a majority of the state’s electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality’s electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness has been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service.  Such appropriation-backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government).  Failure of the lessee government to renew the lease would terminate the lessee’s obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds.  An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute.  The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment.  Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Personal income, the broadest measure of economic health, increased by 3.8% in Kentucky during the state’s fiscal year ended June 30, 2012 (FY 2012) compared to the previous fiscal year-end and compared to a 3.7% increase in nationwide personal income during the same period.  During FY 2012, Kentucky personal income followed a pattern of consistent low growth comparable to that of the United States as a whole.  However, the U.S. nationwide recession that began in 2007 and ended in 2009 had a smaller impact on Kentucky personal income than on overall U.S. personal income.  Kentucky personal income contracted for three quarters from the peak to the trough of the recession, while U.S. personal income fell for five consecutive quarters during the recession.  U.S. personal income fell by a net 5.5%, while Kentucky personal income fell by a net 2.8%, from the peak to the trough of the recession.

Growth in Kentucky total non-farm employment has been weak since the end of the national recession.  Kentucky total non-farm employment grew by 1.5% during FY 2012 compared to the previous fiscal year-end and compared to a 1.4% increase in nationwide non-farm employment during the same period.  During the first quarter of the fiscal year ending June 30, 2013, however, Kentucky had its largest quarter-over-quarter increase in non-farm employment since the recession ended, 2.2%, compared to 1.4% nationwide increase in total non-farm employment during the same period.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

MARYLAND

Risks of Concentration.  The following information as to certain state specific considerations is given to investors in view of the Maryland Fund’s policy of concentrating its investments in Maryland issuers.  This information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of the State of Maryland (“State”) and other sources that are generally available to investors as of November 7, 2012.  While generally believed to be accurate, we have not independently verified the information in this summary and will not be updating it during the year.  Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

Unless stated otherwise, the ratings indicated are for obligations of the State and are current as of November 7, 2012; there can be no assurance that these ratings will not change.  Bonds issued by Maryland’s political subdivisions and other issuers of tax-exempt bonds may have different ratings which are unrelated to the ratings assigned to State bonds.  Similarly, conduit bonds issued for private borrowers have ratings which are unrelated to the ratings assigned to State bonds.

Maryland and Its Economy.  According to the 2010 Census, Maryland’s population on April 1 of that year was 5,773,552, an increase of 9.0% from the 2000 Census.  Maryland’s population is concentrated in urban areas.  Approximately 86.9% of Maryland’s population lives in the densely populated Baltimore-Washington region.  Per capita income in 2011 was $51,038 in Maryland, compared to the national average of $41,633 in that year.  Per capita personal income in Maryland increased at an annual rate of 4.1% in 2011, lower than the national increase of 4.3%.  Maryland’s per capita income is the fourth highest in the nation, at 123% of national average.  However, State revenue data reflect weakness in the Maryland job market, including the fact that wage growth is barely keeping pace with the rate of inflation.  Private sector job growth also lags considerably behind neighboring states.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant than it is nationwide.  As one of the wealthier states, in Maryland a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments.  Maryland’s economy is also particularly sensitive to changes in federal employment and spending.  The percentage of personal income earned from federal and military employment in 2011 was 10.5% for Maryland residents, compared to 3.9% nationwide.  As a result, Maryland’s exposure to federal budget cuts is higher than in the United States as a whole, as further discussed below.  As a result, rating agencies have placed the State’s rating on review for possible downgrade due to United States sovereign risk vulnerability.  Maryland’s unemployment rate has been lower than the rest of the country for the past ten years, while the labor force in Maryland outpaced the rest of the country in seven of the last ten years.  In 2011, the unemployment rate in Maryland was 7.1%, as compared to a national unemployment rate of 9.0%.  In September 2012 these rates decreased to 6.9% in Maryland as opposed to 7.8% in the United States.

State Fiscal Information.  The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30.  Maryland’s fiscal year 2012 ended with a $551.2 million general fund balance on a budgetary basis, reflecting a $119.9 million of which was assigned by the General Assembly for the fiscal year 2013 operations.  In addition, there was a balance of $671.5 million in the Revenue Stabilization Account of the State Reserve Fund.  The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases.  However, the State can move funds in the Revenue Stabilization Account to cover other areas of its budget, and has done so recently.  Over the last few years the State has used reserve funds to pay for operating shortfalls.  On a GAAP basis, the fiscal year 2011 nonspendable general fund balance was $468.3 million, while the spendable fund balance was $871.3 million; in contrast, the nonspendable general fund balance was $449.0 million and the spendable fund balance was $800.1 million at the end of fiscal year 2010.  As of November 7, 2012 the State’s financials for fiscal year 2012 on a GAAP were not available.

2012 Budget.  On April 8, 2011, the general Assembly enacted the budget for fiscal year 2012.  The 2012 budget included $14,748.7 million in spending for, among other things:  (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statue; (2) $6,095.6 million in aid to local governments; (3) $4,013.8 million to support public health services, including $2,551.8 million for Medicaid program; and (4) $62.5 million in supplementary appropriations, supported by an increase in the sales tax on alcohol, for public school construction and services to developmentally disabled individuals.  The 2012 budget also included deficiency appropriations of $127.3 million for fiscal year 2001, including $85.6 million primarily for Medicaid, $33.5 million for child care subsidies, local aid and student assessments, and $3.4 million for juvenile services operations.  The 2012 budget did not include funds for any employee cost of living adjustment, merit increases or the statutory match for contributions to deferred compensation, but did include $39.2 million for a one-time bonus for most State employees.  However, the 2012 budget included $15.0 million to the Dedicated Purpose Account of the State Reserve Fund for distribution to the Prince George’s County Health System.  No transfers from the State Reserve Fund to the general fund were included in 2012 budget.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

As part of the fiscal year 2012 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2011 (the “2011 Act”) which increased fiscal year 2012 revenues by $312.3 million, including $84.8 million from increasing the sales tax on alcohol, $59.1 million in additional income tax and sales tax collections as a result of federal tax changes, $24.0 million in federal retiree drug subsidies, $25.4 million from linking renewals of vehicle registrations to the payment of tax liabilities, $20.2 million in sales and motor fuel tax diversions from the Chesapeake Bay 2010 Fund, and $18.8 million from maintaining existing payments to businesses for sales tax collections.  The 2011 Act also redistributed certain sales tax and highway user revenues shared by the general fund and the Transportation Trust Fund, for a net increase to the general fund of $61.6 million.  The 2011 Act authorized transfers to the general fund from various special funds in the amount of $36.4 million and $191.3 million from the Bay Restoration Fund.  The 2011 Act also directed $40.0 million in transportation-related revenues to the Revenue Stabilization Account of the State Reserve Fund.

Reductions authorized in the 2011 Act included $12.1 million in aid to education to maintain State support for primary and secondary education at the fiscal year 2011 level, $124.4 million in aid to education as a result of prefunding fiscal year 2012 support in fiscal year 2011, $104.0 million in savings from retirement reforms, $42.1 million from various cost saving actions in the State health department, $34.8 million from shifting a share of the cost of property valuation to local governments, and $13.9 million in savings from retiree prescription drug benefits.

Subsequent Events.  The enacted fiscal year 2013 budget also included $53.0 million in fiscal year 2012 revenue adjustments and deficiency appropriations for fiscal year 2012.  The deficiencies included $121.0 million to reflect reduced projections for video lottery terminal revenue used to support education aid to local school systems.

2013 Budget.  On April 9, 2012, the General Assembly enacted the budget for fiscal year 2013.  However, the General Assembly was unable to reach consensus on certain outstanding issues, including a proposed expansion of gambling in Maryland, and did not enact all of the required legislation during the 2012 Legislative Session.  The failure to enact such legislation automatically precipitated $512.2 million of expenditure reductions in the 2013 budget.  These reductions included, among other reductions: (1) $286.1 million in reductions to primary, secondary, and higher education; (2) $52.3 million in reductions in aid to local governments; (3) $50.0 million in reductions to State agency budgets; (4) $63.8 million through a combination of the elimination of a 2 percent cost of living adjustment for State employees and 500 permanent positions; and (5) $15.0 million from increasing the State employee contribution for health insurance costs.  Following the conclusion of the 2012 Legislative Session, it was determined that enacted legislation was insufficient to authorize approximately $75.9 million of the above-described reductions affecting State support for primary and secondary education, reducing the total amount of the automatic reductions to $436.3 million and created an apparent fiscal year 2013 budget imbalance of approximately $71.0 million.

The Governor called the General Assembly to meet in the First Special Session of 2012 on May 14, 2012.  During that First Special Session, the General Assembly enacted versions of both the 2012 Act and 2012 Revenue Act, the passage of which increased revenues, reduced expenditures, and created the Budget Restoration Fund (“BRF”), a new special fund used for the restoration of the automatic expenditure reductions.  Exclusive of BRF spending, the 2013 budget includes $14,593.0 million in spending for, among other things: (1) $5,902.4 million in aid to local governments; (2) $3,890.4 million to support public health services, including $2,389.7 million for Medicaid Program; and (3) $27.8 million for the State Reserve Fund.  The 2013 budget also includes $227.6 million in reductions authorized by the 2012 Act; the largest reductions include $136.3 million from sharing local teachers’ retirement costs with local school boards, $40.0 million in favorable Medicaid spending trends, and $10.0 million for allocating additional Cigarette Restitution Funds to Medicaid.

The 2013 budget also includes $191.7 million in deficiency appropriations for fiscal year 2012, the largest of which included: (1) $121.0 million to reflect reduced projections for video lottery terminal revenue used to support education aid to local school systems; (2) $54.5 million to reflect reduced projections for the Temporary Assistance for Needy Families federal grant; and (3) $18.0 million to provide funding for the development and scoring of school assessments.

The 2013 budget includes $1.4 billion in total fund contributions to the Maryland State Retirement and Pension System.  The contribution amount includes both funding in accordance with the “corridor” method and an additional $190.8 million pursuant to the 2011 Act.  The additional amount reflects the difference between the State’s required contribution under the “corridor” funding method for fiscal year 2013 and the amount that would have been required had certain pension reforms not been enacted in 2011, less $120.0 million.

When the 2013 budget was passed, it was estimated that the general fund balance on a budgetary basis at June 30, 2013 would be $200.4 million.  The balance in the Revenue Stabilization Account was estimated to equal $713.5 million.

In addition, the 2012 Act authorizes $433.5 million in additional revenues and fund transfers that will be deposited into the BRF and directs $430.3 million in expenditures from the BRF.  Any unexpended funds remaining in the BRF at the end of fiscal

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

year 2013 will revert to the general fund.  The revenues deposited into and the expenditure funded by the BRF would normally be assigned to the general fund.  Revenues that are ongoing will be deposited into the general fund starting in fiscal year 2014.

The revenues and transfers to the BRF provided by the 2012 Act include: (1) a $247.3 million increase from additional income tax revenues derived from increasing income tax rates and limiting certain personal exemptions for high earners; (2) an $8.8 million increase in lottery revenues from maintaining the current commission for lottery agents; (3) $8.0 million in motor fuel taxes; (4) a $7.4 million increase in corporate income taxes from the elimination of a credit for telecommunications companies; and (5) a $5.0 million increase from taxes on certain tobacco products.  Additionally, the BRF received $157.0 million in transfers, including (1) a $96.8 million transfer from transfer tax revenues and (2) a $50.0 million payment from the Injured Worker’s Insurance Fund.
Subsequent Events.  In September, the Board of Revenue Estimates released updated revenue estimates for Fiscal Year 2013 reflecting a $180 million increase over the estimates upon which the 2013 budget was based.  In a Second Special Session of 2012 held during November 2012, the General Assembly approved a referendum with respect to the expansion of gambling; neither the potential increase in revenues to the State from this expansion not the impact on employment can be assessed.

Federal Stimulus Funding.  The American Recovery and Reinvestment Act of 2009 (“ARRA”) provided support for states, including the State, by funding infrastructure, education programs, human services programs, and providing discretionary funds.  AARA has provided over $4.6 billion in funding to Maryland governments.  ARRA grants to Maryland provided $605.3 million for educational programs, $839.6 million for infrastructure programs, and $514.3 million for other programs.  It is estimated that ARRA also included $101.8 million in grants to local governments and aid organizations that are not appropriated in State budget; these funds were distributed directly to the local governments and aid organizations.

ARRA’s most significant impact for Maryland was $2.8 billion to support State general fund commitments.  These funds supported Medicaid, education, and discretionary State spending; the funds were used in the place of general funds to sustain State funding from fiscal years 2009 to 2011.  ARRA also permitted 18.2% of the fiscal stabilization funds to support general government services; these discretionary funds, which totaled $160.1 million were applied $1.5 million in fiscal year 2009, $79.6 million to 2010 and $79.0 million to 2011.

Other Fiscal Challenges Facing Maryland.  During the 2011 Legislative Session, the General Assembly passed pension reform legislation.  These reforms, generally, increased employee contributions and decreased the cap on cost of living adjustments, also linking the cap to the actual return on investments.  As a result of these reforms the State’s actuary projects that the State portion of the systems will reach approximately 80% funding by fiscal year 2021 and full funding by fiscal year 2030.  As a result of these reforms for fiscal year 2013, State contributions to the system were reduced by $120.0 million and the amount of savings estimated to be reinvested in the system were $190.8 million.  Beginning in fiscal year 2014, all savings from the reforms, up to an annual cap of $300.0 million, will be invested in the Teachers’ and Employees’ Pension Systems.  As of June 30, 2011, the State’s unfunded accrued pension liability was estimated on an actuarial basis to be approximately $19.74 billion or 188.4% of payroll.  Other retirement programs administered by the State also are experiencing material shortfalls, as are the retirement programs of other Maryland local governments.

In addition, after several years of analysis of the State’s other post-employment benefit (“OPEB”) liabilities, the State has determined that its unfunded actuarial accrued liability for OPEB liabilities was $9.7 billion as of June 30, 2011, the amount held in trust to pay OPEB liabilities was only $196.3 million as of that date.  Other state agencies and Maryland local governments have material unfunded OPEB liabilities as well.

State-level Municipal Obligations.  Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur.  However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance.  Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged.  These restrictions do not necessarily apply to other issuers within the State.  The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose.  In its fiscal year 2011 capital program, 28% of the new general obligation bond authorizations represent financing of State-owned capital facilities and State programs, 50% represent financing of capital improvements owned by local governmental units, and 6% represent financing of capital improvements owned by non-profit or other private entities.  The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways.  As of August, 1 2012, the State had approximately $1,084.8 million of State tax-supported debt outstanding as of March 31, 2012 (adjusted for bonds to be sold through August 1, 2012).

The State’s public indebtedness can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State, issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects, including local-government initiatives and grants to

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private, nonprofit, cultural and educational institutions.  The State’s real property tax is pledged exclusively to the repayment of its bonds.  The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year.  At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due.  As of August 1, 2012, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s.  We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation (“MDOT”) issues limited obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues.  Holders of these bonds are not entitled to look to any other sources of payment.  Current law limits the maximum outstanding principal amount of these bonds to $1,889.0 million, of which $1,491.0 million was outstanding on March 31, 2012.  MDOT also issues nontraditional debt outstanding which is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of MDOT.  As of March 31, 2011, the outstanding principal amount of such nontraditional debt was $603.6 million; the limit was raised to $927.8 million for the purpose of permitting the financing of certain projects at BWI airport.  As of March 31, 2012, an additional $539.4 million of GARVEE bonds was outstanding: these bonds were issued to fund part of a highway project and are intended to be paid with a portion of Maryland’s federal highway aid.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.  At March 31, 2012, the principal amount of outstanding Maryland Stadium Authority bonds and capital leases was $228.8 million.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment.  These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities.  The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland.  For example, the Maryland Transportation Authority, like MDOT, has issued bonds which are payable solely from collections from airline travel; declines in air traffic at BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users.  The Bay Restoration Fund sewer fee generated $54.8 million in revenue (cash basis) during fiscal year 2011.  During 2012 Legislative Session, the fee was increased from $30 per year to $60 per year for most users, beginning July 1, 2012.  Future sewer fee revenues are projected at approximately $100.0 million per year beginning fiscal year 2013.  These sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology.  The first $50 million of Bay Restoration Revenue Bonds were issued on June 25, 2008.  Between 2013 and 2015, the Maryland Water Quality Financing Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.  A fiscal year 2010 transfer of $155.0 million, the fiscal year 2011 transfer of $45.0 million and a fiscal year 2012 transfer of $90.0 million from the Bay Restoration Fund to the general fund, all of which were offset by authorization of equal amounts of general obligation bonds, will not affect the security or issuance of these bonds.  As of March 31, 2013 the principal amount of these bonds outstanding was $38.8 million.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment.  Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis.  In the event that appropriations are not made, the issuing government cannot be

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held contractually liable for the payments.  As of June 30, 2012 the total of such financings outstanding was $470.1 million.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

Other issuers of municipal bonds.  Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore.  Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes.  As a result, not all localities follow the same procedures for the issuance of debt.  Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State.  Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs.  Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through bond insurance or other credit enhancement.  Over the last several years, however, repeated downgrades of the ratings of bond insurers have resulted in substantially lower ratings on these bonds.  Additionally, most issuers within Maryland have received lower ratings than the State.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities.  For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue bonds.  Many of the municipal corporations in Maryland have also issued bonds.  In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers.  All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the bonds issued by them varies with the financial strengths of the respective borrowers and the revenues pledged to the repayment of the bonds.

Local governments in Maryland receive substantial aid from the State for a variety of programs, including education costs and discretionary grants.  However, cuts in State aid to local governments, a shifting of financial obligations by the State to localities of personnel or other costs, lower tax and other receipts and the overall economic situation have required some Maryland local governments to find creative sources of revenue and to cut services and expenditures.  Budget shortfalls at the State level, as well as other future events, might require further reductions in, or the discontinuation of, some or all State aid payments to local governments.   Cutbacks in State aid and reductions in other local revenues are adversely affecting local economies.

Furthermore, many local governments in Maryland are also sensitive to changes in federal employment and spending, not only due to the proximity of Washington, D.C., but also due to the substantial number of important military institutions (e.g. the Naval Academy) and defense contractors with substantial operations in Maryland.  Maryland ranks third out of 50 states and the District of Columbia in percent of employees who either work directly for the federal government or for professional and business services that contract with the federal government.  Cuts in military or other federal spending or employment would both reduce income tax revenues payable by affected companies and individuals and otherwise impact the local economy as the affected companies or individuals have less cash to spend.  Thus, both the State and many Maryland local governments would be adversely impacted if no resolution is timely reached with respect to the “Fiscal Cliff”.  Furthermore, to the extent that Congress ultimately addresses the “Fiscal Cliff” through changes in the tax code, the State’s income tax revenues, which are calculated largely based upon the calculation of federal taxable income, could be adversely impacted, requiring the General Assembly to take corrective action.

Risks and uncertainties.  Generally, the primary default risk associated with municipal obligations is the nonpayment of taxes or other revenues supporting the debt.  In addition, certain debt obligations in the Fund may be obligations of issuers other than the State, such as those listed above.  Although the State has received the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their obligations.  Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities.  Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care.  Healthcare organizations, in particular, face an element of uncertainty resulting from changes required by the Patient Protection and Affordable Care Act of 2010 and related legislation (commonly known as ObamaCare).The default risk may be higher for such obligations, since any decline in that one industry could impede repayment.  Finally, the economic environment has had and continues to have a substantial impact on the bond markets.  The State, its political subdivisions and other conduit borrowers regularly issue bonds to fund capital projects.  Since 2008, many financing sources have dried up.  As a result, some local governments and other borrowers have experienced increased borrowing costs or cash flow difficulties.

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As described above, State and local revenues have been reduced due, at least in part, to the current economic environment.  Substantial losses in the job market, considerable declines in individual and business income taxes and transfer and other ad valorem property taxes, coupled with reduced consumer and business expenditures have already impacted State and local revenues and are likely to continue to do so for some time. The State was also hit by Superstorm Sandy in October 2012 resulting in a declaration of a state of emergency; it is difficult to assess the impact of business closures and damage on the Maryland economy or the effect on State and Maryland local government budgets of the extra costs necessitated for post-Sandy cleanup.  The cumulative effect of the ongoing market uncertainty, the economy and the post-Sandy effects makes the economic outlook of the State, its political subdivisions and other borrowers both challenging and difficult to predict.  Ad described above, Maryland’s economy is unusually dependent on the federal government, exposing Maryland to greater impact of federal budget cuts and the uncertainty caused by the “Fiscal Cliff”.  Other sectors of Maryland’s economy are also experiencing the same difficulties as in the rest of the nation.  Maryland and its local governments will need to decrease spending, cut employment, raise taxes and take other measures to balance their budgets for several years.

The impact of State budget cuts places an additional burden on local governments.  The City of Baltimore and other political subdivisions and municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, are themselves experiencing lower revenues due to lower income tax and property transfer tax revenues.  Many of these local governments depend on State aid, and cutbacks in such aid or shifting of costs to local governments by the State as a result of the State’s own financial issues are adversely affecting local budgets.

Finally, the ongoing economic environment could affect the cash flow and ability of many conduit borrowers on bonds to make the debt service payments on their bonds; many of these entities may be unable to raise revenues due to weak consumer demand or other factors or may be experiencing higher costs (e.g., increased charity care), so the combination of higher interest rates, lack of access to capital and lower revenues or higher expenses could result in defaults on these conduit obligations.  Similarly, reductions in State aid (e.g. to private educational and social or health institutions) may affect the budgets of private borrowers.

MISSOURI

The following information is a brief summary of some of the factors affecting the economy in the State of Missouri and does not purport to be a complete description of such factors.  This summary is based on publicly available information and forecasts.

Economy.  Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distorting.  Missouri characteristically has had a pattern of unemployment levels equal to or lower than the national average.  A pattern of high unemployment could adversely affect the Missouri debt obligations acquired in the trust and consequently, the value of the units in the trust.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri’s 2010 population census of 5,988,927.  Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri.  Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring around the nation. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State.

Governmental contract and defense related business plays an important role in Missouri’s economy.  There are a large number of civilians employed at various military installations and training bases in the state.  In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards.  There can be no assurances that there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in appropriations are enacted by the United States Congress, Missouri could be affected disproportionately.   It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State.  However, any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

Economic Recovery.  Missouri’s economy is recovering as hiring strengthens consumer confidence and income levels.  Missouri’s manufacturing sector, particularly industrial machinery and industries reliant on the housing market remains weak but the health care sector continues to add jobs.  Job losses in finance and poor demand for autos continue.  Several auto manufacturing plants have closed in Missouri, decreasing the ability of the State to benefit from future demand.

Missouri’s economy has fared slightly better than the nation as a whole recently.  Unemployment in Missouri was 6.9% as of October 2012, as compared to the national average of 7.9% during the same period. Missouri’s debt levels are below average which reflects the state’s constitutional debt limitations described below.  Demographic trends are below average, with slow population growth and weak migration, which could negatively affect the State’s economy in the long run.

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The fiscal year 2013 enacted budget totals $22.98 billion in overall spending, a 0.1% decrease from fiscal year 2012.  The budget was balanced through workforce reductions and the following components: $191.7 million savings through additional efficiencies in the Medicaid program, with no change in eligibility or covered services; $89.0 million reduction for 4-year higher education institutions; $64.3 million in additional debt collections and other revenue efficiencies; $51.8 million increase from a tax amnesty plan, a bipartisan effort; $41.0 million savings through debt restructuring; $29.3 million in reduced staff and administrative costs, including a reduction in the Governor’s office budget; $16.9 million reduction for community and technical colleges; $15.0 million in additional lottery revenue through advertising and other Lottery Commission initiatives; 7.0% million in reduction in biodiesel subsidy payments; $2.0 million reduction in local public health agency grants.  Additionally, the State kept intact its constitutionally mandated rainy day fund at 7.5% of the previous year’s net general revenue collections.  State budgetary pressure may dampen economic growth if higher sales and income taxes and the elimination of tax credits are realized as the long term fiscal solution.

Property taxes constitute a significant source of revenue from any local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues.  The State and the various subdivisions may also face increasing financial pressure from costs relating to pensions and other post employment benefits.

Revenue and Limitations Thereon.  Article X, Sections 16-24 of the Constitution of Missouri (the “Hancock Amendment”) imposes limits on the amount of State taxes which may be imposed by the General Assembly of Missouri (the “General Assembly”) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues determined in accordance with the formula set forth in the Hancock Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods.  The details of the Hancock Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary.  Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than 1%, the State is required to refund the excess.  The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the votes and authorized by the Missouri Constitution.  The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenue adopted by the voters of the State of Missouri or if the General Assembly approves by a two-thirds vote of each house an emergency declaration by the Governor.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri.  It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local government unit’s tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base.  It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Total state revenue exceeded this limit in fiscal years 1995-1999, which triggered an income tax refund liability under the provisions of the Hancock Amendment. The State has not exceeded the revenue limit since fiscal year 2000 and the State has indicated that it does not expect the limit to be exceeded for the current fiscal year ending June 30, 2013.

NORTH CAROLINA

North Carolina’s economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade.  According to the U.S. Bureau of the Census, the State’s estimated population as of July 1, 2010 was 9,572,454, ranking 10th in the nation.  According to the State Employment Security Commission, the seasonally adjusted non-farm employment in October 2012 accounted for approximately 3,964,800 jobs, which is an increase by 35,700 jobs since October 2011.  North Carolina’s seasonally adjusted unemployment rate in October 2012 was 9.3% down from 10.6% in October 2011, but still 1.4% higher than the national average (7.9%).  The largest job gains were in trade, transportation and utilities followed by leisure and hospitality and professional and business services.

Service providing sectors, including information, financial activities, professional and business services, educational and health services, leisure and hospitality, and other services, account for 1.92 million jobs, or about 48% of the total non-farm jobs in the State as of the October 2012 preliminary count.  Agriculture is another basic element of the State’s economy.  Gross agricultural income was in excess of $10.6 billion in 2010, placing the State eighth in the nation in gross agricultural income and seventh in

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the nation in net farm income, with the poultry industry accounting for over a third of that income. Despite the global recession and its impact on North Carolina’s economy, exports continue to be one of the State’s key drivers for economic growth.  North Carolina was the fifth largest exporter among the 12 southeastern states in 2011 with export sales up 8.0% from the previous year.  The total value of goods exported by firms in the State rose 5% to $14 billion in the first half of 2012 when compared to the $6.3 billion in the same period in 2011.

Budget Process.  The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.  The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget.  The total State budget is supported from four primary sources of funds:  (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts.  Federal funds currently comprise approximately one third of the total State budget.  The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health.  The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

State Revenues and Expenditures.  The General Fund is the chief operating fund of the state.  North Carolina’s economy continues to experience slow job growth and cautious consumer spending.  Despite these headwinds, North Carolina’s economy gradually began to build momentum in fiscal year 2010-11.  The balance in the General Fund at June 30, 2011 was $1.184 billion, which was nearly twice the general fund balance of $594.653 million at June 30, 2010.  That significant increase reflects a combination of an increase in total tax due mostly to temporary tax increases enacted by the General Assembly and $1.791 billion in federal recovery funds provided under the American Recovery and Reinvestment act of 2009, as well as reductions in expenditures and various intra-fund transfers.

Ratings.  As of October 2011, general obligations of the State of North Carolina were rated “Aaa” by Moody’s and “AAA” by S&P and Fitch.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the State of North Carolina is not material to the ability of political subdivisions and other borrowers of North Carolina public finance obligations to make payments on such obligations.

OREGON

At June 30, 2012, approximately $5.16 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including approximately $2.0 billion in general obligation bonds supported by the budget for the State’s general fund and $3.16 billion of self-supporting general obligation bonds.   All of the outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of, and interest on, such bonds.  With the exception of the veteran’s bonds (for which no more than two mills on each dollar valuation may be levied to pay principal and interest), and pension obligation bonds, bonds issued to finance certain improvements to public buildings, bonds issued to make loans to school districts and bonds issued to finance certain capital expenditures by the Oregon Health Sciences University (which may not be paid from property taxes), the authority of the State to tax property for the payment of its general obligation bonds is unlimited.  The State has not imposed ad valorem tax for the payment of any of its obligations for many years because other revenues, including those generated by the self-supporting bonds, have been sufficient.

In addition to general obligation bonds, various state statutes authorize the issuance of State revenue bonds.  These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals.  As of June 30, 2012, there were approximately $4.62 billion of direct revenue bonds outstanding and approximately $2.29 billion of conduit revenue bonds outstanding.  The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy.  There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Portfolio or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

Units of local government (including cities, counties, school districts and various types of special purpose districts), each of them a municipal corporation separate from the State, rely on various combinations of property tax revenues, local income taxes, user fees and charges and State assistance.  As of December 31, 2011, units of local government in Oregon had approximately $21 billion in obligations outstanding, including approximately $5.67 billion in general obligation bonds and $5.57 billion in revenue bonds.

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Oregon does not have a sales tax.  The principal source of State tax revenues are personal income and corporate income taxes.  For 2009-2011 biennium, approximately 90.2% of the State’s general fund revenues came from combined personal income taxes and corporate income and excise taxes.

In 1979, an amendment to the Oregon constitution was enacted, commonly known as the “kicker,” which requires the State to refund excess revenues to taxpayers when actual general fund revenues exceed forecast revenues by more than two percent.  Although the State has two budgetary reserve funds that may be drawn upon in the event of general fund shortfalls, the reserves are subject to certain statutory restrictions, and the “kicker” law has had the effect of impairing the ability of the State to establish adequate reserves for use during economic downturns.  At the 2012 general election, Oregon voters approved a constitutional amendment that diverts the refund of corporate income and excise taxes to a special fund for public schools.

Oregon’s unemployment rate was 8.6% in October 2012.  Total non-farm employment increased 1.1% year over year for the third quarter of 2012.  Personal income grew 3.6% year over year for the second quarter of 2012, and Oregon exports through September 2012 were down 0.3% from the prior year.  According to the December 2012 Economic and Revenue Forecast prepared by the State Office of Economic Analysis, Oregon’s economic expansion persisted in 2012, but remained in “low gear”.  Oregon non-farm employment and personal income are expected to continue to grow in 2013; export growth continues to be weak.  Uncertainties associated with federal tax policy call into question the reliability of many economic forecasts for 2013. Major risks facing the Oregon economy include international financial and credit risks, prolonged housing market instability, commodity price inflation, reduction or elimination of federal stimulus programs and risks associated with the initiative and referendum process.

SOUTH CAROLINA

The South Carolina Constitution requires the General Assembly to enact an annual balanced budget that is based on revenue estimates provided by the State’s Board of Economic Advisers (the “BEA”).  The budget includes two “rainy day” funds: the the General Reserve Fund and the Capital Reserve Fund.

Pursuant to the South Carolina Constitution, the General Reserve Fund balance must equal three percent (3%) of General Fund revenue for the latest completed fiscal year.  A recent constitutional amendment, effective May 8, 2012, requires that amount to increase to five percent (5%) over the next four fiscal years, at a rate of a cumulative one-half of one percent per fiscal year.  Withdrawals may be made from this fund only for the purpose of covering state government operating deficits.  However, if any amounts are withdrawn from the General Reserve Fund, the South Carolina Constitution mandates that it be restored to the required percentage of General Fund revenue out of future revenues and out of funds accumulating in excess of annual operating expenditures.  The General Reserve Fund must be restored in this manner at a rate of at least one percent (1%) of General Fund revenue per year until the required percentage is reached.  The General Reserve Fund must be fully restored within five years.

The Capital Reserve Fund is a recurring appropriation that equals two percent (2%) of General Fund revenue.  Historically, if the BEA predicted a year-end deficit, the first step toward balancing the budget was to reduce appropriations to the Capital Reserve Fund to offset the deficit without reducing expenditures in other areas of the budget.  If no year-end deficit was projected, or once Capital Reserve Fund appropriations had been reduced, the Capital Reserve Fund could then be appropriated for capital improvements or nonrecurring projects.  Any unspent monies in the Capital Reserve Fund at the end of the year would go back into the General Fund.

However, Constitution was amended effective May 8, 2012, such that appropriations to the Capital Reserve Fund may no longer be reduced in order to offset a predicted budget deficit.  Instead, in the event of an anticipated deficit, the South Carolina Budget and Control Board (“the Board”) must first reduce most agency appropriations evenly across the board.  If there is a year-end operating deficit, the General Reserve Fund, and not the Capital Reserve Fund, must then be used to cover the deficit.

Further, in any fiscal year in which the General Reserve Fund does not maintain the required percentage, the Capital Reserve Fund must first be used to fully replenish the General Reserve Fund, before the Capital Reserve Fund may be used for any other permissible purpose.  This transfer to the General Reserve Fund is in addition to the replenishment provided for in the South Carolina Constitution.

Like many states, South Carolina was hit hard by United States recession which began in December 2007 and ended in June 2009, but slowly is beginning to recover.  Although South Carolina still has yet to fully recover from the loss of 92,700 jobs in 2009, the state gained 13,500 jobs from FY2010 to FY2011.  According to the United States Bureau of Labor Statistics, South Carolina’s seasonally-adjusted unemployment rate was 9.6% in August 2012, higher than the national average of 8.1%.  Job losses during the recession were particularly severe in the construction and financial sectors.  However, over the past 12 months, natural resource extraction (mining and logging) industry has been the hardest hit, while the financial sector has added jobs.  The strongest employment gains over the past 12 months have occurred in the information industry, followed by manufacturing, professional/business services and the education & health sectors.

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Fiscal Year Ended June 30, 2012

For FY 2011-2012, the BEA originally predicted General Fund revenues totaling $6.29 billion.  Actual FY 2011-2012 General Fund revenues totaled approximately $6.40 billion, an increase of $314 million, or 5.2%, compared to the prior fiscal year’s General Fund revenues of roughly $6.09 billion.

The enacted budget for FY 2011-2012 set General Fund appropriations at $5.45 billion, which allowed the state to fully fund the General Reserve Fund at 3.5% of General Fund revenues.  The General Reserve Fund began FY 2011-2012 with a balance roughly $166 million and begins FY 2012-2013 fully funded with a balance of $183.5 million.

Fiscal Year Ending June 30, 2013

The budget for FY 2012-2013, enacted on August 3, 2012, provides for appropriations totaling $22.98 billion, of which $6.09 billion comes from the General Fund.  According to BEA estimates from May 8, 2012, the FY 2012-2013 estimated General Fund revenues total $6.67 billion, an increase of $243 million, or 3.8%, compared to the estimated FY 2011-2012 revenues of $6.43 billion.  Through October 2012, cumulative General Fund revenues have totaled $2.28 billion, an increase of $160 million, or 7.6%, compared to the same period last year.  This figure is also $60.5 million over BEA projections, due in large part to higher-than-expected corporate income revenues.

For FY 2012-2013, the full 5% or $98.2 million, is set aside to add to the General Reserve Fund, and $112.66 million is set aside for the Capital Reserve Fund.

TENNESSEE

The State Constitution of Tennessee requires that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) the rate of growth of appropriations from State tax revenues shall not exceed the estimated rate of growth of the State’s economy for any given year.   The State Constitution further provides no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance.  The State’s fiscal year runs from July 1st through June 30th.

Tennessee does not impose an income tax on personal income and relies primarily on the sales tax for revenue.  In recent years, the General Assembly has considered, but did not pass, income tax legislation.  The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government.  Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined State and local sales tax rate of 9.75%.  Additionally, the bill increased the State excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax.

Taxable sales have rebounded in most recent fiscal year and nominal taxable sales have advanced each quarter since the fourth quarter of 2010.  Sales growth is expected to be up 7.9% in 2012 but is predicted to slow to 4.7% in 2013.  Despite strong growth on a short-term scale, the State economy has yet to fully recover and Tennessee is planning for a shortfall in fiscal 2013.  Through 2011 and 2012, Tennessee’s tax revenues have continued to slowly improve.  Sales tax collection in 2011 grew faster than the southeastern average and nation as a whole.  Fiscal year-to-date 2012 compared to 2011 is showing an upward trend with the majority of revenue categories coming in over expectations and with positive growth rates.  In particular, sales collections reported for fiscal year 2012 to date are $163.8 million above this time for fiscal 2011.  Data from the first quarter of 2012 shows the strong year-over-year growth with total tax collections at 8.7% above the same period for 2011, and sales tax revenues are up 8.3%.  Both categories are above peak levels for the first quarter of 2012, total taxes by 1.9% and sales tax by 1.6%.  Sales tax collections were 8.8 above 2011 and 2.7% above their pre-recession peak in 2008. Total tax collections are also improving at 8.5% above the same time period in 2011 and sales tax revenues are up 7.3%.  Leading in growth in sales have been hotels and motels (14.2%), purchases from manufacturers (11.2%) and automobile dealers (9.0%).

The positive effects of tourist and tourism expenditures in Tennessee are substantial.  Tourism is one of Tennessee’s largest industries, providing a $15 billion direct economic impact and generating over $1 billion annually in state and local sales tax revenue for the past four years, according to a study produced by the Tennessee Department of Tourist Development.  More than 177,800 Tennesseans are now employed in the State’s tourism industry.  Payroll generated by direct travel spending reached $5.4 billion in 2011.  Tennessee’s overnight and day-trip visitors provided $3.1 billion in state and local sales tax revenues, up 4.4% from 2010.

According to the annual economic report to the Governor of the State of Tennessee prepared by the Center for Business and Economic Research at the University of Tennessee, the Tennessee labor market is showing broad-based signs of growth in 2012.  Tennessee’s unemployment rate is expected to stay below the national rate as both rates drift downward in the quarters ahead.  After averaging 9.6% in 2011, the unemployment rate is expected to decrease to 8.4% in 2013.  The projected level of employment in 2013 – 2,714,000 jobs – falls short of the level of employment that prevailed in 2005, well before the onset of

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the recession.  According to such economic report, most broad sectors of the State economy will experience job growth over the short-term, including nondurable goods manufacturing and the federal government sectors 2012 and 2012, and the information sector in 2012.  The natural resources, mining and construction sector should see especially strong growth as it continues its rebound that preceded 4.9% gain in jobs in 2011.  Professional and business services are also expected to see strong growth this year and next.

While job growth is projected to remain slow, the situation is improving relative to previous years.  Manufacturing employment in Tennessee has steadily declined on a percentage of work basis, while service sector employment in Tennessee has climbed steadily since 1973.  Manufacturing has fared worse than other sectors in the State economy as industrial production has contracted, but in 2011, manufacturing saw the first year of job expansion since 1998.  Manufacturing is expected to experience job gains in 2012 and 2013, with employment advancing at 1.5% and 1.2% rates respectively.  Nonfarm employment is expected to see 1.3% growth in 2012 and 1.6% growth in 2013.  It is predicted that strength in durable goods employment will overwhelm contraction in nondurable goods employment this year.  Most broad sectors of the economy outside of manufacturing are expected to see job gains in 2012, with the exception of retail trade, information and government (including federal as well as state and local employment).  Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole, however, the Tennessee economy has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment.  Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973.   Agriculture also remains an important sector of the Tennessee economy.

The State’s population was estimated by the U.S. Census Bureau in 2010 at approximately 6,346,105, and 11.05% increase over the figure estimate in the 2000 census, with 1,686,343 people living in rural areas and 4,659,762 people living in urban areas.  The Census Bureau predicts that Tennessee’s population will increase to 6.78 million by the year 2020.  A U.S. census study projects that, during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states.  Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga).  The largest city in Tennessee as of April 2010 was Memphis with 646,889 people followed by Nashville-Davison with 626,681 people. The largest population decline is expected in the rural counties of northwest Tennessee.

Tennessee will keep its Aaa rating from Moody’s Investor Service and Fitch Inc. and its AA+ rating with a positive outlook from Standard & Poor’s.  Moody’s, however, did place the State’s rating on “negative outlook,” which relates to the agency’s decision to confirm the Aaa bond rating of the United States while assigning a negative outlook.  Such ratings reflect only the respective views of such organizations and an explanation of the significance of a rating may be obtained only from the rating agency furnishing the same.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

VIRGINIA

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  Based on unaudited financial statements of the Commonwealth for the fiscal year ended June 30, 2012, the General Fund balance (on a cash basis) amounted to $1,683 million of which $707 million was restricted.  The balance for fiscal year 2012 represents an increase of $385 million, or 30% from fiscal year 2011.  As of June 30, 2012, the total outstanding tax-supported debt was approximately $13.5 billion (preliminary and unaudited).

In Virginia, according to the U.S. Department of Commerce, Bureau of Economic Analysis in 2011, the major nonagricultural sources of personal income were the service industry (46.76%), state and local government (10.7%), the wholesale and retail trade industry (8.7%), civilian federal government (8.7%), military federal government (6.1%), the manufacturing industry (5.4%) and the construction industry (5.0%).  Per capita personal income in 2011 was $46,107.  As of 2011, Virginia’s population was 8.0 million.  In 2011, the unemployment rate in Virginia was 6.10% compared to 8.50% nationally.  Taxable retail sales in Virginia for 2011 totaled $89 billion.

As of October, 2012, the Commonwealth had an S&P rating of AAA, a Moody’s rating of Aaa and a Fitch rating of AAA on its general obligation bonds.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not material to the ability of political subdivisions and other borrowers of Virginia public finance obligations to make payments on such obligations..

General obligations of cities, towns, or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce.  Under the Code of Virginia, a holder of any general obligation bond in default may

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file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

U.S. TERRITORY MUNICIPAL OBLIGATIONS

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico.  The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government.  Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Puerto Rico has a relatively diversified economy and according to the Bureau of Labor Statistics, the largest employment sectors are the government, trade, transportation, utilities, education, and health services.  Puerto Rico, however, entered into a recession in the fourth quarter of 2006 and, while growth was slightly positive in 2012, the Puerto Rico Planning Board estimated that the economy contracted again in 2013.  According to the most recent United States Census, median household income is just $18,660, or 37% of the $50,502 United States average, and 41% of Puerto Rico’s population lives below the poverty line.  These factors have led Puerto Rico’s population to decline by 2.1% from 2000 to 2010 to 3.7 million and, if the declining trend continues, future economic growth could be even more challenging.

According to the New York Federal Reserve, reasons contributing to Puerto Rico’s now weak economy include: a costly business environment with significant regulations, the elevated cost of electricity (the average cost of power in Puerto Rico is $0.27 cents per kilowatt hour, compared to the average of $0.10 cents per kilowatt hour in the mainland US), an underdeveloped and costly transportation infrastructure, and the phasing out of tax incentives for the pharmaceuticals industry.  Coupled with the Puerto Rico’s inability to rein in spending and overly optimistic revenue projections, the general fund has recorded operating deficits during fiscal years 2000-2013.  Due to the failure of Puerto Rico to regain structural balance, its reliance on market access to fund ongoing operations, the mounting debt profile, and weak economy, Puerto Rico general obligations were downgraded by Moody’s in December 2012 by two notches to Baa3 negative from Baa1. S&P and Fitch both followed with downgrades to BBB- negative in March 2013.

On January 2, 2013, Garcia Padilla became governor of Puerto Rico succeeding Luis Fortuno.  Padilla’s administration implemented numerous initiatives in its first nine months, including a major pension reform, and aggressive tax and rate increases. Nonetheless, the Commonwealth still finds itself in a difficult fiscal position. The 2014 budget projects an $820 million deficit, despite $1.4 billion in new tax initiatives, and major pension reform. Importantly, the budget also assumes 0.2% gross national product growth, which is contrary to the declines posted by the Government Development Bank Economic Activity Index for much of 2013. The ratings of Puerto Rico’s general obligation bonds will likely hinge on its ability to meet the 2014 budget, access the capital markets for planned deficit financing and debt restructuring, and the ability to regain structural balance by fiscal 2016.

The U.S. Virgin Islands.  The United States Virgin Islands (“USVI”) is an unincorporated territory of the US, with a population of 106,105. The economy is heavily reliant on the tourism industry, oil refining, and rum production.  The tourism industry is economically sensitive and can be adversely affected by an economic downturn in the United States and Europe.  An important component of the USVI revenue base is the federal excise tax on rum exports.  Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds.  In 2012 Diageo USVI completed a new rum facility, which dramatically increased the production of rum in the USVI. Currently, the Cruzan VIRIL, Ltd. rum facility can produce a maximum of 10.6 million proof gallons annually, and the new Diageo facility has the ability to produce 20 million proof gallons annually. Despite the new addition of the second plant, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels.  On January 2, 2013, President Obama signed H.R. 8 which temporarily increased the current excise tax per proof gallon to $13.25, from $10.50. The temporary increase will run through January 1, 2014. Moody’s ceased rating USVI general obligations in February 2013 due to lack of sufficient financial disclosure, while Fitch maintains a BB negative implied general obligation rating.  S&P does not rate the USVI general obligations. The Cruzan senior lien rum tax bonds are currently rated BBB positive by S&P, Baa2 stable by Moody’s, and BBB negative by Fitch. The subordinate Diageo bonds are rated Baa3 stable by Moody’s and BBB- negative by Fitch.

Guam.  Guam is a United States territory located 3,700 miles west of Hawaii and 1,500 miles southeast of Japan and its economy is based primarily on Japanese and Korean tourism and the United States military due to its strategic position as the western most territory/state in the United States.  The territory boasts a population of 159,358, with an additional 10,000 active military personal and military dependents.

The Government of Guam has a history of persistent operating deficits.  Operating deficits were caused by a number of issues including the global recession, terrorist attacks, natural disasters, the SARS epidemic, retiree settlement liabilities and past administrations and legislatures that were unwilling to control expenses.  In fiscal year 2012, Guam’s General Fund reported a surplus balance of $30 million, compared to a deficit of ($303) million in 2011. The surplus was primarily attributed to the

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issuance of $358 million in Business Privilege Tax bonds. Guam’s employment base appears stable, as employment growth has improved from 2005 through 2012.  Tourism recorded sound growth in 2012 with visitor arrivals up 13.3% from 2011, and hotel occupancy rates at their highest since 1997. Guam is also reliant on defense spending which can make it vulnerable to economic cycles. The history of large negative general fund balances and limited liquidity have constrained the territory’s rating, although S&P recently upgraded the Government from B+ to BB- stable in October 2013. Guam’s general obligations are not rated by Moody’s or Fitch. The Government of Guam has also issued bonds backed by Section 30 revenue (federal income taxes derived from military personnel and federal civil service employees on Guam) which are rated BBB+ stable by S&P, upgraded from BBB- in June 2012. These revenues have recorded growth in the past two fiscal years (2011-2012). Additionally, the Government of Guam established a new credit in 2011, creating a lien on Business Privilege Taxes. This credit is Guam’s highest rated credit at A stable by S&P and A- stable by Fitch.

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APPENDIX F

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

LONG-TERM CORPORATE OBLIGATIONS RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM CORPORATE OBLIGATION RATINGS

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

US MUNICIPAL RATINGS

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower that for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

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US MUNICIPAL LONG-TERM DEBT RATINGS

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expires at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/VMIG.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS GROUP (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicated the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment, capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA:  An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:   An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’,  ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: A obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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ISSUER CREDIT RATINGS DEFINITIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

MUNICIPAL RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative.  For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard &Poor’s Insurance Financial Strength Ratings

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer’s financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (“IFS”) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX G

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds  have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”).  For purposes of this Policy:

•

“Fund” means each registered investment company sponsored by the Eaton Vance organization; and

•

“Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below.  In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year.  On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•

The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages.  Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and

•

the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act.  The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser.  When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.1  In the event such a material conflict of interest arises , the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.2  For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•

They shall convene a meeting to review and consider all relevant materials related to the proxies involved.  This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;

•

In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.

•

The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairman of the Board as soon as practicable and to the Board at its next meeting.  Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Board’’ request.  The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________

1

An Adviser is expected to maintain a process for identifying a potential material conflict of interest.  As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant among of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

2

If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

APPENDIX H

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers.  The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.  Roles and Responsibilities

A.  Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures.  The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines.  Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies.  The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below.  The Agent shall retain a record of all proxy votes handled by the Agent.  Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  Proxy Voting Guidelines (“Guidelines”)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients.  The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1

WITHIN-GUIDELINES VOTES:  Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2

NON-VOTES:  Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3

OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent as it deems necessary.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of the Advisers’ proxy voting policies and procedures;

•

Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•

A record of each vote cast;

•

A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•

A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients.  If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•

The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee or sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•

The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Municipal Income Funds

SAI dated January 1, 2013

as Revised October 17, 2013

Eaton Vance Municipals Trust Annual Report August 31, 2012

Alabama    •    Arkansas    •     Georgia    •    Kentucky    •    Maryland    •    Missouri

North Carolina    •    Oregon    •    South Carolina    •    Tennessee    •    Virginia

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Alabama	4
Arkansas	6
Georgia	8
Kentucky	10
Maryland	12
Missouri	14
North Carolina	16
Oregon	18
South Carolina	20
Tennessee	22
Virginia	24

Endnotes and Additional Disclosures	26

Fund Expenses	27

Financial Statements	33

Report of Independent Registered Public Accounting Firm	143

Federal Tax Information	144

Board of Trustees’ Contract Approval	145

Management and Organization	149

Important Notices	151

Eaton Vance

Municipal Income Funds

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the period, investors worried about intensifying debt problems in Europe, high U.S. unemployment, a stagnant housing market, and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. Reacting to this turmoil, the S&P 500 Index2 continued to drift down through the fall of 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by continuing problems in Europe, slowing growth in China, and political uncertainty in the U.S. Despite a slowdown in consumer spending and weakening employment data, however, stocks moved upward intermittently from June through the end of the period — in part because investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate “QE3,” another round of quantitative easing to stimulate the economy. U.S. Treasury yields, meanwhile, fell to all-time lows.

Against this backdrop, municipal bonds rallied during the one-year period ending August 31, 2012, led by the long end of the yield curve. The Funds’ primary benchmark, the Barclays Capital Municipal Bond Index (the Index) — an unmanaged index of municipal bonds traded in the U.S. — returned 8.78% for the period, while the Barclays Capital Long (22+) Municipal Bond Index returned 14.52% and the Barclays Capital 20 Year Municipal Bond Index returned 12.73%. As yields on higher quality bonds fell, investors moved out on the yield curve, buying longer maturity municipal bonds to potentially or try to take advantage of higher yields. In their quest for income during a period of historically low interest rates, investors also favored lower quality, higher yielding issues over higher quality bonds. As a result, longer duration, lower credit quality bonds were the best performers in the municipals space during the period.

With falling Treasury yields driven by a worldwide “flight to quality” (the perceived safety of Treasuries and other high-rated issues) and the Federal Reserve’s Operation Twist (central bank’s swapping of its short-term holdings for long-term Treasury bonds), municipal bonds during the period offered higher taxable-equivalent yields than Treasuries. The ratio of 30-year AAA7 municipal yields to 30-year Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 108.4% and finished at 107.8%. Even though municipals rallied significantly, however, the global demand for the perceived safety of Treasuries drove Treasuries to deliver even higher total returns than municipal bonds for the period.

Fund Performance

For the fiscal year ending August 31, 2012, the Alabama, Georgia, Maryland, Missouri, North Carolina, Oregon, South Carolina, Tennessee, and Virginia Funds’ Class A shares at net asset value (NAV) outperformed the 8.78% return of the Index, while the Arkansas and Kentucky Funds’ Class A shares at NAV lagged the Index.

Generally speaking, the Funds’ overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum, in order to capture their typically higher yields and greater income stream. Management hedges to various degrees against the greater risk of volatility at the long end of the yield curve by using Treasury futures and interest-rate swaps. As a risk management strategy, hedging is intended to moderate performance on both the upside and the downside. So in a period when municipal and Treasury bonds saw strong performance, the Funds’ hedge mitigated a portion of the Funds’ positive performance. Hedging was a notable detractor from absolute performance versus the Index of all Funds except the Alabama, Maryland, and Missouri Funds, which employed less hedging than other state funds.

In contrast, performance of all Funds was helped by their overweighting in longer maturity bonds and in lower-rated bonds, during a period when yield-hungry investors favored longer duration, lower quality issues. An overweighting in zero-coupon bonds, which were the best performing coupon in the Index during the period, also contributed to results for all Funds except the Alabama, Georgia, and Virginia Funds.

For the Georgia, North Carolina, Oregon, and Virginia Funds, leveraged6 investments helped results as well. Management holds leveraged investments to enhance those Funds’ tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market and magnifies a fund’s exposure to its underlying investments in both up and down markets. As a result, during this period of strong performance by municipal bonds, leveraged investments aided relative performance versus the Index.

State-specific Results

Eaton Vance Alabama Municipal Income Fund’s Class A shares at NAV had a total return of 9.27%, outpacing the 8.78% return of the Index. Drivers of outperformance versus the Index included an overweighting in the strong-performing hospital sector and in bonds in the 10–30 year maturity range. Security selection in low-coupon bonds, with coupon rates from 2.5% to 4.5%, also aided results. Detractors from relative results versus the Index included the Fund’s hedging strategy, to a modest degree, and an overweighting in pre-refunded bonds. Another detractor from relative results versus

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Funds

August 31, 2012

Management’s Discussion of Fund Performance — continued

the Index was the portfolio’s holding in an American Airlines-backed bond, which declined in value when the carrier declared bankruptcy during the fiscal year.

Eaton Vance Arkansas Municipal Income Fund’s Class A shares at NAV returned 7.55%, lagging the 8.78% return of the Index. An overweighted position in pre-refunded bonds was a key detractor from relative results versus the Index, as was the hedging strategy mentioned earlier. Results were also hurt by a holding in an American Airlines-backed bond that lost value when the issuer declared bankruptcy. Contributors to relative performance versus the Index included overweighted positions in zero-coupon bonds, in bonds with 20 or more years remaining to maturity, and in bonds rated BBB and below.

Eaton Vance Georgia Municipal Income Fund’s Class A shares at NAV returned 9.31%, outperforming the 8.78% return of the Index. The major contributors to relative outperformance versus the Index were security selection overall, an overweighting in bonds with 20 or more years remaining to maturity, and leveraged investments, as discussed earlier. Notable detractors from relative results versus the Index included the Fund’s hedging strategy, an underweighting in zero-coupon bonds, and an American Airlines-backed bond that declined in value when the carrier declared bankruptcy.

Eaton Vance Kentucky Municipal Income Fund’s Class A shares at NAV returned 8.36%, trailing the 8.78% return of the Index. The key detractors from relative results versus the Index were the Fund’s hedging strategy, an overweighting in pre-refunded bonds, and an underweighting in securities in the 30+ year maturity range. In contrast, relative performance versus the Index was helped by overweighted positions in zero-coupon bonds and BBB bonds, and by overweights and security selection in the hospital sector and in industrial development revenue (IDR) bonds.

Eaton Vance Maryland Municipal Income Fund’s Class A shares at NAV returned 10.81%, outperforming the 8.78% return of the Index. The major contributors to relative outperformance versus the Index were security selection and an overweighting in zero-coupon bonds and in BBB-rated bonds, as well as an overweighting in securities with 20 or more years remaining to maturity. An overweighting in pre-refunded bonds held back performance versus the Index, as did the portfolio’s hedging strategy, to a moderate degree.

Eaton Vance Missouri Municipal Income Fund’s Class A shares at NAV returned 11.20%, outpacing the 8.78% return of the Index. Overweighted positions in BBB-rated bonds, hospital bonds, and IDR bonds were key drivers of relative outperformance versus the Index. An overweighting in zero- coupon bonds also aided results, although security selection in the same sector was a detractor from relative results versus the Index. The Fund’s hedging strategy dragged modestly on performance.

Eaton Vance North Carolina Municipal Income Fund’s Class A shares at NAV returned 12.27%, outperforming the 8.78% return of the Index. Key contributors to relative results versus the Index included leveraged investments and an overweighting in bonds with 20 or more years remaining to maturity, as well as security selection and an overweighting in both zero-coupon bonds and hospital bonds. The Fund’s hedging strategy was the only significant detractor during the period from relative results versus the Index.

Eaton Vance Oregon Municipal Income Fund’s Class A shares at NAV returned 15.95%, outperforming the 8.78% return of the Index. Leveraged investments contributed to relative results versus the Index, as did an overweighting and security selection in zero-coupon bonds and an overweighting in bonds with 20 or more years remaining to maturity. The Fund’s hedging strategy was a detractor from relative results versus the Index.

Eaton Vance South Carolina Municipal Income Fund’s Class A shares at NAV returned 13.21%, outperforming the 8.78% return of the Index. The Fund’s outperformance versus the Index was driven largely by an overweighting and security selection in four areas: zero-coupon bonds, bonds with remaining maturities of 20 or more years, hospital bonds, and IDR bonds. A notable detractor from relative results versus the Index was the Fund’s hedging strategy.

Eaton Vance Tennessee Municipal Income Fund’s Class A shares at NAV returned 9.14%, outperforming the 8.78% return of the Index. Relative overweightings and security selection in zero-coupon bonds, hospital bonds, BBB-rated bonds, and bonds with 20 or more years remaining to maturity were the key contributors to results versus the Index. Notable detractors from relative results versus the Index included an overweighting in pre-refunded bonds and the Fund’s hedging strategy.

Eaton Vance Virginia Municipal Income Fund’s Class A shares at NAV returned 9.48%, outpacing the 8.78% return of the Index. Significant contributors to relative results versus the Index included leveraged investments, security selection and an overweighting in hospital bonds and BBB-rated bonds, and an overweighting in bonds with 20 or more years remaining to maturity. The Fund’s hedging strategy weighed on results versus the Index, as did an overweighting in pre-refunded bonds and an underweighting in zero-coupon bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Alabama Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager William H. Ahern, Jr., CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	9.27%	5.30%	4.59%	—
Class A with 4.75% Maximum Sales Charge	—	4.03	4.28	4.09	—
Class B at NAV	5/1/1992	8.48	4.51	3.83	—
Class B with 5% Maximum Sales Charge	—	3.48	4.17	3.83	—
Class C at NAV	3/21/2006	8.47	4.52	—	3.91%
Class C with 1% Maximum Sales Charge	—	7.47	4.52	—	3.91
Class I at NAV	3/3/2008	9.37	—	—	6.96
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.76%	1.52%	1.51%	0.56%
Net of Interest Expense		0.73	1.49	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.78%	3.02%	3.02%	3.98%
Taxable-Equivalent Distribution Rate		6.12	4.89	4.89	6.45
SEC 30-day Yield		2.21	1.57	1.57	2.52
Taxable-Equivalent SEC 30-day Yield		3.58	2.54	2.54	4.08

% Total Leverage[6]
Residual Interest Bond (RIB)					3.13%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,565	N.A.
Class C	3/21/06	$12,810	N.A.
Class I	3/3/08	$13,534	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Alabama Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing6. Absent such securities, credit quality (% of total investments) is as follows:7

AAA	3.5%	BBB	15.1%
AA	51.1	Not Rated	10.7
A	19.6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	2/9/1994	7.55%	3.42%	3.79%	—
Class A with 4.75% Maximum Sales Charge	—	2.40	2.42	3.29	—
Class B at NAV	10/2/1992	6.82	2.65	3.04	—
Class B with 5% Maximum Sales Charge	—	1.82	2.30	3.04	—
Class C at NAV	4/28/2006	6.82	2.67	—	2.66%
Class C with 1% Maximum Sales Charge	—	5.82	2.67	—	2.66
Class I at NAV	8/3/2010	7.77	—	—	5.00
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.74%	1.49%	1.49%	0.54%
Net of Interest Expense		0.73	1.48	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.70%	2.93%	2.93%	3.90%
Taxable-Equivalent Distribution Rate		6.12	4.85	4.85	6.45
SEC 30-day Yield		2.18	1.54	1.54	2.48
Taxable-Equivalent SEC 30-day Yield		3.61	2.55	2.55	4.10

% Total Leverage[6]
RIB					0.88%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$13,493	N.A.
Class C	4/28/06	$11,813	N.A.
Class I	8/3/10	$11,070	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	2.0%	BBB	10.7%
AA	63.4	BB	0.6
A	20.5	Not Rated	2.8

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Georgia Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	9.31%	3.99%	4.08%	—
Class A with 4.75% Maximum Sales Charge	—	4.13	2.97	3.57	—
Class B at NAV	12/23/1991	8.51	3.22	3.32	—
Class B with 5% Maximum Sales Charge	—	3.51	2.88	3.32	—
Class C at NAV	4/25/2006	8.50	3.22	—	2.94%
Class C with 1% Maximum Sales Charge	—	7.50	3.22	—	2.94
Class I at NAV	3/3/2008	9.50	—	—	6.17
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.85%	1.60%	1.60%	0.65%
Net of Interest Expense		0.76	1.51	1.51	0.56

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.73%	2.96%	2.96%	3.90%
Taxable-Equivalent Distribution Rate		6.10	4.84	4.84	6.38
SEC 30-day Yield		2.68	2.06	2.07	3.01
Taxable-Equivalent SEC 30-day Yield		4.39	3.37	3.39	4.93

% Total Leverage[6]
RIB					5.58%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$13,871	N.A.
Class C	4/25/06	$12,025	N.A.
Class I	3/3/08	$13,091	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

8

Eaton Vance

Georgia Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	13.6%
AA	61.1
A	11.7
BBB	13.6

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	8.36%	4.42%	4.03%	—
Class A with 4.75% Maximum Sales Charge	—	3.21	3.41	3.52	—
Class B at NAV	12/23/1991	7.57	3.66	3.28	—
Class B with 5% Maximum Sales Charge	—	2.57	3.31	3.28	—
Class C at NAV	3/23/2006	7.57	3.66	—	3.22%
Class C with 1% Maximum Sales Charge	—	6.57	3.66	—	3.22
Class I at NAV	8/3/2010	8.58	—	—	5.51
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.74%	1.49%	1.49%	0.53%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.76%	3.01%	3.00%	3.98%
Taxable-Equivalent Distribution Rate		6.15	4.93	4.91	6.51
SEC 30-day Yield		2.51	1.89	1.90	2.88
Taxable-Equivalent SEC 30-day Yield		4.11	3.09	3.11	4.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$13,812	N.A.
Class C	3/23/06	$12,263	N.A.
Class I	8/3/10	$11,181	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

10

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2012

Fund Profile

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Maryland Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/10/1993	10.81%	4.90%	4.34%	—
Class A with 4.75% Maximum Sales Charge	—	5.56	3.89	3.84	—
Class B at NAV	2/3/1992	9.96	4.13	3.58	—
Class B with 5% Maximum Sales Charge	—	4.96	3.79	3.58	—
Class C at NAV	5/2/2006	10.07	4.15	—	3.67%
Class C with 1% Maximum Sales Charge	—	9.07	4.15	—	3.67
Class I at NAV	3/3/2008	11.02	—	—	6.94
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
Gross	0.82%	1.57%	1.57%	0.62%
Net of Interest Expense	0.78	1.53	1.53	0.58

% Distribution Rates/Yields[5]	Class A	Class B	Class C	Class I
Distribution Rate	3.68%	2.92%	2.91%	3.88%
Taxable-Equivalent Distribution Rate	6.01	4.77	4.75	6.33
SEC 30-day Yield	2.37	1.75	1.74	2.69
Taxable-Equivalent SEC 30-day Yield	3.87	2.86	2.84	4.39

% Total Leverage[6]
RIB				4.31%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,214	N.A.
Class C	5/2/06	$12,564	N.A.
Class I	3/3/08	$13,524	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

12

Eaton Vance

Maryland Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	15.6%	BBB	10.7%
AA	36.3	BB	0.4
A	23.3	Not Rated	13.7

See Endnotes and Additional Disclosures in this report.

13

Eaton Vance

Missouri Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	11.20%	4.41%	4.28%	—
Class A with 4.75% Maximum Sales Charge	—	5.89	3.39	3.78	—
Class B at NAV	5/1/1992	10.50	3.65	3.53	—
Class B with 5% Maximum Sales Charge	—	5.50	3.30	3.53	—
Class C at NAV	2/16/2006	10.40	3.63	—	3.07%
Class C with 1% Maximum Sales Charge	—	9.40	3.63	—	3.07
Class I at NAV	8/3/2010	11.52	—	—	6.83
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.77%	1.53%	1.53%	0.57%
Net of Interest Expense		0.74	1.50	1.50	0.54

% Distribution Rates/Yields[5]	Class A	Class B	Class C	Class I
Distribution Rate	3.50%	2.74%	2.73%	3.67%
Taxable-Equivalent Distribution Rate	5.73	4.48	4.47	6.01
SEC 30-day Yield	2.26	1.63	1.63	2.57
Taxable-Equivalent SEC 30-day Yield	3.70	2.67	2.67	4.21

% Total Leverage[6]
RIB				2.02%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,154	N.A.
Class C	2/16/06	$12,186	N.A.
Class I	8/3/10	$11,474	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

14

Eaton Vance

Missouri Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	14.2%	BBB	16.2%
AA	56.0	BB	1.3
A	7.3	Not Rated	5.0

See Endnotes and Additional Disclosures in this report.

15

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	12.27%	5.44%	4.52%	—
Class A with 4.75% Maximum Sales Charge	—	6.93	4.41	4.01	—
Class B at NAV	10/23/1991	11.33	4.64	3.77	—
Class B with 5% Maximum Sales Charge	—	6.33	4.31	3.77	—
Class C at NAV	5/2/2006	11.32	4.64	—	4.33%
Class C with 1% Maximum Sales Charge	—	10.32	4.64	—	4.33
Class I at NAV	3/3/2008	12.35	—	—	7.44
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.87%	1.62%	1.62%	0.67%
Net of Interest Expense		0.78	1.53	1.53	0.58

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.03%	3.26%	3.24%	4.23%
Taxable-Equivalent Distribution Rate		6.72	5.44	5.40	7.05

SEC 30-day Yield	2.34	1.72	1.71	2.66
Taxable-Equivalent SEC 30-day Yield	3.90	2.87	2.85	4.44

% Total Leverage[6]
RIB				10.37%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,480	N.A.
Class C	5/2/06	$13,080	N.A.
Class I	3/3/08	$13,813	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

16

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	9.2%	BBB	6.8%
AA	72.5	Not Rated	2.2
A	9.3

See Endnotes and Additional Disclosures in this report.

17

Eaton Vance

Oregon Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/28/1993	15.95%	5.55%	4.80%	—
Class A with 4.75% Maximum Sales Charge	—	10.45	4.54	4.29	—
Class B at NAV	12/24/1991	15.00	4.76	4.02	—
Class B with 5% Maximum Sales Charge	—	10.00	4.42	4.02	—
Class C at NAV	3/2/2006	14.99	4.76	—	4.10%
Class C with 1% Maximum Sales Charge	—	13.99	4.76	—	4.10
Class I at NAV	8/3/2010	16.19	—	—	9.08
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.87%	1.62%	1.62%	0.67%
Net of Interest Expense		0.77	1.52	1.52	0.57

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.00%	3.24%	3.24%	4.19%
Taxable-Equivalent Distribution Rate		6.83	5.53	5.53	7.16
SEC 30-day Yield		3.14	2.56	2.55	3.48
Taxable-Equivalent SEC 30-day Yield		5.36	4.37	4.35	5.94

% Total Leverage[6]
RIB					9.18%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,839	N.A.
Class C	3/2/06	$12,990	N.A.
Class I	8/3/10	$11,985	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

18

Eaton Vance

Oregon Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	10.8%	BBB	15.0%
AA	60.3	Not Rated	1.7
A	12.2

See Endnotes and Additional Disclosures in this report.

19

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	2/14/1994	13.21%	4.65%	4.79%	—
Class A with 4.75% Maximum Sales Charge	—	7.78	3.64	4.28	—
Class B at NAV	10/2/1992	12.30	3.87	4.01	—
Class B with 5% Maximum Sales Charge	—	7.30	3.52	4.01	—
Class C at NAV	1/12/2006	12.41	3.88	—	3.49%
Class C with 1% Maximum Sales Charge	—	11.41	3.88	—	3.49
Class I at NAV	3/3/2008	13.55	—	—	7.69
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.86%	1.62%	1.61%	0.66%
Net of Interest Expense		0.76	1.52	1.51	0.56

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.90%	3.14%	3.14%	4.10%
Taxable-Equivalent Distribution Rate		6.45	5.19	5.19	6.78
SEC 30-day Yield		2.84	2.24	2.24	3.19
Taxable-Equivalent SEC 30-day Yield		4.70	3.71	3.71	5.28

% Total Leverage[6]
RIB					10.77%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$14,826	N.A.
Class C	1/12/06	$12,554	N.A.
Class I	3/3/08	$13,957	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

20

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	14.3%
AA	44.1
A	28.3
BBB	13.3

See Endnotes and Additional Disclosures in this report.

21

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/9/1993	9.14%	3.18%	3.50%	—
Class A with 4.75% Maximum Sales Charge	—	3.92	2.17	3.00	—
Class B at NAV	8/25/1992	8.35	2.40	2.74	—
Class B with 5% Maximum Sales Charge	—	3.35	2.06	2.74	—
Class C at NAV	5/2/2006	8.24	2.40	—	2.31%
Class C with 1% Maximum Sales Charge	—	7.24	2.40	—	2.31
Class I at NAV	8/3/2010	9.35	—	—	4.88
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.74%	1.50%	1.49%	0.54%
Net of Interest Expense		0.73	1.49	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.68%	2.91%	2.90%	3.84%
Taxable-Equivalent Distribution Rate		6.02	4.76	4.75	6.28
SEC 30-day Yield		2.23	1.60	1.59	2.54
Taxable-Equivalent SEC 30-day Yield		3.65	2.62	2.60	4.16

% Total Leverage[6]
RIB					0.53%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$13,103	N.A.
Class C	5/2/06	$11,557	N.A.
Class I	8/3/10	$11,042	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

22

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	9.8%	BBB	17.6%
AA	53.0	Not Rated	7.7
A	11.9

See Endnotes and Additional Disclosures in this report.

23

Eaton Vance

Virginia Municipal Income Fund

August 31, 2012

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/17/1993	9.48%	2.79%	3.33%	—
Class A with 4.75% Maximum Sales Charge	—	4.30	1.80	2.82	—
Class B at NAV	7/26/1991	8.63	2.02	2.56	—
Class B with 5% Maximum Sales Charge	—	3.63	1.68	2.56	—
Class C at NAV	2/8/2006	8.63	2.02	—	1.80%
Class C with 1% Maximum Sales Charge	—	7.63	2.02	—	1.80
Class I at NAV	3/3/2008	9.68	—	—	5.05
Barclays Capital Municipal Bond Index	—	8.78%	6.23%	5.19%	—
Barclays Capital 20 Year Municipal Bond Index	—	12.73	7.06	6.08	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.82%	1.57%	1.57%	0.62%
Net of Interest Expense		0.77	1.52	1.52	0.57

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.03%	3.27%	3.27%	4.23%
Taxable-Equivalent Distribution Rate		6.58	5.34	5.34	6.90
SEC 30-day Yield		2.50	1.88	1.88	2.83
Taxable-Equivalent SEC 30-day Yield		4.08	3.07	3.07	4.62

% Total Leverage[6]
RIB					7.32%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$12,876	N.A.
Class C	2/8/06	$11,245	N.A.
Class I	3/3/08	$12,483	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

24

Eaton Vance

Virginia Municipal Income Fund

August 31, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	18.1%	BB	1.9%
AA	41.6	B	1.3
A	24.9	Not Rated	0.9
BBB	11.3

See Endnotes and Additional Disclosures in this report.

25

Eaton Vance

Municipal Income Funds

August 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Barclays Capital 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30- day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions, if applicable.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

26

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Alabama Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.40	$3.87	0.76%
Class B	$1,000.00	$1,022.90	$7.73	1.52%
Class C	$1,000.00	$1,022.80	$7.68	1.51%
Class I	$1,000.00	$1,027.50	$2.85	0.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.86	0.76%
Class B	$1,000.00	$1,017.50	$7.71	1.52%
Class C	$1,000.00	$1,017.50	$7.66	1.51%
Class I	$1,000.00	$1,022.30	$2.85	0.56%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

27

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses — continued

Eaton Vance Arkansas Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.50	$3.80	0.75%
Class B	$1,000.00	$1,010.10	$7.58	1.50%
Class C	$1,000.00	$1,010.10	$7.53	1.49%
Class I	$1,000.00	$1,014.50	$2.73	0.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.81	0.75%
Class B	$1,000.00	$1,017.60	$7.61	1.50%
Class C	$1,000.00	$1,017.60	$7.56	1.49%
Class I	$1,000.00	$1,022.40	$2.75	0.54%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

Eaton Vance Georgia Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.80	$3.97	0.78%
Class B	$1,000.00	$1,019.70	$7.77	1.53%
Class C	$1,000.00	$1,020.80	$7.77	1.53%
Class I	$1,000.00	$1,024.80	$2.95	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.96	0.78%
Class B	$1,000.00	$1,017.40	$7.76	1.53%
Class C	$1,000.00	$1,017.40	$7.76	1.53%
Class I	$1,000.00	$1,022.20	$2.95	0.58%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

28

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses — continued

Eaton Vance Kentucky Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.60	$3.71	0.73%
Class B	$1,000.00	$1,016.70	$7.55	1.49%
Class C	$1,000.00	$1,016.60	$7.50	1.48%
Class I	$1,000.00	$1,021.60	$2.69	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.71	0.73%
Class B	$1,000.00	$1,017.60	$7.56	1.49%
Class C	$1,000.00	$1,017.70	$7.51	1.48%
Class I	$1,000.00	$1,022.50	$2.69	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

Eaton Vance Maryland Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,031.10	$3.98	0.78%
Class B	$1,000.00	$1,026.30	$7.79	1.53%
Class C	$1,000.00	$1,027.20	$7.80	1.53%
Class I	$1,000.00	$1,031.00	$2.96	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.96	0.78%
Class B	$1,000.00	$1,017.40	$7.76	1.53%
Class C	$1,000.00	$1,017.40	$7.76	1.53%
Class I	$1,000.00	$1,022.20	$2.95	0.58%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

29

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses — continued

Eaton Vance Missouri Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,028.70	$3.77	0.74%
Class B	$1,000.00	$1,025.70	$7.64	1.50%
Class C	$1,000.00	$1,025.70	$7.59	1.49%
Class I	$1,000.00	$1,030.70	$2.81	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.76	0.74%
Class B	$1,000.00	$1,017.60	$7.61	1.50%
Class C	$1,000.00	$1,017.60	$7.56	1.49%
Class I	$1,000.00	$1,022.40	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

Eaton Vance North Carolina Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.80	$4.13	0.81%
Class B	$1,000.00	$1,025.40	$7.94	1.56%
Class C	$1,000.00	$1,025.30	$7.94	1.56%
Class I	$1,000.00	$1,029.80	$3.11	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.12	0.81%
Class B	$1,000.00	$1,017.30	$7.91	1.56%
Class C	$1,000.00	$1,017.30	$7.91	1.56%
Class I	$1,000.00	$1,022.10	$3.10	0.61%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

30

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses — continued

Eaton Vance Oregon Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.70	$4.18	0.82%
Class B	$1,000.00	$1,022.40	$8.03	1.58%
Class C	$1,000.00	$1,022.40	$7.98	1.57%
Class I	$1,000.00	$1,027.70	$3.16	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.17	0.82%
Class B	$1,000.00	$1,017.20	$8.01	1.58%
Class C	$1,000.00	$1,017.20	$7.96	1.57%
Class I	$1,000.00	$1,022.00	$3.15	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

Eaton Vance South Carolina Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,028.80	$4.08	0.80%
Class B	$1,000.00	$1,023.50	$7.88	1.55%
Class C	$1,000.00	$1,024.50	$7.89	1.55%
Class I	$1,000.00	$1,029.90	$3.06	0.60%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.06	0.80%
Class B	$1,000.00	$1,017.30	$7.86	1.55%
Class C	$1,000.00	$1,017.30	$7.86	1.55%
Class I	$1,000.00	$1,022.10	$3.05	0.60%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

31

Eaton Vance

Municipal Income Funds

August 31, 2012

Fund Expenses — continued

Eaton Vance Tennessee Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.80	$3.70	0.73%
Class B	$1,000.00	$1,013.20	$7.49	1.48%
Class C	$1,000.00	$1,012.10	$7.49	1.48%
Class I	$1,000.00	$1,017.80	$2.69	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.71	0.73%
Class B	$1,000.00	$1,017.70	$7.51	1.48%
Class C	$1,000.00	$1,017.70	$7.51	1.48%
Class I	$1,000.00	$1,022.50	$2.69	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

Eaton Vance Virginia Municipal Income Fund

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.30	$4.01	0.79%
Class B	$1,000.00	$1,015.60	$7.80	1.54%
Class C	$1,000.00	$1,015.60	$7.80	1.54%
Class I	$1,000.00	$1,020.40	$3.00	0.59%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$4.01	0.79%
Class B	$1,000.00	$1,017.40	$7.81	1.54%
Class C	$1,000.00	$1,017.40	$7.81	1.54%
Class I	$1,000.00	$1,022.20	$3.00	0.59%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

32

Eaton Vance

Alabama Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 101.9%
Security	Principal Amount (000’s omitted)	Value

Education — 5.3%
Auburn University, 5.00%, 6/1/36	$1,000	$1,140,890
University of Alabama, 5.00%, 7/1/34	1,500	1,666,605

		$2,807,495

Electric Utilities — 0.7%
Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$375	$382,470

		$382,470

General Obligations — 11.7%
Auburn, 5.25%, 12/1/27	$1,000	$1,160,430
Huntsville, 5.00%, 5/1/33	1,000	1,176,210
Madison, 5.15%, 2/1/39	1,250	1,361,362
Mobile, 5.00%, 2/15/27	1,000	1,128,710
Oxford, 5.00%, 2/1/32	1,205	1,393,378

		$6,220,090

Hospital — 16.2%
Alabama Special Care Facilities Financing Authority, (Ascension Health), 5.00%, 11/15/39(1)(2)	$1,740	$1,856,946
Birmingham Special Care Facilities Financing Authority, (Children’s Hospital), 6.125%, 6/1/34	1,500	1,716,855
East Alabama, Health Care Authority, 5.00%, 9/1/27	1,000	1,096,450
Health Care Authority, (Baptist Health), 5.00%, 11/15/16	400	427,164
Health Care Authority, (Baptist Health), 5.00%, 11/15/18	750	792,780
Health Care Authority, (Baptist Health), 5.00%, 11/15/21	400	414,348
Huntsville, Health Care Authority, 5.50%, 6/1/25	1,000	1,143,720
University of Alabama, Hospital Revenue, 5.75% to 9/1/18 (Put Date), 9/1/22	1,000	1,152,470

		$8,600,733

Industrial Development Revenue — 2.8%
Butler Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	$600	$629,058
Selma Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	750	837,810

		$1,466,868

Insured – Education — 8.4%
Alabama State Board of Education, (Chattahoochee Valley Community College), (AGC), 5.00%, 6/1/34	$1,000	$1,103,020
Alabama State University, (AGC), 4.75%, 5/1/33	475	517,299
Auburn University, (AGM), 5.00%, 6/1/38	250	271,913
Jacksonville State University, (AGC), 5.125%, 12/1/33	1,230	1,352,496

Security	Principal Amount (000’s omitted)	Value

Insured – Education (continued)
Montgomery, Public Educational Building Authority, (Alabama State University), (XLCA), 5.25%, 10/1/25	$1,110	$1,190,963

		$4,435,691

Insured – Electric Utilities — 2.2%
Puerto Rico Electric Power Authority, (BHAC), (FGIC), (NPFG), 5.25%, 7/1/24	$400	$487,292
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	625	677,831

		$1,165,123

Insured – Escrowed / Prerefunded — 13.9%
Birmingham, Waterworks and Sewer Board, (NPFG), Prerefunded to 1/1/13, 5.25%, 1/1/33	$2,500	$2,542,350
Gadsden, (AMBAC), Prerefunded to 8/1/13, 5.125%, 8/1/28	2,000	2,109,980
Montgomery, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.15%, 11/15/27	2,065	2,279,925
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	330	458,888

		$7,391,143

Insured – Lease Revenue / Certificates of Participation — 4.3%
Montgomery County, Public Building Authority, (NPFG), 5.00%, 3/1/31	$500	$546,685
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	770	1,070,739
Puerto Rico Public Finance Corp., (Commonwealth Appropriation), (AMBAC), 5.125%, 6/1/24	520	639,912

		$2,257,336

Insured – Special Tax Revenue — 6.1%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$1,855	$1,794,360
Birmingham-Jefferson Civic Center Authority, (NPFG), 0.00%, 9/1/18	505	348,268
Wilcox County, Board of Education, (XLCA), 4.60%, 3/1/36	1,100	1,065,438

		$3,208,066

Insured – Transportation — 4.2%
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	$1,000	$889,100

33	See Notes to Financial Statements.

Eaton Vance

Alabama Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Puerto Rico Highway and Transportation Authority, (AMBAC), 5.50%, 7/1/29	$1,185	1,314,094

		$2,203,194

Insured – Water and Sewer — 11.3%
Alabama Drinking Water Finance Authority, (AMBAC), 4.00%, 8/15/28	$2,410	$2,439,137
Cullman Utilities Board, (AGM), 5.00%, 9/1/30	1,000	1,145,520
Florence Water and Sewer Authority, (AGM), 4.75%, 8/15/36	750	820,680
West Morgan-East Lawrence, Water and Sewer Authority, (AGM), 0.00%, 8/15/41	2,600	485,316
West Morgan-East Lawrence, Water and Sewer Authority, (AGM), 4.85%, 8/15/35	1,000	1,099,220

		$5,989,873

Other Revenue — 3.2%
Alabama Incentives Financing Authority, 5.00%, 9/1/29	$1,500	$1,698,780

		$1,698,780

Special Tax Revenue — 4.5%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$145	$163,039
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	155	174,248
Homewood City Board of Education, 5.00%, 4/1/32	500	574,905
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/41	500	531,740
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	540	574,522
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	384,436

		$2,402,890

Water and Sewer — 7.1%
Auburn, Waterworks Board, 5.00%, 9/1/29	$1,315	$1,518,628

Opelika Utilities Board, 5.25%, 6/1/36	500	565,620
Opelika Utilities Board, 5.25%, 6/1/41	500	563,075
Scottsboro Waterworks Sewer and Gas Board, 5.00%, 8/1/32	1,000	1,129,660

		$3,776,983

Total Tax-Exempt Investments — 101.9% (identified cost $48,781,391)		$54,006,735

Other Assets, Less Liabilities — (1.9)%		$(1,025,783)

Net Assets — 100.0%		$52,980,952

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Alabama municipalities. In addition, 13.3% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 49.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 16.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $721,468.

34	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 99.9%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.4%
Arkansas Development Finance Authority, 5.00%, 6/1/24	$500	$613,900
Arkansas Development Finance Authority, (Capital Improvement), 5.00%, 6/1/25	250	304,830

		$918,730

Education — 2.9%
Texas A&M University, 5.00%, 7/1/26	$200	$258,418
University of Arkansas, 5.00%, 12/1/29	250	278,450
University of Arkansas, (Fort Smith Campus), 4.75%, 12/1/35	500	559,820
University of Arkansas, (UAMS Campus), 5.00%, 12/1/30	750	876,480

		$1,973,168

Escrowed / Prerefunded — 4.7%
Arkansas Development Finance Authority, (Waste Water System), Escrowed to Maturity, 5.50%, 12/1/19	$250	$320,505
Benton, School District No. 8, Prerefunded to 8/1/13, 4.80%, 2/1/38	750	781,522
Benton, School District No. 8, Prerefunded to 8/1/13, 4.85%, 2/1/40	1,000	1,042,490
Siloam Springs, School District No. 21, Prerefunded to 12/1/13, 4.60%, 6/1/34	1,000	1,054,540

		$3,199,057

General Obligations — 19.1%
Arkansas, 4.75%, 6/1/29	$750	$835,605
Arkansas State College Savings, 0.00%, 6/1/14	2,750	2,720,850
Arkansas Water, Waste Disposal and Pollution Facilities, 4.875%, 7/1/43	1,000	1,104,300
Bentonville, School District No. 6, 4.50%, 6/1/40	1,000	1,068,420
Bradford, Special School District, 4.75%, 2/1/39	315	333,531
Bryant, School District No. 25, 4.75%, 2/1/39	1,490	1,577,657
Conroe, Independent School District, 5.00%, 2/15/35	150	174,807
Conway, School District No. 1, 4.75%, 2/1/34	750	780,983
Pottsville, School District No. 61, 4.50%, 2/1/38	1,250	1,314,650
Puerto Rico Public Buildings Authority, Government Facilities, 5.00%, 7/1/36	350	352,016
Pulaski County, Special School District, 5.00%, 2/1/35	500	531,450
Springdale, School District No. 50, 4.625%, 6/1/35	1,000	1,065,690
Springdale, School District No. 50, 4.75%, 6/1/39	1,000	1,069,350

		$12,929,309

Security	Principal Amount (000’s omitted)	Value

Housing — 2.6%
Arkansas Development Finance Authority, SFMR, (GNMA), (AMT), 5.125%, 7/1/24	$430	$436,540
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 4.75%, 7/1/32	545	562,511
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 4.80%, 7/1/26	475	476,216
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 5.00%, 1/1/29	80	80,285
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 5.05%, 7/1/31	165	170,843

		$1,726,395

Industrial Development Revenue — 3.7%
Arkansas Development Finance Authority, Industrial Facility Revenue, (Potlatch Corp.), (AMT), 7.75%, 8/1/25	$400	$409,260
Baxter, (Aeroquip Corp.), 5.80%, 10/1/13	2,000	2,091,380

		$2,500,640

Insured – Education — 10.6%
Arkansas State University, (AMBAC), 5.00%, 9/1/35	$1,000	$1,053,880
Arkansas State University, (Consolidated Building System), (AMBAC), 5.00%, 4/1/24	1,000	1,252,920
Arkansas State University, (Student Fee), (AMBAC), 5.00%, 3/1/32	1,250	1,368,625
Pulaski Technical College, (Student Tuition & Fee), (AGM), 5.00%, 4/1/41	1,150	1,267,668
University of Arkansas, (Fayetteville Campus), (AMBAC), 5.00%, 11/1/36	1,000	1,108,760
University of Arkansas, (UAMS Campus), (NPFG), 5.00%, 11/1/34	1,000	1,070,770

		$7,122,623

Insured – Electric Utilities — 3.1%
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	$650	$700,576
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	550	596,107
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	750	820,042

		$2,116,725

Insured – Escrowed / Prerefunded — 3.4%
Arkansas Development Finance Authority, SFMR, (Donaghey Plaza), (AGM), Prerefunded to 6/1/14, 5.00%, 6/1/29	$1,000	$1,081,660
North Little Rock, Electric System, (NPFG), Escrowed to Maturity, 6.50%, 7/1/15	640	703,232

35	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
University of Arkansas, Parking Revenue, (NPFG), Prerefunded to 1/1/13, 5.00%, 7/1/29	$500	$507,985

		$2,292,877

Insured – General Obligations — 1.5%
Arkansas State College Savings, (FGIC), (NPFG), 0.00%, 6/1/17	$500	$470,840
Puerto Rico, (NPFG), 5.50%, 7/1/20	480	534,125

		$1,004,965

Insured – Health – Miscellaneous — 1.0%
Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 3.90%, 12/1/24	$130	$130,073
Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 5.00%, 12/1/18	500	521,880

		$651,953

Insured – Hospital — 6.6%
Heber Springs, Hospital and Health Care Facilities Board, (Baptist Healthcare System), (AGC), 5.00%, 5/1/26	$1,140	$1,218,238
Pulaski County, (Children’s Hospital), (AMBAC), 5.00%, 3/1/30	1,500	1,573,395
Pulaski County, (Children’s Hospital), (AMBAC), 5.00%, 3/1/35	1,565	1,631,591

		$4,423,224

Insured – Lease Revenue / Certificates of Participation — 2.1%
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$1,000	$1,390,570

		$1,390,570

Insured – Other Revenue — 6.0%
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/24	$1,000	$688,830
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/30	1,320	654,918
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/36	3,500	1,202,565
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/46	7,690	1,535,462

		$4,081,775

Insured – Special Tax Revenue — 3.7%
Bentonville Sales and Use Tax Revenue, (AMBAC), 4.375%, 11/1/27	$140	$149,906
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	1,000	1,126,430

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	$1,000	$163,800
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	2,200	195,514
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	5,215	840,710
Springdale Sales and Use Tax Revenue, (AGM), 4.00%, 7/1/27	35	36,266

		$2,512,626

Insured – Transportation — 2.1%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	$1,200	$1,403,844

		$1,403,844

Insured – Utilities — 3.5%
Benton Public Utility Revenue, (AGM), 5.00%, 9/1/36	$750	$851,348
Benton, Utilities Revenue, (AMBAC), 5.00%, 9/1/36	1,435	1,530,987

		$2,382,335

Insured – Water and Sewer — 7.6%
Arkansas Community Water System, Public Water Authority, (NPFG), 5.00%, 10/1/33	$515	$515,721
Fort Smith, Water and Sewer, (AGM), 5.00%, 10/1/32	500	564,855
Little Rock, Sewer Revenue, (AGM), 4.75%, 6/1/37	1,000	1,063,900
Little Rock, Sewer Revenue, (AGM), 5.00%, 6/1/31	450	504,405
Little Rock, Sewer Revenue, (AGM), 5.00%, 10/1/32	750	843,810
Rogers, Sewer Revenue, (AMBAC), 5.00%, 2/1/32	500	543,330
Rogers, Water Revenue, (AMBAC), 5.00%, 2/1/37	1,000	1,107,880

		$5,143,901

Lease Revenue / Certificates of Participation — 4.5%
Arkansas Development Finance Authority, (Donaghey Plaza), 5.00%, 6/1/34	$1,190	$1,382,744
Arkansas Development Finance Authority, Correctional Facilities, 5.125%, 5/15/39	1,500	1,653,435

		$3,036,179

Other Revenue — 0.8%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$7,250	$522,435

		$522,435

Special Tax Revenue — 6.5%
Batesville Sales and Use Tax, 4.00%, 9/1/37	$750	$766,042
Fort Smith Sales and Use Tax, 5.00%, 5/1/23	400	489,312

36	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Fort Smith Sales and Use Tax, 5.00%, 5/1/24	$450	$544,856
Little Rock, Hotel and Restaurant Gross Receipts Tax, 7.375%, 8/1/15	1,100	1,181,939
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	210	223,425
Rogers Sales and Use Tax, 4.125%, 11/1/31	500	542,890
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	125	130,639
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	435	514,553

		$4,393,656

Transportation — 0.7%
Northwest Arkansas Regional Airport Authority, (AMT), 5.00%, 2/1/18	$500	$501,480

		$501,480

Water and Sewer — 1.8%
El Dorado, Water and Sewer System Revenue, 4.375%, 12/1/28	$595	$672,285
El Dorado, Water and Sewer System Revenue, 4.50%, 12/1/30	500	567,530

		$1,239,815

Total Tax-Exempt Investments — 99.9% (identified cost $62,902,050)		$67,468,282

Other Assets, Less Liabilities — 0.1%		$80,281

Net Assets — 100.0%		$67,548,563

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Arkansas municipalities. In addition, 13.1% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 51.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 27.8% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $803,844.

37	See Notes to Financial Statements.

Eaton Vance

Georgia Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 104.2%

Security	Principal Amount (000’s omitted)	Value

Education — 5.7%
Atlanta Development Authority, Educational Facilities, 4.75%, 7/1/27	$600	$637,584
Fulton County Development Authority, (Georgia Technology Foundation), 5.00%, 11/1/30	750	892,913
Fulton County Development Authority, (Georgia Technology Foundation), 5.00%, 11/1/30	750	895,522
Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38	1,500	1,685,865

		$4,111,884

Electric Utilities — 1.5%
Burke County Development Authority, (Oglethorpe Power Corp.), 5.50%, 1/1/33	$1,000	$1,092,670

		$1,092,670

Escrowed / Prerefunded — 1.5%
Forsyth County Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.375%, 10/1/28	$800	$1,079,592

		$1,079,592

General Obligations — 19.2%
Coweta County, Water and Sewerage Authority, 5.00%, 6/1/37	$1,000	$1,092,430
Georgia, 1.00%, 3/1/26	2,000	1,632,160
Georgia, 2.00%, 8/1/27	500	480,470
Georgia, 5.00%, 7/1/29	600	732,840
Gwinnett County, School District, 5.00%, 2/1/36(1)	4,500	5,148,675
Gwinnett County, Water and Sewerage Authority, 5.00%, 8/1/23	1,000	1,258,190
Jefferson City, School District, 5.25%, 2/1/33	1,500	1,752,390
Lagrange-Troup County Hospital Authority, (West Georgia Health Foundation, Inc.), 5.50%, 7/1/38	500	549,420
Lincoln County, School District, 5.50%, 4/1/37	1,000	1,168,150

		$13,814,725

Hospital — 8.9%
DeKalb County Hospital Authority, (DeKalb Medical Center), 6.125%, 9/1/40	$1,000	$1,155,740
Fulton County Development Authority, (Children’s Healthcare of Atlanta), 5.25%, 11/15/39	3,000	3,346,830
Glynn-Brunswick Memorial Hospital Authority, (Georgia Medical Center), 5.625%, 8/1/34	750	840,225

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Macon-Bibb County Hospital Authority (The Medical Center of Central Georgia), 5.00%, 8/1/35	$1,000	$1,078,980

		$6,421,775

Housing — 3.5%
Georgia Housing and Finance Authority, (AMT), 4.00%, 6/1/30	$500	$501,650
Georgia Housing and Finance Authority, (AMT), 5.25%, 12/1/37	1,925	2,014,897

		$2,516,547

Industrial Development Revenue — 5.3%
Albany Dougherty Payroll Development Authority, Solid Waste Disposal, (Procter and Gamble), (AMT), 5.20%, 5/15/28	$2,000	$2,503,380
Cobb County Development Authority, Solid Waste Disposal, (Georgia Waste Management Project), (AMT), 5.00%, 4/1/33	925	978,206
Vienna Water and Sewer, (Cargill), (AMT), 6.00%, 9/1/14	320	321,133

		$3,802,719

Insured – Education — 1.8%
Savannah Economic Development Authority, (SSU Community Development I, LLC), (AGC), 5.25%, 6/15/27	$1,125	$1,271,655

		$1,271,655

Insured – Electric Utilities — 9.2%
Georgia Municipal Electric Power Authority, (NPFG), 5.50%, 1/1/20	$3,005	$3,325,874
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	390	420,346
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	895	970,028
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	310	336,204
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	1,450	1,585,415

		$6,637,867

Insured – General Obligations — 5.6%
Coweta County, Water and Sewerage Authority, (AGM), 5.00%, 6/1/26	$1,135	$1,476,192
Fayette County, School District, (AGM), 4.95%, 3/1/25	660	715,070

38	See Notes to Financial Statements.

Eaton Vance

Georgia Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Newnan, Water, Sewerage and Light Commission, (AMBAC), 5.25%, 1/1/24	$1,040	$1,334,341
Puerto Rico, (NPFG), 5.50%, 7/1/20	480	534,125

		$4,059,728

Insured – Hospital — 2.7%
Cobb County Kennestone Hospital Authority, (Wellstar Health System), (AMBAC), 5.50%, 4/1/37	$1,750	$1,975,698

		$1,975,698

Insured – Lease Revenue / Certificates of Participation — 4.4%
Georgia Local Government 1998 A Grantor Trust Certificates of Participation, (NPFG), 4.75%, 6/1/28	$935	$958,450
Georgia Municipal Association, Inc. Certificates of Participation, (Riverdale), (AGC), 5.375%, 5/1/32	1,000	1,119,730
Georgia State University Higher Education Facilities Authority, (USG Real Estate Foundation), (AGC), 5.625%, 6/15/38	1,000	1,107,390

		$3,185,570

Insured – Special Tax Revenue — 4.1%
Clarke County Hospital Authority, (Athens Regional Medical Center), (NPFG), 5.00%, 1/1/32	$1,190	$1,273,740
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	4,000	1,086,160
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	545	613,905

		$2,973,805

Insured – Transportation — 5.7%
Atlanta, Airport Passenger Facility Charge, (AGM), 4.75%, 1/1/28	$785	$823,402
Metropolitan Atlanta Rapid Transit Authority, (AMBAC), 6.25%, 7/1/20	1,000	1,179,430
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	1,780	2,082,369

		$4,085,201

Insured – Water and Sewer — 8.8%
Brunswick-Glynn County Joint Water & Sewer Commission, (AGM), 5.00%, 6/1/33	$500	$566,270
DeKalb County Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32	1,590	1,982,841

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer (continued)
Douglasville-Douglas County, Water and Sewer Authority, (NPFG), 5.00%, 6/1/37	$1,250	$1,423,213
Henry County, Water and Sewer Authority, (NPFG), 5.25%, 2/1/25	1,000	1,288,630
Walton County, Water and Sewer Authority, (AGM), 5.00%, 2/1/33	1,000	1,100,070

		$6,361,024

Special Tax Revenue — 8.8%
Athens-Clarke County Unified Government Development Authority, (Economic Development Projects), 5.00%, 6/1/32	$1,080	$1,267,866
Floyd County Hospital Authority, (Floyd Health Medical Center), 5.25%, 7/1/29	750	854,272
Gainesville and Hall County Hospital Authority, (Northeast Georgia Medical Center), 5.00%, 2/15/33	1,750	1,908,322
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	205	230,504
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	220	247,320
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	5,980	473,078
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	825	877,742
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	435	514,553

		$6,373,657

Transportation — 1.9%
Atlanta, Airport Revenue, 5.00%, 1/1/35	$750	$830,093
Atlanta Airport Revenue, (AMT), 5.00%, 1/1/37	500	547,370

		$1,377,463

Water and Sewer — 5.6%
Athens-Clarke County, Unified Government Water and Sewer Revenue, 5.50%, 1/1/38	$1,000	$1,138,540
Fayette County, Water Revenue, 5.00%, 10/1/25	1,300	1,606,735
Forsyth County, Water and Sewerage Authority, 5.00%, 4/1/27	1,000	1,260,740

		$4,006,015

Total Tax-Exempt Investments — 104.2% (identified cost $67,827,522)		$75,147,595

Other Assets, Less Liabilities — (4.2)%		$(3,016,588)

Net Assets — 100.0%		$72,131,007

39	See Notes to Financial Statements.

Eaton Vance

Georgia Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Georgia municipalities. In addition, 12.4% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 40.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 16.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,192,369.

40	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 97.1%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.2%
Kentucky Infrastructure Authority, (Wastewater and Drinking Water), 5.00%, 2/1/27	$1,000	$1,177,450
Kentucky Infrastructure Authority, (Wastewater and Drinking Water), 5.00%, 2/1/30	500	602,195

		$1,779,645

Education — 2.4%
Campbellsville, (Campbellsville University), 5.70%, 3/1/34	$1,280	$1,323,123

		$1,323,123

Escrowed / Prerefunded — 3.6%
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series O, 0.00%, 7/1/17	$2,250	$1,986,098

		$1,986,098

General Obligations — 5.6%
Kenton County, 4.625%, 4/1/34	$750	$857,408
Lexington-Fayette Urban County Airport Board, 5.00%, 7/1/27	1,000	1,137,590
Owensboro, 4.00%, 6/1/32	1,000	1,069,540

		$3,064,538

Hospital — 9.0%
Kentucky Economic Development Authority, (Ashland Hospital Corp.), 5.00%, 2/1/30	$1,000	$1,088,690
Kentucky Economic Development Authority, (Baptist Healthcare System), 5.625%, 8/15/27	500	576,360
Kentucky Economic Development Authority, (Catholic Health Initiatives), 5.00%, 5/1/29	500	558,875
Kentucky Economic Development Finance Authority, (Baptist Healthcare System), 5.00%, 8/15/42	250	270,712
Louisville & Jefferson County Metro, (Catholic Health Initiatives), 5.00%, 12/1/35	750	841,230
Murray Hospital Facilities, (Murray Calloway County Hospital), 5.125%, 8/1/37	1,000	1,006,230
Pikeville Hospital, (Pikeville Medical Center, Inc.), 6.25%, 3/1/31	500	598,510

		$4,940,607

Housing — 3.7%
Kentucky Housing Corp., (AMT), 5.00%, 7/1/37	$210	$217,211
Kentucky Housing Corp., (AMT), 5.30%, 1/1/38	1,730	1,822,019

		$2,039,230

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 3.0%
Owen County, (American Water Project), 6.25%, 6/1/39	$500	$563,260
Wickliffe, Solid Waste Disposal, (Westvaco Corp.), (AMT), 6.375%, 4/1/26	1,070	1,070,706

		$1,633,966

Insured – Bond Bank — 2.0%
Kentucky Rural Water Finance Corp., (NPFG), 4.70%, 8/1/35	$1,060	$1,113,159

		$1,113,159

Insured – Electric Utilities — 15.1%
Carroll County, Environmental Facilities, (AMBAC), (AMT), 5.75%, 2/1/26	$1,000	$1,086,890
Kentucky Municipal Power Agency, (Prairie State Project), (NPFG), 5.00%, 9/1/37	2,000	2,141,720
Kentucky Municipal Power Agency, (Prairie State Project), (NPFG), 5.25%, 9/1/27	1,000	1,107,910
Owensboro, (AMBAC), 0.00%, 1/1/20	2,000	1,598,980
Paducah Electric Plant Board, (AGC), 5.25%, 10/1/35	1,200	1,331,796
Puerto Rico Electric Power Authority, (BHAC), (FGIC), (NPFG), 5.25%, 7/1/24	400	487,292
Trimble County, Environmental Facilities, (AMBAC), (AMT), 6.00%, 3/1/37	500	550,745

		$8,305,333

Insured – Hospital — 6.6%
Jefferson County, Health Facilities Authority, (University Medical Center), (NPFG), 5.25%, 7/1/22	$850	$851,377
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	5,730	2,771,028

		$3,622,405

Insured – Industrial Development Revenue — 0.5%
Boone County, (Dayton Power & Light Co. (The)), (FGIC), 4.70%, 1/1/28	$250	$258,705

		$258,705

Insured – Lease Revenue / Certificates of Participation — 12.3%
Jefferson County, School District Finance Corp., (AGM), 4.50%, 7/1/23	$1,000	$1,078,730
Kentucky Area Development Districts Financing Trust, (XLCA), 4.70%, 6/1/35	1,150	1,177,957
Kentucky Property and Buildings Commission, (AGC), 5.25%, 2/1/29	500	575,120

41	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation (continued)
Kentucky Property and Buildings Commission, (AGM), 5.00%, 11/1/26	$500	$572,455
Louisville, Parking Authority, (NPFG), 5.00%, 6/1/32	1,000	1,003,270
Puerto Rico Public Buildings Authority, (AMBAC), 5.50%, 7/1/21	865	961,387
Puerto Rico Public Buildings Authority, (XLCA), 5.50%, 7/1/21	1,000	1,111,430
Wayne County, School District Finance Corp., (NPFG), 4.00%, 7/1/25	255	264,825

		$6,745,174

Insured – Transportation — 4.6%
Louisville Regional Airport Authority, (AGM), (AMT), 5.50%, 7/1/38	$1,000	$1,085,690
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	1,795	1,469,136

		$2,554,826

Insured – Water and Sewer — 6.6%
Campbell, Kenton and Boone Counties, Sanitation District No. 1, (NPFG), 4.375%, 8/1/35	$500	$520,985
Campbell, Kenton and Boone Counties, Sanitation District No. 1, (NPFG), 5.00%, 8/1/37	1,000	1,139,190
Louisville and Jefferson County, Metropolitan Sewer District and Drainage System, (FGIC), (NPFG), 5.00%, 5/15/38	750	804,300
Owensboro, (AGC), 5.00%, 9/15/26	500	566,600
Owensboro, (AGC), 5.00%, 9/15/27	290	327,244
Owensboro, (AGC), 5.00%, 9/15/31	225	249,226

		$3,607,545

Lease Revenue / Certificates of Participation — 9.4%
Fayette County, School District Finance Corp., 4.00%, 4/1/25	$400	$448,596
Jefferson County, (Capital Projects Corp.), 0.00%, 8/15/15	2,700	2,612,169
Kentucky Asset/Liability Commission, Federal Highway Trust Fund, 5.00%, 9/1/22	1,000	1,222,840
Kentucky Property and Buildings Commission, 5.50%, 11/1/28	750	870,142

		$5,153,747

Other Revenue — 0.9%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$4,200	$302,652

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$7,595	$212,280

		$514,932

Special Tax Revenue — 1.2%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$70	$78,709
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	75	84,313
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	125	130,639
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	384,436

		$678,097

Transportation — 4.2%
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/28	$500	$566,425
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/29	1,000	1,152,380
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/32	500	595,150

		$2,313,955

Water and Sewer — 3.2%
Louisville & Jefferson County Metropolitan Sewer District, 5.00%, 5/15/27	$500	$598,340
Louisville & Jefferson County Metropolitan Sewer District, 5.00%, 5/15/34	1,000	1,158,480

		$1,756,820

Total Tax-Exempt Investments — 97.1% (identified cost $48,938,151)		$53,391,905

Other Assets, Less Liabilities — 2.9%		$1,579,279

Net Assets — 100.0%		$54,971,184

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

42	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

The Fund invests primarily in debt securities issued by Kentucky municipalities. In addition, 11.9% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 49.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 22.9% of total investments.

43	See Notes to Financial Statements.

Eaton Vance

Maryland Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 101.5%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 1.5%
Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,250	$1,257,125

		$1,257,125

Education — 13.4%
Maryland Health and Higher Educational Facilities Authority, (Goucher College), 5.00%, 7/1/34	$1,000	$1,130,510
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins University), 5.00%, 7/1/37	2,000	2,359,840
Maryland Health and Higher Educational Facilities Authority, (Loyola College), 4.75%, 10/1/33	2,160	2,262,362
Maryland Health and Higher Educational Facilities Authority, (Loyola College), 5.125%, 10/1/45	1,000	1,049,910
Maryland Health and Higher Educational Facilities Authority, (Maryland Institute College of Art), 5.00%, 6/1/36	1,500	1,588,500
Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38(1)	400	159,992
Maryland Industrial Development Financing Authority, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000	1,048,760
University of Maryland, Auxiliary Facility and Tuition Revenue, 5.00%, 4/1/28	1,425	1,721,258

		$11,321,132

Escrowed / Prerefunded — 2.5%
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Hospital), Prerefunded to 11/15/13, 5.125%, 11/15/34	$2,000	$2,115,900

		$2,115,900

General Obligations — 14.9%
Anne Arundel County, Water and Sewer Construction, 4.50%, 4/1/29	$1,140	$1,265,958
Baltimore County, (Metropolitan District), 5.00%, 2/1/31	2,000	2,290,160
Maryland, 5.00%, 11/1/19	2,000	2,521,620
Montgomery County, 5.00%, 5/1/23	1,000	1,171,100
Montgomery County, 5.00%, 5/1/25	1,500	1,738,155
Prince George’s County Housing Authority, 5.00%, 7/15/23	2,235	2,632,249
Puerto Rico, 0.00%, 7/1/16	1,100	978,010

		$12,597,252

Security	Principal Amount (000’s omitted)	Value

Health Care – Miscellaneous — 2.2%
Maryland Health and Higher Educational Facilities Authority, (Board of Child Care), 5.375%, 7/1/32	$895	$896,405
Maryland Health and Higher Educational Facilities Authority, (Board of Child Care), 5.625%, 7/1/22	1,000	1,002,310

		$1,898,715

Hospital — 14.0%
Baltimore County, (Catholic Health Initiatives), 4.50%, 9/1/33	$780	$823,337
Maryland Health and Higher Educational Facilities Authority, (Anne Arundel Health Care Services, Inc.), 5.00%, 7/1/32	1,000	1,089,470
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 7/1/33	1,000	1,174,300
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/40	2,000	2,214,500
Maryland Health and Higher Educational Facilities Authority, (Medstar Health, Inc.), 5.25%, 5/15/46	1,475	1,547,363
Maryland Health and Higher Educational Facilities Authority, (Mercy Medical Center), 5.00%, 7/1/31	1,000	1,098,940
Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/36	1,280	1,351,322
Maryland Health and Higher Educational Facilities Authority, (University of Maryland Medical System), 5.00%, 7/1/41	1,630	1,692,885
Maryland Health and Higher Educational Facilities Authority, (Washington County Hospital), 5.75%, 1/1/38	750	800,370

		$11,792,487

Housing — 6.3%
Maryland Community Development Administration, (AMT), 5.10%, 9/1/37	$1,000	$1,043,010
Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(2)	1,170	1,219,433
Maryland Community Development Administration, MFMR, (AMT), 4.85%, 9/1/37	1,000	1,029,500
Maryland Community Development Administration, MFMR, (AMT), 4.85%, 9/1/47	1,965	2,016,974

		$5,308,917

Industrial Development Revenue — 2.4%
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	$865	$808,593
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	175	174,892

44	See Notes to Financial Statements.

Eaton Vance

Maryland Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Maryland Economic Development Corp., (Waste Management, Inc.), (AMT), 4.60%, 4/1/16	$1,000	$1,081,530

		$2,065,015

Insured – Education — 1.7%
Morgan State University, Academic and Auxiliary Facilities, (NPFG), 6.10%, 7/1/20	$1,200	$1,471,548

		$1,471,548

Insured – Escrowed / Prerefunded — 4.7%
Maryland Health and Higher Educational Facilities Authority, (Helix Health Issue), (AMBAC), Escrowed to Maturity, 5.00%, 7/1/27	$3,145	$3,960,813

		$3,960,813

Insured – Hospital — 5.3%
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/42	$740	$768,919

Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (AMBAC), 5.25%, 8/15/38	3,035	3,697,176

		$4,466,095

Insured – Special Tax Revenue — 2.5%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$550	$237,561
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	1,325	531,577
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	2,000	543,080
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	300	67,512
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/30	2,000	746,020

		$2,125,750

Insured – Transportation — 5.9%
Maryland Transportation Authority, (AGM), 5.00%, 7/1/28	$1,000	$1,085,770
Maryland Transportation Authority, (AGM), 5.00%, 7/1/36	1,500	1,670,010
Maryland Transportation Authority, (AGM), 5.00%, 7/1/41(2)	2,000	2,216,480

		$4,972,260

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer — 4.8%
Baltimore, (Wastewater Projects), (FGIC), (NPFG), 5.00%, 7/1/22	$1,000	$1,196,100
Baltimore, (Wastewater Projects), (NPFG), 5.65%, 7/1/20	2,000	2,367,760
Baltimore, (Water Projects), (FGIC), (NPFG), 5.125%, 7/1/42	500	501,760

		$4,065,620

Other Revenue — 1.7%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$15,520	$1,118,371
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	10,110	282,575

		$1,400,946

Senior Living / Life Care — 1.7%
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	$470	$544,307
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	375	385,939
Maryland Health and Higher Educational Facilities Authority, (Mercy Ridge), 4.75%, 7/1/34	500	512,880

		$1,443,126

Special Tax Revenue — 5.9%
Baltimore (Clipper Mill), 6.25%, 9/1/33	$743	$775,417
Baltimore (Strathdale Manor), 7.00%, 7/1/33	495	517,325
Montgomery County, Department of Liquor Control, 5.00%, 4/1/21	1,000	1,196,440
Montgomery County, Department of Liquor Control, 5.00%, 4/1/29	250	285,515
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(2)(3)	2,040	2,170,417

		$4,945,114

Transportation — 10.1%
Maryland State Department of Transportation, County Transportation, 5.00%, 2/15/23	$1,000	$1,171,800
Maryland Transportation Authority, 4.00%, 7/1/27	2,000	2,234,160
Maryland Transportation Authority, Baltimore-Washington International Airport, Parking Revenues, (AMT), 5.00%, 3/1/23	2,000	2,333,380

45	See Notes to Financial Statements.

Eaton Vance

Maryland Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Washington Metropolitan Area Transit Authority, 5.00%, 7/1/32	$2,500	$2,830,675

		$8,570,015

Total Tax – Exempt Investments — 101.5% (identified cost $79,804,164)		$85,777,830

Other Assets, Less Liabilities — (1.5)%		$(1,287,299)

Net Assets — 100.0%		$84,490,531

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 24.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 10.5% of total investments.

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $640,417.

46	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 99.2%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.2%
Missouri Environmental Improvement and Energy Resources Authority, 5.00%, 1/1/24	$675	$849,555
Missouri Environmental Improvement and Energy Resources Authority, 5.00%, 1/1/25	575	718,687
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 7.20%, 7/1/16	75	78,592
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control and Drinking Water, 5.00%, 7/1/30	1,000	1,253,170

		$2,900,004

Education — 6.0%
Curators University System Facilities Revenue, (University of Missouri), 5.00%, 11/1/33	$2,000	$2,302,840
Missouri State Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39	1,500	1,746,120
Missouri State Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	1,275	1,484,202

		$5,533,162

General Obligations — 13.6%
Belton School District No 124, (Direct Deposit Program), 4.00%, 3/1/28	$1,000	$1,081,730
Clay County, Public School District, 5.00%, 3/1/28	1,000	1,193,730
Columbia School District, 5.00%, 3/1/31	1,000	1,194,180
Independence School District, (Direct Deposit Program), 5.00%, 3/1/29	1,000	1,170,380
Independence School District, (Direct Deposit Program), 5.00%, 3/1/30	1,000	1,165,920
Jackson County, Reorganized School District No. 7, 5.00%, 3/1/28	1,000	1,131,840
Kansas City, 4.75%, 2/1/25	1,000	1,128,000
Marion County School District No. 60, (Direct Deposit Program), 5.00%, 3/1/30	1,000	1,211,460
Saint Louis County Pattonville School District R-3, 4.00%, 3/1/25	750	846,075
University City School District, (Direct Deposit Program), 5.00%, 2/15/26	750	880,350
Wentzville School District No. R-4, 0.00%, 3/1/28	3,000	1,438,230

		$12,441,895

Security	Principal Amount (000’s omitted)	Value

Hospital — 8.4%
Cape Girardeau County Industrial Development Authority, (Southeast Missouri Hospital Association), 5.00%, 6/1/36	$1,000	$1,020,890
Missouri State Health and Educational Facilities Authority, (Barnes Jewish Christian Hospital), 5.25%, 5/15/14	1,950	2,031,705
Missouri State Health and Educational Facilities Authority, (Children’s Mercy Hospital), 5.625%, 5/15/39	1,000	1,104,890
Missouri State Health and Educational Facilities Authority, (Freeman Health Systems), 5.25%, 2/15/18	450	450,837
Missouri State Health and Educational Facilities Authority, (Lake Regional Health System), 5.70%, 2/15/34	250	256,985
Missouri State Health and Educational Facilities Authority, (SSM Healthcare), 5.00%, 6/1/36	1,000	1,078,810
Saline County Industrial Development Authority, (John Fitzgibbon Memorial Hospital), 5.60%, 12/1/28	500	525,830
West Plains Industrial Development Authority, (Ozarks Medical Center), 5.65%, 11/15/22	1,175	1,175,764

		$7,645,711

Housing — 2.5%
Jefferson County Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	$820	$820,632
Missouri Housing Development Commission, (AMT), 5.05%, 1/1/24	505	511,368
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 4.50%, 9/1/29	185	199,014
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 4.70%, 3/1/35	545	569,754
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 5.00%, 9/1/37	145	149,164

		$2,249,932

Industrial Development Revenue — 2.0%
Missouri Development Finance Authority, Solid Waste Disposal, (Procter & Gamble Paper Products), (AMT), 5.20%, 3/15/29	$1,480	$1,854,558

		$1,854,558

Insured-Education — 1.2%
Missouri State University Auxiliary Enterprise System, (XLCA), 5.00%, 4/1/25	$1,000	$1,105,550

		$1,105,550

47	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 9.6%
Missouri Environmental Improvement and Energy Resources Authority, (Union Electric), (AMBAC), (AMT), 5.45%, 10/1/28	$2,250	$2,252,272
Missouri Joint Municipal Electric Utility Commission, (Prairie State Project), (AMBAC), (BHAC), 5.00%, 1/1/32	1,500	1,700,205
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	390	420,346
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	455	493,143
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	1,375	1,503,411
Springfield Public Utility, (BHAC), (FGIC), 4.50%, 8/1/36	2,275	2,394,574

		$8,763,951

Insured – Escrowed / Prerefunded — 3.3%
Missouri State Health and Educational Facilities Authority, (Lester Cox Medical Center), (NPFG), Escrowed to Maturity, 0.00%, 9/1/20	$3,590	$2,991,691

		$2,991,691

Insured – General Obligations — 7.6%
Jackson County, Consolidated School District No. 002, (Missouri Direct Deposit), (NPFG), 5.00%, 3/1/27	$1,200	$1,295,052
Kansas City, (NPFG), 5.00%, 2/1/27	1,000	1,149,580
Platte County Reorganized School District No. R-3, (AGM), 5.00%, 3/1/25	1,000	1,108,930
Saint Charles County, Francis Howell School District, (FGIC), (NPFG), 0.00%, 3/1/16	1,000	961,730
Saint Charles County, Francis Howell School District, (FGIC), (NPFG), 5.25%, 3/1/21	1,000	1,278,950
Springfield, School District No. R-12, (AGM), 5.25%, 3/1/25	1,000	1,136,600

		$6,930,842

Insured – Hospital — 5.6%
Missouri State Health and Educational Facilities Authority, (Lester Cox Medical Center), (NPFG), 0.00%, 9/1/20	$4,000	$3,061,120
Missouri State Health and Educational Facilities Authority, (St. Luke’s Health System), (AGM), 5.50%, 11/15/28	1,850	2,092,664

		$5,153,784

Insured – Industrial Development Revenue — 0.8%
Missouri Environmental Improvement and Energy Resources Authority, (Missouri-American Water Co.), (AMBAC), (AMT), 4.60%, 12/1/36	$755	$752,108

		$752,108

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 4.9%
Jackson County, Leasehold Revenue, (Truman Sports), (AMBAC), 0.00%, 12/1/20	$1,000	$750,830

Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/26	2,270	1,308,542
Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/30	2,105	986,908
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	1,000	1,390,570

		$4,436,850

Insured – Special Tax Revenue — 5.7%
Bi-State Development Agency, Missouri and Illinois Metropolitan District, (Saint Clair County Metrolink), (AGM), 5.25%, 7/1/28	$2,350	$3,003,864
Kansas City, Special Obligations, (AGC), 5.00%, 3/1/28	1,000	1,110,620
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	4,000	1,086,160

		$5,200,644

Insured – Transportation — 5.0%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	$2,060	$2,409,932
Saint Louis Airport, (Lambert International Airport), (FGIC), (NPFG), (AMT), 6.00%, 7/1/14	910	978,851
Saint Louis Airport, (Lambert International Airport), (NPFG), 5.50%, 7/1/30	1,000	1,184,940

		$4,573,723

Insured – Water and Sewer — 1.2%
Metropolitan Saint Louis Sewer District, (NPFG), 5.00%, 5/1/36	$1,000	$1,136,640

		$1,136,640

Other Revenue — 3.0%
Missouri Development Finance Board Cultural Facilities Revenue, (Kauffman Center), 4.75%, 6/1/37	$2,500	$2,713,575

		$2,713,575

Senior Living / Life Care — 3.6%
Lees Summit Industrial Development Authority, Health Facility, (John Knox Village), 5.125%, 8/15/32	$925	$927,581
Missouri State Health and Educational Facilities Authority, (Lutheran Senior Services), 5.125%, 2/1/27	1,300	1,334,281

48	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Saint Louis County Industrial Development Authority, Series A, (Friendship Village West County), 5.50%, 9/1/28	$1,000	$1,031,910

		$3,293,772

Special Tax Revenue — 4.9%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$270	$303,591
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	295	331,633
Kansas City, Tax Increment Revenue, (Maincor Projects), Series A, 5.25%, 3/1/18	600	631,554
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	6,185	489,295
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/40	1,150	1,281,066
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,350	1,436,305

		$4,473,444

Transportation — 2.5%
Missouri Highway and Transportation Commission, 5.00%, 5/1/19	$1,000	$1,153,260
Missouri Highway and Transportation Commission, 5.00%, 5/1/26	1,000	1,140,770

		$2,294,030

Water and Sewer — 4.6%
Kansas City, Sanitation Sewer System Revenue, 5.25%, 1/1/34	$1,200	$1,377,372
Kansas City, Water Revenue, 5.25%, 12/1/32	1,465	1,700,850
Metropolitan St Louis Sewer District, 5.00%, 5/1/42	1,000	1,166,250

		$4,244,472

Total Tax-Exempt Investments — 99.2% (identified cost $81,845,741)		$90,690,338

Other Assets, Less Liabilities — 0.8%		$703,451

Net Assets — 100.0%		$91,393,789

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
GNMA	–	Government National Mortgage Association
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Missouri municipalities. In addition, 11.5% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 45.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 18.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,379,932.

49	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 105.0%

Security	Principal Amount (000’s omitted)	Value

Education — 11.1%
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/40	$1,500	$1,743,030
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	5,000	5,795,450
North Carolina Capital Facilities Finance Agency, (Wake Forest University), 5.00%, 1/1/38	2,400	2,684,448
University of North Carolina at Charlotte, 5.00%, 4/1/32	1,250	1,488,400
University of North Carolina at Greensboro, 3.75%, 4/1/32	1,435	1,475,166
University of North Carolina at Greensboro, 5.00%, 4/1/31	1,020	1,184,638

		$14,371,132

Electric Utilities — 4.8%
North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26	$1,500	$1,700,010
North Carolina Eastern Municipal Power Agency, 6.75%, 1/1/24	2,000	2,510,260
North Carolina Municipal Power Agency, (Catawba), 5.00%, 1/1/30	1,230	1,374,267
Puerto Rico Electric Power Authority, 5.50%, 7/1/38	625	668,444

		$6,252,981

Escrowed / Prerefunded — 2.7%
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series N, 0.00%, 7/1/17	$1,950	$1,696,188
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series O, 0.00%, 7/1/17	2,000	1,765,420

		$3,461,608

General Obligations — 0.8%
Charlotte, 5.00%, 7/1/29	$1,000	$1,031,950

		$1,031,950

Hospital — 16.7%
Charlotte-Mecklenburg Hospital Authority, 5.00%, 1/15/47(1)	$4,980	$5,285,125
North Carolina Medical Care Commission, (Duke University Health System), Series A, 5.00%, 6/1/42	2,295	2,534,368
North Carolina Medical Care Commission, (Mission Health System), 5.00%, 10/1/25	2,000	2,237,760
North Carolina Medical Care Commission, (Mission Health System), 5.00%, 10/1/36	825	896,354

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29	$3,100	$3,525,010
North Carolina Medical Care Commission, (Novant Health, Inc.), Series A, 4.75%, 11/1/43	2,000	2,131,500
North Carolina Medical Care Commission, (Rex Hospital, Inc.), Series A, 5.00%, 7/1/30	900	992,079
North Carolina Medical Care Commission, (Southeastern Regional Medical Center), 5.375%, 6/1/32	1,000	1,009,740
North Carolina Medical Care Commission, (University Health System), 6.25%, 12/1/33	2,500	2,934,100

		$21,546,036

Housing — 5.7%
Charlotte Housing Authority, (South Oaks Crossing Apartments), (AMT), 4.60%, 8/20/26	$1,430	$1,488,072
North Carolina Housing Finance Agency, (AMT), 4.80%, 1/1/37	2,120	2,159,496
North Carolina Housing Finance Agency, (AMT), 4.80%, 1/1/39	1,875	1,929,150
North Carolina Housing Finance Agency, (AMT), 4.85%, 7/1/38	845	869,378
North Carolina Housing Finance Agency, (AMT), 4.90%, 7/1/37	925	951,122

		$7,397,218

Industrial Development Revenue — 0.6%
Columbus County Industrial Facilities & Pollution Control Financing Authority, 5.70%, 5/1/34	$750	$832,905

		$832,905

Insured – Education — 1.6%
North Carolina Educational Facilities Finance Agency, (Johnson & Wales University), (XLCA), 5.00%, 4/1/33	$865	$870,830
University of North Carolina at Wilmington, (AGC), 5.00%, 10/1/33	1,050	1,168,734

		$2,039,564

Insured – Electric Utilities — 4.5%
Monroe, Combined Enterprise System Revenue, (AGC), 5.00%, 3/1/33	$1,950	$2,127,275
North Carolina Eastern Municipal Power Agency, (AGC), 6.00%, 1/1/19	1,000	1,144,280
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	1,740	1,885,864

50	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	$600	$650,718

		$5,808,137

Insured – Escrowed / Prerefunded — 2.7%
North Carolina Medical Care Commission, (WakeMed), (AGC), Prerefunded to 10/1/14, 5.625%, 10/1/38	$1,000	$1,109,510
North Carolina Medical Care Commission, (WakeMed), (AGC), Prerefunded to 10/1/14, 5.875%, 10/1/38	2,090	2,329,702

		$3,439,212

Insured – General Obligations — 0.7%
Puerto Rico, (NPFG), 5.50%, 7/1/20	$840	$934,718

		$934,718

Insured – Hospital — 5.9%
Johnston Memorial Hospital, (AGM), 15.793%, 10/1/36(2)(3)(4)	$1,675	$2,341,449
North Carolina Medical Care Commission, (Betsy Johnson), (AGM), 5.375%, 10/1/24	1,025	1,079,089
North Carolina Medical Care Commission, (Novant Health Obligated Group), (BHAC), (MBIA), 5.00%, 11/1/39	2,500	2,755,775
North Carolina Medical Care Commission, (Wilson Memorial Hospital), (AMBAC), 0.00%, 11/1/15	1,500	1,386,210

		$7,562,523

Insured – Lease Revenue / Certificates of Participation — 2.1%
Franklin County, Certificates of Participation, (NPFG), 5.00%, 9/1/27	$1,500	$1,659,990
Monroe, Certificates of Participation, (AGC), 5.50%, 3/1/39	1,000	1,108,940

		$2,768,930

Insured – Special Tax Revenue — 2.9%

Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	$550	$619,537
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	8,610	765,171
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	12,000	2,199,480
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	625	100,756

		$3,684,944

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 5.8%
Charlotte Airport, (NPFG), (AMT), 5.25%, 7/1/21	$500	$536,650
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	10,000	3,706,300
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.375%, 1/1/26	1,000	1,152,530
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(5)	1,800	2,105,766

		$7,501,246

Insured – Water and Sewer — 0.4%
Brunswick County, Enterprise System Water and Sewer Revenue, (AGM), 5.25%, 4/1/26	$500	$539,065

		$539,065

Lease Revenue / Certificates of Participation — 15.8%
Cabarrus County, Certificates of Participation, 5.00%, 6/1/29	$1,550	$1,729,443
Cabarrus County, Certificates of Participation, 5.25%, 6/1/28	1,400	1,589,294
Charlotte, (Government Facilities), 5.00%, 6/1/33	1,500	1,540,935
Durham Capital Financing Corp., 5.00%, 6/1/32	1,700	2,040,408
Durham County, Certificates of Participation, 5.00%, 6/1/31	1,000	1,118,430
Huntersville, 4.00%, 6/1/27	255	277,782
Huntersville, 4.00%, 6/1/28	500	540,880
Huntersville, 4.00%, 6/1/29	245	263,743
North Carolina Turnpike Authority, (Monroe Connector System), 5.00%, 7/1/31	1,000	1,180,940
North Carolina Turnpike Authority, (Monroe Connector System), 5.00%, 7/1/36	750	863,415
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/27	1,000	1,203,290
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/30	1,000	1,188,110
North Carolina, Capital Improvement Limited Obligation Bonds, 5.25%, 5/1/31	1,000	1,188,820
Raleigh, (Downtown Improvement Projects), 5.00%, 2/1/27	2,000	2,198,500
Wake County, 5.00%, 1/1/33	1,000	1,158,900
Wake County, 5.00%, 6/1/36	1,000	1,137,380
Watauga Public Facilities Corp., 5.00%, 6/1/27	1,000	1,178,590

		$20,398,860

51	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.7%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$13,560	$977,134
Durham County Industrial Facilities & Pollution Control Financing Authority, (Research Triangle Institute), 5.00%, 2/1/24	1,000	1,249,200
Durham County Industrial Facilities & Pollution Control Financing Authority, (Research Triangle Institute), 5.00%, 2/1/25	1,035	1,301,523

		$3,527,857

Senior Living / Life Care — 1.5%
North Carolina Medical Care Commission, (United Methodist), 5.50%, 10/1/32	$1,900	$1,936,518

		$1,936,518

Solid Waste — 0.9%
Mecklenburg County, Special Obligation, 5.00%, 1/1/26	$1,000	$1,188,220

		$1,188,220

Special Tax Revenue — 3.2%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$8,510	$673,226
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(5)	2,620	2,787,496
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	545	644,670

		$4,105,392

Transportation — 2.6%
Charlotte Airport, 5.50%, 7/1/34	$500	$582,300
Charlotte Airport, (AMT), 5.00%, 7/1/36	500	545,620
Charlotte Airport, (AMT), 5.375%, 7/1/28	1,000	1,158,990
North Carolina Ports Authority, 5.25%, 2/1/40	1,000	1,113,690

		$3,400,600

Water and Sewer — 9.3%
Cape Fear Public Utility Authority, Water and Sewer System, 5.00%, 8/1/35	$2,495	$2,912,039
Cary, Combined Enterprise System Revenue, 5.00%, 12/1/33	2,000	2,307,040
Charlotte, Water and Sewer, 5.00%, 7/1/34	1,000	1,151,030
Charlotte, Water and Sewer, 5.00%, 7/1/38	1,800	2,066,508
Winston-Salem, Water and Sewer System, 5.00%, 6/1/34	1,000	1,183,320

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Winston-Salem, Water and Sewer System, 5.00%, 6/1/39	$2,000	$2,339,160

		$11,959,097

Total Tax-Exempt Investments — 105.0% (identified cost $120,331,854)		$135,688,713

Other Assets, Less Liabilities — (5.0)%		$(6,450,083)

Net Assets — 100.0%		$129,238,630

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.

FGIC	–	Financial Guaranty Insurance Company
MBIA	–	MBIA Insurance Corp. of Illinois
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by North Carolina municipalities. In addition, 13.8% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 25.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 11.8% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at August 31, 2012.

(3)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,025,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2012, the aggregate value of these securities is $2,341,449 or 1.8% of the Fund’s net assets.

(5)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $2,028,263.

52	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 105.6%
Security	Principal Amount (000’s omitted)	Value

Education — 7.5%
Forest Grove, (Pacific University), 6.375%, 5/1/39	$3,000	$3,140,520
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	2,000	2,335,820
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/25	1,000	1,053,780
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/31	500	550,360
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/34	1,000	1,101,460
Oregon Facilities Authority, (Reed College), 4.75%, 7/1/32	250	286,053
Oregon Facilities Authority, (Reed College), 5.00%, 7/1/29	250	294,497
Oregon Facilities Authority, (Reed College), 5.125%, 7/1/41	1,630	1,873,815
Oregon Health and Science University, 5.75%, 7/1/39	2,000	2,311,380

		$12,947,685

Electric Utilities — 1.5%
Eugene, Electric Utility System, 5.00%, 8/1/25	$945	$1,149,451
Port of Morrow, (Portland General Electric), 5.00%, 5/1/33	1,250	1,412,387

		$2,561,838

General Obligations — 37.6%
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/28	$1,500	$910,785
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/29	2,500	1,453,850
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/30	700	385,952
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/31	425	223,703
Clackamas County, School District No. 46, 0.00%, 6/15/32	2,230	1,114,688
Clackamas County, School District No. 46, 0.00%, 6/15/33	2,000	957,440
Clackamas County, School District No. 46, 0.00%, 6/15/39	10,370	3,794,798
Clackamas County, School District No. 86, 4.00%, 6/15/25	650	735,443
Deschutes and Jefferson Counties, School District No. 2J, 0.00%, 6/15/25	460	317,943
Deschutes and Jefferson Counties, School District No. 2J, 0.00%, 6/15/27	3,175	2,010,092
Deschutes and Jefferson Counties, School District No. 2J, 0.00%, 6/15/31	3,970	2,089,649
Jackson County, School District No. 549C, 5.00%, 6/15/33(1)	8,000	8,963,760

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Keizer, (Keizer Station Area A Improvement District), 5.20%, 6/1/31	$1,710	$1,879,649
Lane and Douglas Counties, School District No. 45J3, 5.00%, 6/15/24	1,785	2,220,629
Lane and Douglas Counties, School District No. 45J3, 5.00%, 6/15/25	1,445	1,785,326
Metro Regional Center, 4.00%, 6/1/26	3,390	3,865,583
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/29	1,000	564,510
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/30	1,215	655,991
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/33	1,000	476,770
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/34	1,365	623,996
Multnomah County School District No. 40, 0.00%, 6/15/24	1,640	1,165,400
Multnomah County School District No. 40, 0.00%, 6/15/32	1,720	828,902
Oregon Elderly and Disabled Housing, (AMT), 5.65%, 8/1/26	3,555	3,560,581
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/31	1,575	829,017
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/32	4,000	1,999,440
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/33	5,820	2,786,150
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/38	3,350	1,276,987
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 12/15/38	2,120	793,156
Portland Housing Authority, (Pearl Court LP), (AMT), 4.50%, 1/1/22	1,325	1,397,146
Portland Housing Authority, (Pearl Court LP), (AMT), 4.625%, 1/1/27	1,280	1,333,453
Portland Housing Authority, (Yards Union Station Project), (AMT), 4.75%, 5/1/22	465	495,062
Portland Housing Authority, (Yards Union Station Project), (AMT), 4.85%, 5/1/29	2,740	2,851,710
Salem-Keizer, School District No. 24J, 0.00%, 6/15/30	12,660	7,004,651
Washington County, Forest Grove School District No. 15, 0.00%, 6/15/26	1,975	1,298,247
Washington County, School District No. 13, 0.00%, 6/15/19	665	592,202
Washington County, School District No. 13, 0.00%, 6/15/20	350	301,718
Washington County, School District No. 13, 0.00%, 6/15/27	1,535	1,016,723

		$64,561,102

53	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital — 5.5%
Deschutes County Hospital Facilities Authority, (Cascade Healthcare Community), 8.25%, 1/1/38	$2,500	$3,242,550
Hood River County Health Facilities Authority, Elderly Housing, (Down Manor), 6.50%, 1/1/17	2,105	2,113,294

Oregon State Facilities Authority, (Legacy Health System), 5.00%, 3/15/30	3,685	4,057,406

		$9,413,250

Housing — 7.5%
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	$755	$755,302
Oregon Housing and Community Services Department, (AMT), 4.85%, 7/1/37	2,395	2,463,138
Oregon Housing and Community Services Department, (AMT), 5.15%, 7/1/42	5,000	5,293,600
Oregon Housing and Community Services Department, (AMT), 5.40%, 7/1/27	2,450	2,550,058
Oregon Housing and Community Services Department, SFMR, (AMT), 4.75%, 7/1/36	930	948,712
Oregon Housing and Community Services Department, SFMR, (AMT), 5.00%, 1/1/25	925	973,479

		$12,984,289

Insured – Education — 2.3%
Oregon Health and Science University, (NPFG), 0.00%, 7/1/21	$5,300	$3,995,246

		$3,995,246

Insured – Electric Utilities — 2.8%
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	$1,715	$1,848,444
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	2,760	2,991,371

		$4,839,815

Insured – General Obligations — 5.7%
Beaverton, School District, (AGC), 5.125%, 6/1/36	$715	$859,759
Clackamas and Washington Counties, School District No. 3, (FGIC), (NPFG), 0.00%, 6/15/23	1,365	1,031,121
Linn County, Lebanon Community School District No. 9, (FGIC), (NPFG), 5.50%, 6/15/30	4,000	5,542,600
Newport, (AGC), 0.00%, 6/1/28	1,000	602,310
Newport, (AGC), 0.00%, 6/1/29	1,225	706,261
Washington, Multnomah and Yamhill Counties, School District No. 1J, (NPFG), 0.00%, 6/15/26	1,740	984,214

		$9,726,265

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 2.9%
Deschutes County Hospital Facilities Authority, (Cascade Healthcare Community), (AMBAC), 5.375%, 1/1/35	$1,415	$1,541,911
Medford, Hospital Facilities Authority, (Asante Health System), (AGM), 5.50%, 8/15/28	3,000	3,526,110

		$5,068,021

Insured – Special Tax Revenue — 5.4%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$560	$241,881
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	450	101,268
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	12,100	1,738,286
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	1,015	1,143,326
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	20,000	3,276,000
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	29,650	2,634,995
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,255	202,319

		$9,338,075

Insured – Transportation — 3.7%
Jackson County, Airport, (XLCA), 5.25%, 12/1/32	$315	$333,844
Jackson County, Airport, (XLCA), 5.25%, 12/1/37	1,685	1,778,433
Jackson County, Airport, (XLCA), (AMT), 5.25%, 12/1/23	1,930	2,138,305
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	1,800	2,105,766

		$6,356,348

Other Revenue — 6.8%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$20,255	$1,459,576
Oregon State Department of Administrative Services, 5.00%, 4/1/28(1)(2)	8,740	10,194,161

		$11,653,737

Special Tax Revenue — 7.3%
Lane Community College, 5.00%, 6/15/24	$1,250	$1,555,062
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	12,970	1,026,057
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	5,220	5,553,715
Tri-County Metropolitan Transportation District, 5.00%, 9/1/37	3,000	3,522,150

54	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	$755	$893,074

		$12,550,058

Transportation — 3.6%
Port of Portland, Portland International Airport, 5.00%, 7/1/29	$4,000	$4,439,720
Redmond Airport Revenue, 5.50%, 6/1/24	215	235,496
Redmond Airport Revenue, 5.75%, 6/1/27	200	219,150
Redmond Airport Revenue, 6.00%, 6/1/34	550	602,882
Redmond Airport Revenue, 6.25%, 6/1/39	600	663,282

		$6,160,530

Water and Sewer — 5.5%
Portland, Water System, 5.00%, 5/1/35	$1,865	$2,176,380
Tigard, Washington County, Water System, 5.00%, 8/1/37	4,550	5,289,421
Washington County, Clean Water Services, 4.75%, 10/1/27	1,710	1,964,055

		$9,429,856

Total Tax-Exempt Municipal Securities — 105.6% (identified cost $161,851,486)		$181,586,115

Taxable Municipal Securities — 3.6%

Security	Principal Amount (000’s omitted)	Value

Utilities — 2.9%
Port of Morrow, Transmission Facilities, (Bonneville Cooperation Project 1), 3.675%, 9/1/42	$5,000	$4,986,450

		$4,986,450

Water and Sewer — 0.7%
Washington County, Clean Water Services, 5.701%, 10/1/30(3)	$1,000	$1,247,570

		$1,247,570

Total Taxable Municipal Securities — 3.6% (identified cost $6,167,841)		$6,234,020

Total Investments — 109.2% (identified cost $168,019,327)		$187,820,135

Other Assets, Less Liabilities — (9.2)%		$(15,900,970)

Net Assets — 100.0%		$171,919,165

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Oregon municipalities. In addition, 14.1% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 20.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 8.8% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $6,483,642.

(3)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

55	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 106.2%

Security	Principal Amount (000’s omitted)	Value

Education — 4.1%
College of Charleston, Academic and Administrative Facilities, 5.00%, 4/1/37	$4,195	$4,709,181
University of South Carolina, Higher Education Facilities, 5.00%, 5/1/29	1,345	1,614,847

		$6,324,028

Electric Utilities — 6.3%
South Carolina Public Service Authority, (Santee Cooper), 5.375%, 1/1/28	$4,510	$5,460,347
South Carolina Public Service Authority, (Santee Cooper), 5.50%, 1/1/38	3,560	4,196,457

		$9,656,804

General Obligations — 13.9%
Charleston County, 4.00%, 11/1/29	$3,000	$3,354,780
Charleston County, 5.00%, 11/1/25	2,255	2,818,976
Charleston County School District, 4.00%, 2/1/24	5,000	5,855,700
South Carolina, 3.25%, 8/1/30	1,760	1,788,195
South Carolina, (Air Carrier Hub Terminal A), 1.00%, 4/1/25	4,275	3,527,644
South Carolina, (Coastal Carolina University), 2.50%, 4/1/30	3,850	3,972,430

		$21,317,725

Hospital — 20.5%
Florence County, (McLeod Regional Medical Center Project), 5.00%, 11/1/37	$1,000	$1,094,180
Greenville Hospital System Board, 5.00%, 5/1/29	3,000	3,375,390
Greenwood County, 5.375%, 10/1/39	3,835	4,183,256
Greenwood County, (Self Regional Healthcare), 4.00%, 10/1/21	1,500	1,634,280
Greenwood County, (Self Regional Healthcare), 5.00%, 10/1/22	450	523,328
Lexington County, (Health Services District, Inc.), 5.00%, 11/1/27	3,615	4,014,241
Lexington County, (Health Services District, Inc.), 5.00%, 11/1/32	1,160	1,262,985
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.50%, 2/1/24	1,640	1,635,687
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.50%, 2/1/25	2,340	2,333,167
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.625%, 2/1/26	2,090	2,091,212
South Carolina Jobs Economic Development Authority, (Health Services), 5.75%, 8/1/39	3,420	3,814,463

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
South Carolina Jobs Economic Development Authority, (Kershaw County Medical Center Project), 6.00%, 9/15/38	$3,380	$3,748,014
Spartanburg County Regional Health Services District, 5.00%, 4/15/37	1,500	1,668,810

		$31,379,013

Industrial Development Revenue — 1.9%
Richland County, (International Paper Co.), (AMT), 5.95%, 9/1/31	$1,500	$1,505,040
Richland County, (International Paper Co.), (AMT), 6.10%, 4/1/23	1,400	1,448,440

		$2,953,480

Insured – Electric Utilities — 9.8%
Piedmont Municipal Power Agency, (AGC), (AMBAC), 0.00%, 1/1/32	$9,410	$4,130,143
Piedmont Municipal Power Agency, (AMBAC), 0.00%, 1/1/29	5,000	2,529,800
Piedmont Municipal Power Agency, (FGIC), (NPFG), 0.00%, 1/1/23	2,090	1,431,650
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	1,420	1,530,490
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/32	1,350	1,462,347

Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	2,375	2,574,096
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	950	1,030,304
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	330	360,819

		$15,049,649

Insured – General Obligations — 1.2%
Berkeley County, (AGM), 2.00%, 9/1/25	$240	$229,464
Berkeley County, School District, (AGM), 2.75%, 1/15/22	1,530	1,530,750

		$1,760,214

Insured – Lease Revenue / Certificates of Participation — 2.9%
Scago Educational Facilities Corp., Pickens School District, (AGM), 4.50%, 12/1/28	$3,210	$3,382,955
St. Peters Parish-Jasper County Public Facilities Corp., (County Office Buildings Projects), (AGM), 5.00%, 4/1/31	1,000	1,107,620

		$4,490,575

56	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.3%
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	$3,390	$301,269
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,255	202,319

		$503,588

Insured – Transportation — 2.8%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	$2,700	$3,158,649
Richland-Lexington Airport District, (Columbia Metropolitan Airport), (AGC), (AMT), 5.00%, 1/1/21	1,095	1,167,336

		$4,325,985

Insured – Utilities — 2.9%
Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/27	$1,000	$1,330,020
Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/32	2,000	2,746,060
South Carolina Jobs Economic Development Authority, (South Carolina Electric and Gas Co.), (AMBAC), 5.20%, 11/1/27	385	387,487

		$4,463,567

Insured – Water and Sewer — 4.8%
Greenwood, Metropolitan District Sewer System, (AGM), 14.971%, 10/1/30(3)(4)(5)	$1,875	$2,727,525
Lexington, Waterworks and Sewer Revenue, (AGC), 5.00%, 1/15/35	2,025	2,286,022
Sumter, Waterworks and Sewer System, (XLCA), 4.50%, 12/1/32	2,155	2,296,282

		$7,309,829

Lease Revenue / Certificates of Participation — 12.6%
Berkeley County, School District, 5.125%, 12/1/30	$2,350	$2,528,788
Charleston Educational Excellence Financing Corp., 5.25%, 12/1/22	320	360,614
Dorchester County, School District No. 2, 5.25%, 12/1/29	2,500	2,707,575
Greenville County, School District, 5.00%, 12/1/24(1)	3,000	3,474,300
Laurens County, School District, 5.25%, 12/1/30	4,645	4,866,938
Lexington One, School Facilities Corp., 5.25%, 12/1/27	1,470	1,641,461
Lexington One, School Facilities Corp., 5.25%, 12/1/29	1,665	1,842,439
Lexington One, School Facilities Corp., 5.25%, 12/1/30	495	547,752
Newberry County, School District, 5.25%, 12/1/25	1,320	1,393,432

		$19,363,299

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 1.0%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$21,465	$1,546,768

		$1,546,768

Special Tax Revenue — 5.5%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$23,870	$1,888,356
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	5,220	5,553,714
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	810	958,133

		$8,400,203

Student Loan — 1.7%
South Carolina Education Assistance Authority, 5.10%, 10/1/29	$2,355	$2,607,409

		$2,607,409

Transportation — 2.8%
South Carolina Ports Authority, 5.25%, 7/1/40	$3,725	$4,196,622

		$4,196,622

Water and Sewer — 11.2%
Charleston, Waterworks and Sewer Revenue, 5.00%, 1/1/29	$1,000	$1,203,240
Charleston, Waterworks and Sewer Revenue, 5.00%, 1/1/30	1,000	1,195,700
Charleston, Waterworks and Sewer Revenue, 5.00%, 1/1/35	3,000	3,503,190
Columbia, Waterworks and Sewer Revenue, 5.00%, 2/1/40(1)(2)	7,500	8,622,300
North Charleston Sewer District, 2.00%, 1/1/29	1,000	906,160
North Charleston Sewer District, 2.00%, 1/1/30	1,000	897,780
North Charleston Sewer District, 2.00%, 1/1/31	1,000	887,880

		$17,216,250

Total Tax-Exempt Investments — 106.2% (identified cost $146,066,519)		$162,865,008

Other Assets, Less Liabilities — (6.2)%		$(9,533,116)

Net Assets — 100.0%		$153,331,892

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

57	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by South Carolina municipalities. In addition, 12.8% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 23.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 7.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $6,444,664.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2012, the aggregate value of these securities is $2,727,525 or 1.8% of the Fund’s net assets.

(4)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,625,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(5)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at August 31, 2012.

58	See Notes to Financial Statements.

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 96.1%

Security	Principal Amount (000’s omitted)	Value

Education — 9.2%
Metropolitan Government of Nashville and Davidson County, (Vanderbilt University), Series A, 5.00%, 10/1/39	$1,425	$1,609,979
Metropolitan Government of Nashville and Davidson County, (Vanderbilt University), Series B, 5.00%, 10/1/39	1,000	1,129,810
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, (Belmont University), 5.00%, 11/1/28	350	382,095
Tennessee School Bond Authority, 5.00%, 5/1/39	1,500	1,684,320

		$4,806,204

Electric Utilities — 5.5%
Chattanooga, Electric Revenue, 5.00%, 9/1/33	$1,500	$1,703,130
Clarksville, Electric Revenue, 5.00%, 9/1/34	500	572,375
Metropolitan Government of Nashville and Davidson County, Series A, 5.00%, 5/15/36	500	581,715

		$2,857,220

General Obligations — 7.1%
Johnson City, 5.00%, 6/1/31	$350	$400,400
Tennessee, 4.00%, 8/1/25	1,000	1,153,600
Tennessee, 5.00%, 5/1/29	1,000	1,210,910
Williamson County, 3.25%, 4/1/17	850	950,572

		$3,715,482

Hospital — 15.6%
Chattanooga, Health, Educational and Housing Facilities Board, (Catholic Health Initiatives), 6.25%, 10/1/33	$500	$592,020
Johnson City, Health and Educational Facilities Board, 5.50%, 7/1/36	1,000	1,056,580
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	5,000	1,355,400
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	3,200	740,288
Knox County, Health, Educational and Housing Facilities Board, (East Tennessee Hospital), 5.75%, 7/1/33	500	507,295
Rutherford County, Health and Educational Facilities Board, (Ascension Health Care Group), 5.00%, 11/15/40	1,070	1,184,672
Shelby County, Health, Educational and Housing Facilities Board, (Methodist Le Bonheur Health), 5.00%, 5/1/42	1,000	1,086,570

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Shelby County, Health, Educational and Housing Facilities Board, (St. Jude Children’s Research Hospital), 5.00%, 7/1/31	$500	$548,725
Sullivan County, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	1,000	1,044,470

		$8,116,020

Housing — 3.9%
Tennessee Housing Development Agency, (AMT), 4.85%, 1/1/32	$445	$461,193
Tennessee Housing Development Agency, (AMT), 5.00%, 7/1/32	1,120	1,173,402
Tennessee Housing Development Agency, (AMT), 5.10%, 7/1/38	405	420,013

		$2,054,608

Industrial Development Revenue — 1.4%
Hardeman County, (Correctional Facilities Corp.), 7.75%, 8/1/17	$260	$260,073
Metropolitan Nashville Airport Authority, (Aero Nashville Project), 5.20%, 7/1/26	480	478,795

		$738,868

Insured – Education — 2.7%
Metropolitan Government of Nashville and Davidson County, (Meharry Medical College), (AMBAC), 6.00%, 12/1/19	$1,230	$1,414,193

		$1,414,193

Insured – Electric Utilities — 9.7%
Lawrenceburg, Electric Revenue, (NPFG), 6.625%, 7/1/18	$885	$1,039,680
Lawrenceburg, Public Building Authority, (Electric System-Public Works), (AMBAC), 5.00%, 7/1/26	600	709,956
Metropolitan Government of Nashville and Davidson County, (AMBAC), 5.00%, 5/15/29	1,000	1,062,610
Metropolitan Government of Nashville and Davidson County, (NPFG), 0.00%, 5/15/17	1,000	949,560
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/30	260	280,231

Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	450	487,723
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	170	184,370

59	See Notes to Financial Statements.

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$300	328,017

		$5,042,147

Insured – Escrowed / Prerefunded — 6.2%
Johnson City, Health and Educational Facilities Board, (Johnson City Medical Center), (NPFG), Prerefunded to 7/1/23, 5.125%, 7/1/25	$225	$225,779
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), (AGM), Prerefunded to 1/1/13, 5.00%, 1/1/26	825	838,282
West Wilson Utility District Waterworks, (NPFG), Prerefunded to 6/1/14, 5.00%, 6/1/34	2,000	2,165,160

		$3,229,221

Insured – General Obligations — 6.7%
Blount County, Public Building Authority, (AGC), 5.00%, 6/1/32	$500	$549,795
Franklin, Special School District, (AGM), 0.00%, 6/1/19	1,425	1,260,712
Franklin, Special School District, (AGM), 0.00%, 6/1/20	2,000	1,705,100

		$3,515,607

Insured – Hospital — 1.3%
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), (AGM), 5.00%, 1/1/26	$675	$679,300

		$679,300

Insured – Lease Revenue / Certificates of Participation — 1.3%
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$500	$695,285

		$695,285

Insured – Special Tax Revenue — 3.8%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	$3,000	$814,620
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	4,450	639,287
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	1,750	508,218

		$1,962,125

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 2.6%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	$560	$655,127
Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/32	640	687,194

		$1,342,321

Insured – Water and Sewer — 10.6%
Clarksville, Water, Sewer and Gas, (AGM), 5.25%, 2/1/18	$1,000	$1,213,180
Harpeth Valley Utilities District, Davidson and Williamson Counties, (FGIC), (NPFG), 5.00%, 9/1/35	1,000	1,089,070
Knox County, First Utility District, (NPFG), 5.00%, 12/1/25	875	996,161
Memphis, Sanitary Sewer System, (AGM), 4.75%, 7/1/24	1,000	1,063,830
Metropolitan Government of Nashville and Davidson County, Water System, (FGIC), (NPFG), 5.20%, 1/1/13	575	584,407
South Blount County, Utility District, Water Revenue, (AGM), 5.00%, 12/1/33	500	570,470

		$5,517,118

Other Revenue — 0.9%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$6,550	$471,993

		$471,993

Special Tax Revenue — 3.7%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$135	$151,795
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	145	163,006
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	3,975	314,462
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/40	680	757,500
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	170	180,868
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	384,436

		$1,952,067

Transportation — 3.9%
Memphis-Shelby County, Airport Authority, (AMT), 5.00%, 7/1/25	$500	$556,745
Memphis-Shelby County, Airport Authority, (AMT), 5.75%, 7/1/24	1,250	1,459,813

		$2,016,558

Total Tax-Exempt Investments — 96.1% (identified cost $46,179,066)		$50,126,337

Other Assets, Less Liabilities — 3.9%		$2,021,510

Net Assets — 100.0%		$52,147,847

60	See Notes to Financial Statements.

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Tennessee municipalities. In addition, 13.4% of the Fund’s net assets at August 31, 2012 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 46.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 18.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $375,127.

61	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2012

Portfolio of Investments

Tax-Exempt Investments — 102.3%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.1%
Virginia Resources Authority, Clean Water Revenue, 5.00%, 10/1/31	$1,000	$1,212,270

		$1,212,270

Education — 9.2%
Alexandria Industrial Development Authority, (Episcopal High School), 5.00%, 1/1/40	$1,700	$1,928,837
University of Virginia, 5.00%, 6/1/40	3,100	3,564,132
Virginia College Building Authority, 5.00%, 9/1/33	4,000	4,493,520
Virginia College Building Authority, 5.00%, 9/1/38	275	304,120

		$10,290,609

Electric Utilities — 3.4%
Chesterfield County Economic Development Authority, (Virginia Electric Power Co. Project), (AMT), 5.60%, 11/1/31	$1,500	$1,583,130
Puerto Rico Electric Power Authority, 5.25%, 7/1/25	2,015	2,220,570

		$3,803,700

Escrowed / Prerefunded — 3.0%
Albemarle County Industrial Development Authority, (Martha Jefferson Hospital), Prerefunded to 10/1/12, 5.25%, 10/1/35	$1,750	$1,757,368
Henrico County Economic Development Authority, (Bon Secours Health System, Inc.), Prerefunded to 11/15/12, 5.60%, 11/15/30	75	75,836
Prince William County Industrial Development Authority, (Potomac Hospital Corp.), Prerefunded to 10/1/13, 5.20%, 10/1/30	465	498,815
Prince William County Industrial Development Authority, (Potomac Hospital Corp.), Prerefunded to 10/1/13, 5.35%, 10/1/36	1,000	1,074,340

		$3,406,359

General Obligations — 9.5%
Loudoun County, 5.00%, 7/1/27	$2,820	$3,449,480
Peninsula Airport Commission, (City Guaranteed), (AMT), 5.50%, 7/15/21	1,390	1,407,014
Portsmouth, 4.75%, 7/15/25	500	578,790
Portsmouth, 5.25%, 7/15/25	675	811,775
Virginia, 5.00%, 6/1/31	2,000	2,431,900
Virginia Beach, 4.00%, 4/1/29	1,725	1,923,237

		$10,602,196

Security	Principal Amount (000’s omitted)	Value

Hospital — 17.3%
Fairfax County Industrial Development Authority, (Inova Health System Hospitals), 5.00%, 8/15/23(1)(2)	$5,000	$6,147,190
Fairfax County Industrial Development Authority, (Inova Health System Hospitals), 5.50%, 5/15/35	3,000	3,427,890
Fauquier County Industrial Development Authority, (Fauquier Hospital), 5.25%, 10/1/37	700	743,666
Henrico County Economic Development Authority, (Bon Secours Health System, Inc.), 5.60%, 11/15/30	795	798,848
Smyth County Industrial Development Authority, (Mountain States Health Alliance), 5.50%, 7/1/28	1,100	1,222,067
Virginia Small Business Financing Authority, (Sentara Healthcare), 5.00%, 11/1/40	1,950	2,154,067
Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/27	1,500	1,581,990
Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/37	1,605	1,672,587
Winchester Industrial Development Authority, (Valley Health System), 5.25%, 1/1/37	1,500	1,606,185

		$19,354,490

Housing — 5.8%
Fairfax County Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	$3,480	$3,587,636
Virginia Housing Development Authority, (AMT), 19.965%, 10/1/35(3)(4)(5)	1,000	1,311,550
Virginia Housing Development Authority, Series A1, (AMT), 5.10%, 10/1/35	1,500	1,580,880

		$6,480,066

Industrial Development Revenue — 1.5%
Norfolk Airport Authority, (AMT), 6.25%, 1/1/30	$1,615	$1,615,258

		$1,615,258

Insured – Education — 4.8%
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$4,155	$5,416,126

		$5,416,126

Insured – Electric Utilities — 2.9%
Halifax County Industrial Development Authority, (Old Dominion Electric Cooperation), (AMBAC), (AMT), 5.625%, 6/1/28	$2,000	$2,080,280

62	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)
Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	$1,000	$1,143,150

		$3,223,430

Insured – Hospital — 5.7%
Harrisonburg Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 5.00%, 8/15/46	$325	$345,017
Henrico County Industrial Development Authority, (Bon Secours Health System, Inc.), (NPFG), 6.25%, 8/15/20	1,500	1,775,115
Virginia Beach, (Virginia Beach Memorial Hospital), (AMBAC), 5.125%, 2/15/18	3,655	4,300,400

		$6,420,532

Insured – Lease Revenue / Certificates of Participation — 0.7%
Rappahannock Regional Jail Authority, (NPFG), 4.50%, 12/1/36	$785	$828,253

		$828,253

Insured – Special Tax Revenue — 0.4%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$1,020	$440,569

		$440,569

Insured – Transportation — 19.3%
Chesapeake Bay Bridge and Tunnel Commission, (General Resolution), (NPFG), 5.50%, 7/1/25	$5,000	$5,853,950
Metropolitan Washington, DC, Airport Authority System, (FGIC), (NPFG), (AMT), 5.00%, 10/1/33	950	964,734
Metropolitan Washington, DC, Airport Authority System, (FGIC), (NPFG), (AMT), 5.25%, 10/1/32	1,000	1,003,990
Norfolk Airport Authority, (AGM), 5.00%, 7/1/26	1,000	1,147,460
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	3,040	3,556,405
Puerto Rico Highway and Transportation Authority, (AMBAC), 5.50%, 7/1/29	1,600	1,774,304
Richmond Metropolitan Authority, (FGIC), (NPFG), 5.25%, 7/15/22	3,800	4,441,858
Virginia Port Authority, (AGM), (FGIC), (AMT), 5.00%, 7/1/36	2,825	2,861,358

		$21,604,059

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 1.5%
Washington County Industrial Development Authority, (Davenport & Co., LLC), 5.25%, 8/1/30	$1,500	$1,723,125

		$1,723,125

Other Revenue — 3.3%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$7,000	$504,420
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	14,980	418,691
Prince William County Industrial Development Authority, (Catholic Diocese Arlington), 5.50%, 10/1/33	1,250	1,287,737
Tobacco Settlement Financing Corp., 5.00%, 6/1/47	2,000	1,437,120

		$3,647,968

Senior Living / Life Care — 1.9%
Fairfax County Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	$1,085	$1,113,481
Virginia Beach Development Authority, (Westminster-Canterbury), 5.375%, 11/1/32	1,000	1,026,980

		$2,140,461

Special Tax Revenue — 0.8%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/38	$3,750	$864,000

		$864,000

Transportation — 2.5%
Metropolitan Washington, DC, Airport Authority System, (AMT), 5.375%, 10/1/29	$1,000	$1,121,390
Washington Metropolitan Area Transit Authority, 5.00%, 7/1/32	1,500	1,698,405

		$2,819,795

Water and Sewer — 7.7%
Hopewell Sewer System Revenue, 5.00%, 7/15/33	$1,000	$1,153,480
Fairfax County Water Authority, 5.25%, 4/1/27	2,795	3,847,178
Upper Occoquan Sewer Authority, 4.50%, 7/1/38	475	510,250

63	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Virginia Resources Authority, Infrastructure Revenue, 5.25%, 11/1/33	$2,710	$3,115,822

		$8,626,730

Total Tax-Exempt Investments — 102.3% (identified cost $101,561,397)		$114,519,996

Other Assets, Less Liabilities — (2.3)%		$(2,538,690)

Net Assets — 100.0%		$111,981,306

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2012, 33.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 17.7% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $4,853,595.

(3)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $4,000,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(4)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at August 31, 2012.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2012, the aggregate value of these securities is $1,311,550 or 1.2% of the Fund’s net assets.

64	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Assets and Liabilities

	August 31, 2012
Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Investments —
Identified cost	$48,781,391	$62,902,050	$67,827,522	$48,938,151
Unrealized appreciation	5,225,344	4,566,232	7,320,073	4,453,754
Investments, at value	$54,006,735	$67,468,282	$75,147,595	$53,391,905
Cash	$134,842	$31,737	$554,105	$977,825
Restricted cash*	38,000	250,000	375,000	215,000
Interest receivable	588,450	714,649	764,276	524,195
Receivable for investments sold	—	—	165,000	20,167
Receivable for Fund shares sold	79,976	79,003	23,494	17,389
Total assets	$54,848,003	$68,543,671	$77,029,470	$55,146,481
Liabilities
Payable for floating rate notes issued	$1,710,000	$600,000	$4,265,000	$—
Demand note payable	—	100,000	—	—
Payable for variation margin on open financial futures contracts	2,813	70,313	107,813	60,938
Payable for Fund shares redeemed	51,971	135,397	388,228	45,860
Distributions payable	55,910	32,030	75,126	24,627
Payable to affiliates:
Investment adviser fee	11,951	17,255	19,012	12,578
Distribution and service fees	10,583	16,849	16,409	10,889
Interest expense and fees payable	3,196	886	3,326	—
Accrued expenses	20,627	22,378	23,549	20,405
Total liabilities	$1,867,051	$995,108	$4,898,463	$175,297
Net Assets	$52,980,952	$67,548,563	$72,131,007	$54,971,184
Sources of Net Assets
Paid-in capital	$50,462,291	$70,673,405	$76,641,322	$54,067,082
Accumulated net realized loss	(2,645,775)	(7,534,102)	(11,563,684)	(3,449,148)
Accumulated undistributed (distributions in excess of) net investment income	(55,910)	(32,030)	(75,126)	7,779
Net unrealized appreciation	5,220,346	4,441,290	7,128,495	4,345,471
Net Assets	$52,980,952	$67,548,563	$72,131,007	$54,971,184
Class A Shares
Net Assets	$42,461,400	$56,072,004	$50,235,811	$44,184,216
Shares Outstanding	4,238,041	6,055,151	5,668,058	4,924,080
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.02	$9.26	$8.86	$8.97
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.52	$9.72	$9.30	$9.42
Class B Shares
Net Assets	$1,303,582	$2,115,102	$2,157,109	$671,354
Shares Outstanding	118,286	212,623	227,773	69,300
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$11.02	$9.95	$9.47	$9.69
Class C Shares
Net Assets	$2,944,242	$6,925,979	$7,276,505	$3,695,574
Shares Outstanding	266,944	696,340	767,781	381,238
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$11.03	$9.95	$9.48	$9.69
Class I Shares
Net Assets	$6,271,728	$2,435,478	$12,461,582	$6,420,040
Shares Outstanding	625,662	263,209	1,402,040	715,484
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.02	$9.25	$8.89	$8.97

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

65	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Assets and Liabilities — continued

	August 31, 2012
Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
Investments —
Identified cost	$79,804,164	$81,845,741	$120,331,854	$168,019,327
Unrealized appreciation	5,973,666	8,844,597	15,356,859	19,800,808
Investments, at value	$85,777,830	$90,690,338	$135,688,713	$187,820,135
Cash	$1,711,177	$1,872,691	$2,915,056	$16,484
Restricted cash*	125,000	90,000	600,000	900,000
Interest receivable	919,922	998,590	1,491,201	1,407,110
Receivable for investments sold	35,014	90,000	—	3,411,954
Receivable for Fund shares sold	109,748	75,472	501,905	83,391
Total assets	$88,678,691	$93,817,091	$141,196,875	$193,639,074
Liabilities
Payable for floating rate notes issued	$3,810,000	$1,880,000	$9,935,000	$17,370,000
Demand note payable	—	—	—	3,100,000
Payable for investments purchased	—	—	1,110,233	376,250
Payable for variation margin on open financial futures contracts	35,625	30,984	187,500	281,250
Payable for Fund shares redeemed	188,689	399,386	494,407	276,919
Distributions payable	72,412	37,960	110,793	151,219
Payable to affiliates:
Investment adviser fee	23,593	25,464	39,764	54,996
Distribution and service fees	25,411	20,304	33,032	43,533
Interest expense and fees payable	5,893	4,479	17,785	34,204
Accrued expenses	26,537	24,725	29,731	31,538
Total liabilities	$4,188,160	$2,423,302	$11,958,245	$21,719,909
Net Assets	$84,490,531	$91,393,789	$129,238,630	$171,919,165
Sources of Net Assets
Paid-in capital	$88,697,186	$92,084,541	$124,367,841	$171,951,911
Accumulated net realized loss	(10,088,994)	(9,573,012)	(10,343,702)	(19,534,403)
Accumulated undistributed (distributions in excess of) net investment income	(28,023)	91,423	190,810	200,617
Net unrealized appreciation	5,910,362	8,790,837	15,023,681	19,301,040
Net Assets	$84,490,531	$91,393,789	$129,238,630	$171,919,165
Class A Shares
Net Assets	$62,305,601	$80,768,341	$87,572,814	$115,322,744
Shares Outstanding	6,612,994	8,215,182	9,241,481	12,055,790
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.42	$9.83	$9.48	$9.57

Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.89	$10.32	$9.95	$10.05
Class B Shares
Net Assets	$2,286,097	$1,935,960	$2,090,594	$5,926,516
Shares Outstanding	222,505	178,171	205,144	566,443
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.27	$10.87	$10.19	$10.46
Class C Shares
Net Assets	$16,094,068	$6,379,825	$21,401,675	$23,893,918
Shares Outstanding	1,565,924	587,720	2,099,521	2,281,255
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.28	$10.86	$10.19	$10.47
Class I Shares
Net Assets	$3,804,765	$2,309,663	$18,173,547	$26,775,987
Shares Outstanding	402,918	234,581	1,912,580	2,801,749
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.44	$9.85	$9.50	$9.56

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

66	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Assets and Liabilities — continued

	August 31, 2012
Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
Investments —
Identified cost	$146,066,519	$46,179,066	$101,561,397
Unrealized appreciation	16,798,489	3,947,271	12,958,599
Investments, at value	$162,865,008	$50,126,337	$114,519,996
Cash	$1,112,585	$1,927,137	$697,745
Restricted cash*	850,000	225,000	775,000
Interest receivable	1,661,905	492,319	1,367,918
Receivable for Fund shares sold	561,570	61,623	125,145
Total assets	$167,051,068	$52,832,416	$117,485,804
Liabilities
Payable for floating rate notes issued	$12,890,000	$280,000	$4,850,000
Payable for variation margin on open financial futures contracts	281,250	65,625	229,688
Payable for Fund shares redeemed	291,209	262,009	213,735
Distributions payable	125,781	29,451	120,130
Payable to affiliates:
Investment adviser fee	48,113	11,628	34,081
Distribution and service fees	42,525	15,620	23,363
Interest expense and fees payable	11,457	414	3,267
Accrued expenses	28,841	19,822	30,234
Total liabilities	$13,719,176	$684,569	$5,504,498
Net Assets	$153,331,892	$52,147,847	$111,981,306
Sources of Net Assets
Paid-in capital	$158,883,765	$55,521,862	$122,562,359
Accumulated net realized loss	(21,964,012)	(7,175,223)	(23,262,680)
Accumulated undistributed (distributions in excess of) net investment income	113,418	(29,451)	131,172
Net unrealized appreciation	16,298,721	3,830,659	12,550,455
Net Assets	$153,331,892	$52,147,847	$111,981,306
Class A Shares
Net Assets	$93,465,844	$40,317,543	$80,350,457
Shares Outstanding	9,647,516	4,490,401	9,500,893
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.69	$8.98	$8.46
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.17	$9.43	$8.88
Class B Shares
Net Assets	$3,909,115	$1,175,491	$2,817,017
Shares Outstanding	380,476	120,177	300,930
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.27	$9.78	$9.36
Class C Shares
Net Assets	$29,875,732	$9,864,487	$9,178,812
Shares Outstanding	2,906,787	1,009,190	979,955
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$10.28	$9.77	$9.37
Class I Shares
Net Assets	$26,081,201	$790,326	$19,635,020
Shares Outstanding	2,689,571	88,080	2,315,962
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.70	$8.97	$8.48

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

67	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Operations

	Year Ended August 31, 2012
Investment Income	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Interest	$2,490,283	$3,139,623	$3,328,632	$2,483,734
Total investment income	$2,490,283	$3,139,623	$3,328,632	$2,483,734

Expenses
Investment adviser fee	$144,420	$209,004	$215,712	$145,556
Distribution and service fees
Class A	85,622	112,805	97,811	93,211
Class B	13,799	23,347	23,470	8,326
Class C	25,360	63,522	68,553	28,017
Trustees’ fees and expenses	2,608	3,178	3,226	2,621
Custodian fee	40,067	46,156	46,603	40,300
Transfer and dividend disbursing agent fees	20,539	23,841	24,223	22,791
Legal and accounting services	48,086	41,080	47,442	41,990
Printing and postage	9,466	10,335	10,670	9,903

Registration fees	3,404	4,623	3,642	1,624
Interest expense and fees	13,802	6,336	37,668	—
Miscellaneous	15,795	21,167	17,128	16,351
Total expenses	$422,968	$565,394	$596,148	$410,690
Deduct —
Reduction of custodian fee	$337	$279	$778	$472
Total expense reductions	$337	$279	$778	$472

Net expenses	$422,631	$565,115	$595,370	$410,218

Net investment income	$2,067,652	$2,574,508	$2,733,262	$2,073,516

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$215,424	$(405,469)	$(170,646)	$340,039
Financial futures contracts	(352,939)	(964,889)	(1,567,834)	(892,460)
Swap contracts	(27,898)	(85,245)	(123,993)	(92,995)
Net realized loss	$(165,413)	$(1,455,603)	$(1,862,473)	$(645,416)
Change in unrealized appreciation (depreciation) —
Investments	$2,755,187	$4,056,598	$5,292,082	$2,970,455
Financial futures contracts	3,277	(250,300)	(169,217)	(133,237)
Swap contracts	(6,381)	(19,498)	(28,362)	(21,271)
Net change in unrealized appreciation (depreciation)	$2,752,083	$3,786,800	$5,094,503	$2,815,947

Net realized and unrealized gain	$2,586,670	$2,331,197	$3,232,030	$2,170,531

Net increase in net assets from operations	$4,654,322	$4,905,705	$5,965,292	$4,244,047

68	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Operations — continued

	Year Ended August 31, 2012
Investment Income	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
Interest	$3,824,605	$3,991,624	$6,006,773	$7,625,699
Total investment income	$3,824,605	$3,991,624	$6,006,773	$7,625,699

Expenses
Investment adviser fee	$266,381	$293,683	$429,903	$562,042
Distribution and service fees
Class A	121,986	156,490	160,644	212,657
Class B	27,241	21,707	22,039	62,800
Class C	130,383	51,757	154,228	191,284
Trustees’ fees and expenses	3,723	3,988	5,121	6,196
Custodian fee	50,666	54,024	64,557	75,738
Transfer and dividend disbursing agent fees	33,093	31,247	43,550	45,406
Legal and accounting services	53,749	42,523	48,518	45,720
Printing and postage	11,586	12,002	14,296	14,380
Registration fees	7,372	3,468	2,161	—
Interest expense and fees	30,659	18,834	79,531	138,302
Miscellaneous	17,228	19,903	20,390	24,865
Total expenses	$754,067	$709,626	$1,044,938	$1,379,390
Deduct —
Reduction of custodian fee	$1,213	$863	$555	$749
Total expense reductions	$1,213	$863	$555	$749

Net expenses	$752,854	$708,763	$1,044,383	$1,378,641

Net investment income	$3,071,751	$3,282,861	$4,962,390	$6,247,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$177,406	$415,808	$75,559	$45,988
Financial futures contracts	(369,032)	(518,753)	(2,267,115)	(2,942,101)
Swap contracts	—	(56,572)	—	—
Net realized loss	$(191,626)	$(159,517)	$(2,191,556)	$(2,896,113)
Change in unrealized appreciation (depreciation) —
Investments	$5,235,754	$6,107,419	$10,464,209	$17,584,005
Financial futures contracts	(64,716)	(41,922)	(280,698)	(434,462)
Swap contracts	—	(12,940)	—	—
Net change in unrealized appreciation (depreciation)	$5,171,038	$6,052,557	$10,183,511	$17,149,543

Net realized and unrealized gain	$4,979,412	$5,893,040	$7,991,955	$14,253,430

Net increase in net assets from operations	$8,051,163	$9,175,901	$12,954,345	$20,500,488

69	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Operations — continued

	Year Ended August 31, 2012
Investment Income	South Carolina Fund	Tennessee Fund	Virginia Fund
Interest	$7,128,875	$2,357,023	$5,707,668
Total investment income	$7,128,875	$2,357,023	$5,707,668

Expenses
Investment adviser fee	$539,920	$132,421	$416,826
Distribution and service fees
Class A	171,266	79,869	161,137
Class B	40,819	13,237	32,086
Class C	242,684	77,854	89,234
Trustees’ fees and expenses	6,113	2,489	4,942
Custodian fee	75,177	38,775	64,590
Transfer and dividend disbursing agent fees	37,709	18,916	43,033
Legal and accounting services	47,058	41,285	50,577
Printing and postage	13,704	8,958	15,207
Registration fees	2,313	3,550	4,741
Interest expense and fees	102,000	3,096	48,979
Miscellaneous	24,956	17,146	22,175
Total expenses	$1,303,719	$437,596	$953,527
Deduct —

Reduction of custodian fee	$752	$482	$742
Total expense reductions	$752	$482	$742

Net expenses	$1,302,967	$437,114	$952,785

Net investment income	$5,825,908	$1,919,909	$4,754,883

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,572,352	$474,603	$729,514
Financial futures contracts	(3,641,160)	(961,455)	(3,470,982)
Swap contracts	—	(77,495)	(76,721)
Net realized loss	$(68,808)	$(564,347)	$(2,818,189)
Change in unrealized appreciation (depreciation) —
Investments	$11,715,151	$3,018,574	$8,493,357
Financial futures contracts	(426,696)	(100,214)	(298,594)
Swap contracts	—	(17,726)	(17,549)
Net change in unrealized appreciation (depreciation)	$11,288,455	$2,900,634	$8,177,214

Net realized and unrealized gain	$11,219,647	$2,336,287	$5,359,025

Net increase in net assets from operations	$17,045,555	$4,256,196	$10,113,908

70	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$2,067,652	$2,574,508	$2,733,262	$2,073,516
Net realized loss from investment transactions, financial futures contracts and swap contracts	(165,413)	(1,455,603)	(1,862,473)	(645,416)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	2,752,083	3,786,800	5,094,503	2,815,947
Net increase in net assets from operations	$4,654,322	$4,905,705	$5,965,292	$4,244,047
Distributions to shareholders —
From net investment income
Class A	$(1,696,524)	$(2,167,591)	$(1,968,598)	$(1,840,021)
Class B	(46,882)	(76,265)	(81,722)	(28,205)
Class C	(85,396)	(206,787)	(236,521)	(93,671)
Class I	(240,703)	(84,824)	(420,851)	(108,709)
Tax return of capital
Class A	(2,602)	(24,799)	(13,832)	—
Class B	(72)	(873)	(574)	—
Class C	(131)	(2,366)	(1,662)	—
Class I	(369)	(970)	(2,957)	—
Total distributions to shareholders	$(2,072,679)	$(2,564,475)	$(2,726,717)	$(2,070,606)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,405,907	$3,926,704	$5,165,432	$2,665,217
Class B	179,061	162,225	35,901	5,887
Class C	629,944	1,131,393	1,507,686	1,384,183
Class I	1,051,205	731,465	5,813,005	5,879,325
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,190,511	1,824,453	1,325,223	1,533,493
Class B	34,769	66,607	62,711	21,991
Class C	37,611	175,977	174,252	82,640
Class I	65,474	80,215	98,104	105,837
Cost of shares redeemed
Class A	(5,546,154)	(10,133,428)	(8,122,829)	(9,628,817)
Class B	(210,151)	(330,307)	(228,734)	(142,777)
Class C	(289,092)	(1,018,722)	(1,749,565)	(334,906)
Class I	(292,177)	(189,344)	(3,112,172)	(143,863)
Net asset value of shares exchanged
Class A	455,804	590,963	918,692	340,159
Class B	(455,804)	(590,963)	(918,692)	(340,159)
Net increase (decrease) in net assets from Fund share transactions	$(1,743,092)	$(3,572,762)	$969,014	$1,428,210

Net increase (decrease) in net assets	$838,551	$(1,231,532)	$4,207,589	$3,601,651

Net Assets
At beginning of year	$52,142,401	$68,780,095	$67,923,418	$51,369,533
At end of year	$52,980,952	$67,548,563	$72,131,007	$54,971,184

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(55,910)	$(32,030)	$(75,126)	$7,779

71	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
From operations —
Net investment income	$3,071,751	$3,282,861	$4,962,390	$6,247,058
Net realized loss from investment transactions, financial futures contracts and swap contracts	(191,626)	(159,517)	(2,191,556)	(2,896,113)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	5,171,038	6,052,557	10,183,511	17,149,543
Net increase in net assets from operations	$8,051,163	$9,175,901	$12,954,345	$20,500,488
Distributions to shareholders —
From net investment income
Class A	$(2,394,197)	$(2,965,182)	$(3,506,762)	$(4,758,884)
Class B	(91,819)	(70,220)	(84,539)	(248,464)
Class C	(433,011)	(164,449)	(581,892)	(745,279)
Class I	(120,911)	(57,725)	(731,633)	(462,479)
Total distributions to shareholders	$(3,039,938)	$(3,257,576)	$(4,904,826)	$(6,215,106)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,154,111	$7,406,237	$14,070,575	$17,598,926
Class B	113,653	16,522	68,097	163,341
Class C	4,426,116	1,349,182	8,982,626	6,378,657
Class I	1,527,956	2,144,456	6,077,513	25,016,568
Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,702,678	2,420,763	2,851,882	3,828,354
Class B	73,119	59,626	73,429	182,121
Class C	286,368	118,712	469,205	621,073
Class I	46,130	50,104	125,470	175,656
Cost of shares redeemed
Class A	(6,402,958)	(11,168,213)	(9,434,303)	(16,785,177)
Class B	(351,001)	(484,250)	(428,990)	(1,079,123)
Class C	(934,168)	(247,485)	(2,647,806)	(1,904,917)
Class I	(397,245)	(755,705)	(3,674,048)	(2,560,738)
Net asset value of shares exchanged
Class A	1,236,328	437,315	335,733	908,691
Class B	(1,236,328)	(437,315)	(335,733)	(908,691)
Net increase in net assets from Fund share transactions	$4,244,759	$909,949	$16,533,650	$31,634,741

Net increase in net assets	$9,255,984	$6,828,274	$24,583,169	$45,920,123

Net Assets
At beginning of year	$75,234,547	$84,565,515	$104,655,461	$125,999,042
At end of year	$84,490,531	$91,393,789	$129,238,630	$171,919,165

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(28,023)	$91,423	$190,810	$200,617

72	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$5,825,908	$1,919,909	$4,754,883
Net realized loss from investment transactions, financial futures contracts and swap contracts	(68,808)	(564,347)	(2,818,189)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	11,288,455	2,900,634	8,177,214
Net increase in net assets from operations	$17,045,555	$4,256,196	$10,113,908
Distributions to shareholders —
From net investment income
Class A	$(3,635,807)	$(1,580,199)	$(3,406,619)
Class B	(151,571)	(45,024)	(117,891)
Class C	(889,585)	(260,926)	(327,085)
Class I	(1,101,095)	(21,820)	(860,483)
Tax return of capital
Class A	—	(3,037)	—
Class B	—	(87)	—
Class C	—	(501)	—
Class I	—	(42)	—
Total distributions to shareholders	$(5,778,058)	$(1,911,636)	$(4,712,078)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,264,082	$3,059,753	$6,531,953
Class B	117,211	60,948	107,163
Class C	9,002,545	2,841,248	958,408
Class I	6,703,754	769,319	4,530,258
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,119,914	1,261,376	2,628,859
Class B	137,695	36,073	103,650
Class C	687,766	188,189	255,595
Class I	198,717	20,821	76,833
Cost of shares redeemed
Class A	(9,807,733)	(6,107,895)	(13,760,086)
Class B	(715,406)	(171,883)	(322,179)
Class C	(4,109,112)	(1,065,200)	(2,187,620)
Class I	(7,063,569)	(125,586)	(4,374,645)
Net asset value of shares exchanged
Class A	571,083	454,415	1,002,962
Class B	(571,083)	(454,415)	(1,002,962)
Net increase (decrease) in net assets from Fund share transactions	$12,535,864	$767,163	$(5,451,811)

Net increase (decrease) in net assets	$23,803,361	$3,111,723	$(49,981)

Net Assets
At beginning of year	$129,528,531	$49,036,124	$112,031,287
At end of year	$153,331,892	$52,147,847	$111,981,306

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$113,418	$(29,451)	$131,172

73	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2011
Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$2,275,486	$2,890,415	$3,439,873	$2,208,588
Net realized loss from investment transactions, financial futures contracts and swap contracts	(694,893)	(1,626,497)	(1,138,089)	(386,277)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(1,760,287)	(695,152)	(2,636,891)	(1,296,780)
Net increase (decrease) in net assets from operations	$(179,694)	$568,766	$(335,107)	$525,531
Distributions to shareholders —
From net investment income
Class A	$(1,887,067)	$(2,537,016)	$(2,436,282)	$(2,048,557)
Class B	(86,684)	(99,812)	(160,925)	(69,047)
Class C	(90,752)	(212,447)	(331,454)	(79,745)
Class I	(208,005)	(22,028)	(426,236)	(7,750)
Total distributions to shareholders	$(2,272,508)	$(2,871,303)	$(3,354,897)	$(2,205,099)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,431,280	$3,978,867	$4,352,621	$6,083,910
Class B	74,953	572,653	234,798	169,720

Class C	710,557	2,105,582	1,262,031	503,549
Class I	1,821,595	1,760,543	3,349,548	513,669
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,124,964	1,722,123	1,511,708	1,543,358
Class B	51,520	80,014	84,568	47,539
Class C	38,234	122,983	201,086	55,676
Class I	22,387	20,122	25,604	5,255
Cost of shares redeemed
Class A	(8,924,097)	(10,006,737)	(14,430,067)	(8,836,114)
Class B	(1,113,272)	(273,267)	(775,110)	(521,165)
Class C	(1,104,919)	(1,693,684)	(3,657,373)	(283,769)
Class I	(706,782)	(42,183)	(2,482,711)	(12,988)
Net asset value of shares exchanged
Class A	1,132,198	742,984	1,375,460	1,119,557
Class B	(1,132,198)	(742,984)	(1,375,460)	(1,119,557)
Net decrease in net assets from Fund share transactions	$(5,573,580)	$(1,652,984)	$(10,323,297)	$(731,360)

Net decrease in net assets	$(8,025,782)	$(3,955,521)	$(14,013,301)	$(2,410,928)

Net Assets
At beginning of year	$60,168,183	$72,735,616	$81,936,719	$53,780,461
At end of year	$52,142,401	$68,780,095	$67,923,418	$51,369,533

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(59,086)	$(61,039)	$(94,148)	$7,782

74	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2011
Increase (Decrease) in Net Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
From operations —
Net investment income	$3,768,947	$3,769,251	$5,344,201	$6,722,729
Net realized loss from investment transactions, financial futures contracts and swap contracts	(1,014,425)	(1,493,782)	(2,602,701)	(2,180,386)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(3,094,718)	(3,215,050)	(5,035,633)	(8,225,194)
Net decrease in net assets from operations	$(340,196)	$(939,581)	$(2,294,133)	$(3,682,851)
Distributions to shareholders —
From net investment income
Class A	$(2,856,771)	$(3,443,213)	$(3,762,616)	$(5,451,567)
Class B	(167,290)	(116,487)	(133,113)	(363,386)
Class C	(474,079)	(172,421)	(591,914)	(778,675)
Class I	(219,678)	(11,821)	(799,977)	(62,938)
Total distributions to shareholders	$(3,717,818)	$(3,743,942)	$(5,287,620)	$(6,656,566)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,089,498	$7,057,429	$7,965,292	$9,191,247
Class B	57,784	250,987	181,346	208,000
Class C	1,539,137	894,355	4,275,426	2,462,699
Class I	1,322,839	762,523	4,926,999	3,263,629
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,826,631	2,352,158	2,607,249	3,942,405
Class B	113,241	85,937	79,164	239,615
Class C	246,393	96,416	348,192	607,778
Class I	35,905	6,695	86,484	19,890
Cost of shares redeemed
Class A	(20,067,182)	(25,266,849)	(18,671,055)	(34,356,166)
Class B	(794,542)	(544,279)	(385,931)	(1,574,962)
Class C	(4,849,980)	(1,792,384)	(5,053,266)	(5,915,450)
Class I	(4,195,028)	(24,727)	(6,465,910)	(138,262)
Net asset value of shares exchanged
Class A	1,581,777	1,449,002	1,290,328	2,033,081
Class B	(1,581,777)	(1,449,002)	(1,290,328)	(2,033,081)
Net decrease in net assets from Fund share transactions	$(22,675,304)	$(16,121,739)	$(10,106,010)	$(22,049,577)

Net decrease in net assets	$(26,733,318)	$(20,805,262)	$(17,687,763)	$(32,388,994)

Net Assets
At beginning of year	$101,967,865	$105,370,777	$122,343,224	$158,388,036
At end of year	$75,234,547	$84,565,515	$104,655,461	$125,999,042

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(28,024)	$91,423	$190,811	$200,616

75	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2011
Increase (Decrease) in Net Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$7,151,957	$2,255,352	$5,789,804
Net realized loss from investment transactions, financial futures contracts and swap contracts	(6,360,755)	(530,254)	(3,889,585)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(7,000,008)	(2,154,389)	(2,985,064)
Net decrease in net assets from operations	$(6,208,806)	$(429,291)	$(1,084,845)
Distributions to shareholders —
From net investment income
Class A	$(4,328,242)	$(1,859,998)	$(4,158,919)
Class B	(239,833)	(82,822)	(201,382)
Class C	(1,044,906)	(296,360)	(458,994)
Class I	(1,493,215)	(1,974)	(913,246)
Total distributions to shareholders	$(7,106,196)	$(2,241,154)	$(5,732,541)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,139,246	$2,257,034	$4,153,964
Class B	178,248	83,762	209,075
Class C	4,247,186	1,327,554	2,169,775
Class I	6,475,752	141,777	4,729,656
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,006,910	1,271,081	2,719,497

Class B	170,442	50,616	147,644
Class C	698,896	184,127	291,520
Class I	50,026	1,246	49,417
Cost of shares redeemed
Class A	(34,099,707)	(9,828,504)	(22,874,588)
Class B	(910,166)	(616,585)	(907,871)
Class C	(9,101,388)	(2,534,375)	(5,521,005)
Class I	(18,577,550)	(40,440)	(3,888,503)
Net asset value of shares exchanged
Class A	1,603,024	787,310	1,880,637
Class B	(1,603,024)	(787,310)	(1,880,637)
Net decrease in net assets from Fund share transactions	$(41,722,105)	$(7,702,707)	$(18,721,419)

Net decrease in net assets	$(55,037,107)	$(10,373,152)	$(25,538,805)

Net Assets
At beginning of year	$184,565,638	$59,409,276	$137,570,092
At end of year	$129,528,531	$49,036,124	$112,031,287

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$113,418	$(33,116)	$131,172

76	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Statement of Cash Flows*

Year Ended August 31, 2012
Cash Flows From Operating Activities	Oregon Fund
Net increase in net assets from operations	$20,500,488
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(53,000,866)
Investments sold	23,357,354
Net amortization/accretion of premium (discount)	(1,951,028)
Increase in restricted cash	(900,000)
Increase in interest receivable	(95,339)
Decrease in receivable for variation margin on open financial futures contracts	215,625
Increase in payable for variation margin on open financial futures contracts	281,250
Increase in payable to affiliate for investment adviser fee	12,811
Increase in payable to affiliate for distribution and service fees	7,393
Increase in interest expense and fees payable	525
Decrease in accrued expenses	(39,431)
Net change in unrealized (appreciation) depreciation from investments	(17,584,005)
Net realized gain from investments	(45,988)
Net cash used in operating activities	$(29,241,211)

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$49,100,385
Fund shares redeemed	(22,217,400)
Distributions paid, net of reinvestments	(1,388,628)
Increase in demand note payable	3,100,000
Net cash provided by financing activities	$28,594,357

Net decrease in cash	$(646,854)

Cash at beginning of year	$663,338

Cash at end of year	$16,484

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$4,807,204
Cash paid for interest and fees	137,777

*	Statement of Cash Flows is only required for Oregon Fund.

77	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights

	Alabama Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.540	$9.930	$9.290	$9.330	$9.600

Income (Loss) From Operations
Net investment income(1)	$0.388	$0.405	$0.402	$0.402	$0.402
Net realized and unrealized gain (loss)	0.481	(0.392)	0.634	(0.036)	(0.232)

Total income from operations	$0.869	$0.013	$1.036	$0.366	$0.170

Less Distributions
From net investment income	$(0.388)	$(0.403)	$(0.396)	$(0.406)	$(0.395)
From net realized gain	—	—	—	—	(0.045)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.389)	$(0.403)	$(0.396)	$(0.406)	$(0.440)

Net asset value — End of year	$10.020	$9.540	$9.930	$9.290	$9.330

Total Return(2)	9.27%	0.26%	11.37%	4.19%	1.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,461	$42,857	$49,083	$43,090	$49,124
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.73%	0.73%	0.80%	0.76%
Interest and fee expense(3)	0.03%	0.03%	0.02%	0.05%	0.11%
Total expenses before custodian fee reduction	0.77%	0.76%	0.75%	0.85%	0.87%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.73%	0.73%	0.79%	0.74%
Net investment income	3.96%	4.27%	4.18%	4.59%	4.20%

Portfolio Turnover	11%	10%	16%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

78	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Alabama Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.490	$10.920	$10.230	$10.270	$10.560

Income (Loss) From Operations
Net investment income(1)	$0.346	$0.368	$0.365	$0.370	$0.363
Net realized and unrealized gain (loss)	0.531	(0.433)	0.684	(0.036)	(0.255)

Total income (loss) from operations	$0.877	$(0.065)	$1.049	$0.334	$0.108

Less Distributions
From net investment income	$(0.346)	$(0.365)	$(0.359)	$(0.374)	$(0.353)
From net realized gain	—	—	—	—	(0.045)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.347)	$(0.365)	$(0.359)	$(0.374)	$(0.398)

Net asset value — End of year	$11.020	$10.490	$10.920	$10.230	$10.270

Total Return(2)	8.48%	(0.51)%	10.42%	3.56%	1.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,304	$1,682	$3,949	$6,380	$8,643
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.49%	1.48%	1.55%	1.52%
Interest and fee expense(3)	0.03%	0.03%	0.02%	0.05%	0.11%
Total expenses before custodian fee reduction	1.52%	1.52%	1.50%	1.60%	1.63%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.49%	1.48%	1.54%	1.49%
Net investment income	3.22%	3.52%	3.46%	3.85%	3.44%
Portfolio Turnover	11%	10%	16%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

79	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Alabama Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.500	$10.930	$10.230	$10.270	$10.560

Income (Loss) From Operations
Net investment income(1)	$0.345	$0.368	$0.361	$0.369	$0.368
Net realized and unrealized gain (loss)	0.532	(0.432)	0.698	(0.035)	(0.259)

Total income (loss) from operations	$0.877	$(0.064)	$1.059	$0.334	$0.109

Less Distributions
From net investment income	$(0.346)	$(0.366)	$(0.359)	$(0.374)	$(0.354)
From net realized gain	—	—	—	—	(0.045)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.347)	$(0.366)	$(0.359)	$(0.374)	$(0.399)

Net asset value — End of year	$11.030	$10.500	$10.930	$10.230	$10.270

Total Return(2)	8.47%	(0.50)%	10.52%	3.55%	1.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,944	$2,440	$2,935	$1,562	$958
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.48%	1.48%	1.55%	1.51%
Interest and fee expense(3)	0.03%	0.03%	0.02%	0.05%	0.11%
Total expenses before custodian fee reduction	1.51%	1.51%	1.50%	1.60%	1.62%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.48%	1.54%	1.49%
Net investment income	3.20%	3.52%	3.40%	3.82%	3.48%
Portfolio Turnover	11%	10%	16%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

80	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Alabama Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$9.550	$9.930	$9.300	$9.340	$9.040

Income (Loss) From Operations

Net investment income(2)	$0.407	$0.423	$0.420	$0.419	$0.209
Net realized and unrealized gain (loss)	0.471	(0.380)	0.625	(0.035)	0.300

Total income from operations	$0.878	$0.043	$1.045	$0.384	$0.509

Less Distributions
From net investment income	$(0.407)	$(0.423)	$(0.415)	$(0.424)	$(0.209)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.408)	$(0.423)	$(0.415)	$(0.424)	$(0.209)

Net asset value — End of period	$10.020	$9.550	$9.930	$9.300	$9.340

Total Return(3)	9.37%	0.56%	11.47%	4.51%	5.64	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,272	$5,163	$4,201	$3,343	$3,958
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.53%	0.53%	0.60%	0.56	%(5)
Interest and fee expense(6)	0.03%	0.03%	0.02%	0.05%	0.11	%(5)
Total expenses before custodian fee reduction	0.57%	0.56%	0.55%	0.65%	0.67	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.54%	0.53%	0.53%	0.59%	0.54	%(5)
Net investment income	4.15%	4.46%	4.37%	4.79%	4.47	%(5)
Portfolio Turnover	11%	10%	16%	22%	12	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

81	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Arkansas Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.950	$9.230	$8.870	$9.160	$9.710

Income (Loss) From Operations
Net investment income(1)	$0.357	$0.381	$0.377	$0.392	$0.415
Net realized and unrealized gain (loss)	0.308	(0.283)	0.356	(0.278)	(0.540)

Total income (loss) from operations	$0.665	$0.098	$0.733	$0.114	$(0.125)

Less Distributions
From net investment income	$(0.351)	$(0.378)	$(0.373)	$(0.404)	$(0.425)
Tax return of capital	(0.004)	—	—	—	—

Total distributions	$(0.355)	$(0.378)	$(0.373)	$(0.404)	$(0.425)

Net asset value — End of year	$9.260	$8.950	$9.230	$8.870	$9.160

Total Return(2)	7.55%	1.17%	8.39%	1.55%	(1.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$56,072	$57,912	$63,478	$59,111	$56,405
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.73%	0.75%	0.78%	0.76%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.05%	0.14%
Total expenses before custodian fee reduction	0.74%	0.74%	0.76%	0.83%	0.90%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.73%	0.75%	0.78%	0.73%
Net investment income	3.90%	4.27%	4.13%	4.71%	4.37%
Portfolio Turnover	10%	7%	8%	18%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

82	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Arkansas Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.610	$9.910	$9.530	$9.850	$10.430

Income (Loss) From Operations
Net investment income(1)	$0.310	$0.336	$0.332	$0.356	$0.371
Net realized and unrealized gain (loss)	0.338	(0.302)	0.377	(0.311)	(0.573)

Total income (loss) from operations	$0.648	$0.034	$0.709	$0.045	$(0.202)

Less Distributions
From net investment income	$(0.305)	$(0.334)	$(0.329)	$(0.365)	$(0.378)
Tax return of capital	(0.003)	—	—	—	—

Total distributions	$(0.308)	$(0.334)	$(0.329)	$(0.365)	$(0.378)

Net asset value — End of year	$9.950	$9.610	$9.910	$9.530	$9.850

Total Return(2)	6.82%	0.42%	7.53%	0.80%	(1.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,115	$2,717	$3,178	$3,525	$4,157
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.48%	1.50%	1.53%	1.50%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.05%	0.14%
Total expenses before custodian fee reduction	1.49%	1.49%	1.51%	1.58%	1.64%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.50%	1.53%	1.48%

Net investment income	3.16%	3.52%	3.38%	3.98%	3.63%
Portfolio Turnover	10%	7%	8%	18%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

83	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Arkansas Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.610	$9.910	$9.530	$9.850	$10.420

Income (Loss) From Operations
Net investment income(1)	$0.309	$0.336	$0.329	$0.354	$0.369
Net realized and unrealized gain (loss)	0.339	(0.302)	0.380	(0.309)	(0.562)

Total income (loss) from operations	$0.648	$0.034	$0.709	$0.045	$(0.193)

Less Distributions
From net investment income	$(0.305)	$(0.334)	$(0.329)	$(0.365)	$(0.377)
Tax return of capital	(0.003)	—	—	—	—

Total distributions	$(0.308)	$(0.334)	$(0.329)	$(0.365)	$(0.377)

Net asset value — End of year	$9.950	$9.610	$9.910	$9.530	$9.850

Total Return(2)	6.82%	0.42%	7.53%	0.80%	(1.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,926	$6,409	$6,078	$3,386	$2,989
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.48%	1.50%	1.53%	1.52%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.05%	0.14%
Total expenses before custodian fee reduction	1.49%	1.49%	1.51%	1.58%	1.66%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.50%	1.53%	1.48%
Net investment income	3.14%	3.52%	3.35%	3.95%	3.62%
Portfolio Turnover	10%	7%	8%	18%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

84	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Arkansas Fund — Class I
	Year Ended August 31,		Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$8.940	$9.220	$9.130

Income (Loss) From Operations
Net investment income(2)	$0.373	$0.394	$0.031
Net realized and unrealized gain (loss)	0.310	(0.277)	0.090

Total income from operations	$0.683	$0.117	$0.121

Less Distributions
From net investment income	$(0.369)	$(0.397)	$(0.031)
Tax return of capital	(0.004)	—	—

Total distributions	$(0.373)	$(0.397)	$(0.031)

Net asset value — End of period	$9.250	$8.940	$9.220

Total Return(3)	7.77%	1.38%	1.32	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,435	$1,742	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.53%	0.55	%(5)
Interest and fee expense(6)	0.01%	0.01%	0.01	%(5)
Total expenses(7)	0.54%	0.54%	0.56	%(5)
Net investment income	4.07%	4.40%	4.25	%(5)
Portfolio Turnover	10%	7%	8	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

85	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

Georgia Fund — Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value — Beginning of year	$8.440	$8.820	$8.500	$8.730	$9.130

Income (Loss) From Operations
Net investment income(1)	$0.352	$0.410	$0.400	$0.391	$0.393
Net realized and unrealized gain (loss)	0.419	(0.391)	0.310	(0.229)	(0.399)

Total income (loss) from operations	$0.771	$0.019	$0.710	$0.162	$(0.006)

Less Distributions
From net investment income	$(0.349)	$(0.399)	$(0.390)	$(0.392)	$(0.394)
Tax return of capital	(0.002)	—	—	—	—

Total distributions	$(0.351)	$(0.399)	$(0.390)	$(0.392)	$(0.394)

Net asset value — End of year	$8.860	$8.440	$8.820	$8.500	$8.730

Total Return(2)	9.31%	0.32%	8.49%	2.30%	(0.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,236	$48,635	$58,448	$63,387	$68,832
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.76%	0.76%	0.83%	0.77%
Interest and fee expense(3)	0.05%	0.09%	0.09%	0.18%	0.21%
Total expenses before custodian fee reduction	0.79%	0.85%	0.85%	1.01%	0.98%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.76%	0.76%	0.81%	0.74%
Net investment income	4.06%	4.84%	4.57%	4.92%	4.37%
Portfolio Turnover	12%	6%	12%	18%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

86	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Georgia Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.020	$9.430	$9.080	$9.320	$9.750

Income (Loss) From Operations
Net investment income(1)	$0.309	$0.371	$0.357	$0.354	$0.348
Net realized and unrealized gain (loss)	0.446	(0.422)	0.342	(0.241)	(0.433)

Total income (loss) from operations	$0.755	$(0.051)	$0.699	$0.113	$(0.085)

Less Distributions
From net investment income	$(0.303)	$(0.359)	$(0.349)	$(0.353)	$(0.345)
Tax return of capital	(0.002)	—	—	—	—

Total distributions	$(0.305)	$(0.359)	$(0.349)	$(0.353)	$(0.345)

Net asset value — End of year	$9.470	$9.020	$9.430	$9.080	$9.320

Total Return(2)	8.51%	(0.47)%	7.80%	1.45%	(0.78)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,157	$3,086	$5,143	$6,387	$8,301
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.51%	1.51%	1.57%	1.52%
Interest and fee expense(3)	0.05%	0.09%	0.09%	0.18%	0.21%
Total expenses before custodian fee reduction	1.54%	1.60%	1.60%	1.75%	1.73%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.51%	1.51%	1.56%	1.49%
Net investment income	3.35%	4.09%	3.81%	4.18%	3.62%
Portfolio Turnover	12%	6%	12%	18%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

87	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Georgia Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.030	$9.430	$9.090	$9.330	$9.760

Income (Loss) From Operations
Net investment income(1)	$0.306	$0.372	$0.357	$0.354	$0.345
Net realized and unrealized gain (loss)	0.450	(0.413)	0.333	(0.241)	(0.429)

Total income (loss) from operations	$0.756	$(0.041)	$0.690	$0.113	$(0.084)

Less Distributions
From net investment income	$(0.304)	$(0.359)	$(0.350)	$(0.353)	$(0.346)
Tax return of capital	(0.002)	—	—	—	—

Total distributions	$(0.306)	$(0.359)	$(0.350)	$(0.353)	$(0.346)

Net asset value — End of year	$9.480	$9.030	$9.430	$9.090	$9.330

Total Return(2)	8.50%	(0.36)%	7.69%	1.56%	(0.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,277	$6,996	$9,621	$8,190	$7,688
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.51%	1.51%	1.57%	1.53%
Interest and fee expense(3)	0.05%	0.09%	0.09%	0.18%	0.21%
Total expenses before custodian fee reduction	1.54%	1.60%	1.60%	1.75%	1.74%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.51%	1.51%	1.56%	1.49%

Net investment income	3.31%	4.10%	3.81%	4.16%	3.60%
Portfolio Turnover	12%	6%	12%	18%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

88	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Georgia Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$8.470	$8.850	$8.520	$8.750	$8.400

Income (Loss) From Operations
Net investment income(2)	$0.367	$0.427	$0.419	$0.407	$0.208
Net realized and unrealized gain (loss)	0.422	(0.390)	0.319	(0.228)	0.347

Total income from operations	$0.789	$0.037	$0.738	$0.179	$0.555

Less Distributions
From net investment income	$(0.366)	$(0.417)	$(0.408)	$(0.409)	$(0.205)
Tax return of capital	(0.003)	—	—	—	—

Total distributions	$(0.369)	$(0.417)	$(0.408)	$(0.409)	$(0.205)

Net asset value — End of period	$8.890	$8.470	$8.850	$8.520	$8.750

Total Return(3)	9.50%	0.53%	8.81%	2.51%	6.62	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,462	$9,207	$8,725	$6,555	$4,579
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.56%	0.56%	0.62%	0.58	%(5)
Interest and fee expense(6)	0.05%	0.09%	0.09%	0.18%	0.21	%(5)
Total expenses before custodian fee reduction	0.59%	0.65%	0.65%	0.80%	0.79	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.54%	0.56%	0.56%	0.61%	0.55	%(5)
Net investment income	4.22%	5.03%	4.77%	5.12%	4.75	%(5)
Portfolio Turnover	12%	6%	12%	18%	34	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

89	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Kentucky Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.610	$8.890	$8.410	$8.610	$8.970

Income (Loss) From Operations
Net investment income(1)	$0.349	$0.371	$0.380	$0.382	$0.386
Net realized and unrealized gain (loss)	0.359	(0.281)	0.473	(0.200)	(0.359)

Total income from operations	$0.708	$0.090	$0.853	$0.182	$0.027

Less Distributions
From net investment income	$(0.348)	$(0.370)	$(0.373)	$(0.382)	$(0.387)

Total distributions	$(0.348)	$(0.370)	$(0.373)	$(0.382)	$(0.387)

Net asset value — End of year	$8.970	$8.610	$8.890	$8.410	$8.610

Total Return(2)	8.36%	1.13%	10.32%	2.44%	0.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,184	$47,322	$48,929	$46,662	$49,880
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.74%	0.74%	0.78%	0.77%
Interest and fee expense	—	—	—	—	0.03%
Total expenses before custodian fee reduction	0.73%	0.74%	0.74%	0.78%	0.80%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.73%	0.74%	0.77%	0.75%
Net investment income	3.96%	4.33%	4.36%	4.75%	4.35%
Portfolio Turnover	12%	7%	7%	15%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

90	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Kentucky Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.300	$9.600	$9.080	$9.300	$9.680

Income (Loss) From Operations
Net investment income(1)	$0.307	$0.332	$0.341	$0.347	$0.345
Net realized and unrealized gain (loss)	0.387	(0.301)	0.513	(0.222)	(0.383)

Total income (loss) from operations	$0.694	$0.031	$0.854	$0.125	$(0.038)

Less Distributions
From net investment income	$(0.304)	$(0.331)	$(0.334)	$(0.345)	$(0.342)

Total distributions	$(0.304)	$(0.331)	$(0.334)	$(0.345)	$(0.342)

Net asset value — End of year	$9.690	$9.300	$9.600	$9.080	$9.300

Total Return(2)	7.57%	0.41%	9.54%	1.60%	(0.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$671	$1,090	$2,607	$4,186	$6,236
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.49%	1.49%	1.53%	1.52%
Interest and fee expense	—	—	—	—	0.03%
Total expenses before custodian fee reduction	1.48%	1.49%	1.49%	1.53%	1.55%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.49%	1.52%	1.50%
Net investment income	3.23%	3.59%	3.62%	4.01%	3.60%
Portfolio Turnover	12%	7%	7%	15%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

91	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Kentucky Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.300	$9.600	$9.090	$9.300	$9.680

Income (Loss) From Operations
Net investment income(1)	$0.303	$0.331	$0.341	$0.348	$0.346
Net realized and unrealized gain (loss)	0.391	(0.300)	0.504	(0.213)	(0.384)

Total income (loss) from operations	$0.694	$0.031	$0.845	$0.135	$(0.038)

Less Distributions
From net investment income	$(0.304)	$(0.331)	$(0.335)	$(0.345)	$(0.342)

Total distributions	$(0.304)	$(0.331)	$(0.335)	$(0.345)	$(0.342)

Net asset value — End of year	$9.690	$9.300	$9.600	$9.090	$9.300

Total Return(2)	7.57%	0.40%	9.42%	1.71%	(0.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,696	$2,445	$2,243	$2,509	$2,189
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.49%	1.49%	1.53%	1.52%
Interest and fee expense	—	—	—	—	0.03%
Total expenses before custodian fee reduction	1.48%	1.49%	1.49%	1.53%	1.55%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.49%	1.52%	1.50%
Net investment income	3.18%	3.57%	3.61%	4.00%	3.62%
Portfolio Turnover	12%	7%	7%	15%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

92	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Kentucky Fund — Class I
	Year Ended August 31,		Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$8.610	$8.890	$8.780

Income (Loss) From Operations
Net investment income(2)	$0.362	$0.385	$0.031
Net realized and unrealized gain (loss)	0.364	(0.275)	0.110

Total income from operations	$0.726	$0.110	$0.141

Less Distributions
From net investment income	$(0.366)	$(0.390)	$(0.031)

Total distributions	$(0.366)	$(0.390)	$(0.031)

Net asset value — End of period	$8.970	$8.610	$8.890

Total Return(3)	8.58%	1.35%	1.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,420	$512	$1
Ratios (as a percentage of average daily net assets):
Total expenses(5)	0.53%	0.53%	0.56	%(6)
Net investment income	4.06%	4.48%	4.40	%(6)
Portfolio Turnover	12%	7%	7	%(7)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the year ended August 31, 2010.

93	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Maryland Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.840	$9.150	$8.670	$8.900	$9.260

Income (Loss) From Operations
Net investment income(1)	$0.365	$0.397	$0.391	$0.403	$0.404
Net realized and unrealized gain (loss)	0.576	(0.316)	0.474	(0.226)	(0.348)

Total income from operations	$0.941	$0.081	$0.865	$0.177	$0.056

Less Distributions
From net investment income	$(0.361)	$(0.391)	$(0.385)	$(0.407)	$(0.416)

Total distributions	$(0.361)	$(0.391)	$(0.385)	$(0.407)	$(0.416)

Net asset value — End of year	$9.420	$8.840	$9.150	$8.670	$8.900

Total Return(2)	10.81%	1.03%	10.15%	2.43%	0.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$62,306	$57,801	$75,279	$75,555	$81,774
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.78%	0.78%	0.82%	0.77%
Interest and fee expense(3)	0.04%	0.04%	0.03%	0.10%	0.23%
Total expenses before custodian fee reduction	0.79%	0.82%	0.81%	0.92%	1.00%
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.78%	0.78%	0.81%	0.74%
Net investment income	3.96%	4.53%	4.35%	4.97%	4.41%
Portfolio Turnover	12%	1%	7%	16%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

94	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Maryland Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.640	$9.980	$9.460	$9.700	$10.090

Income (Loss) From Operations
Net investment income(1)	$0.325	$0.361	$0.353	$0.374	$0.368
Net realized and unrealized gain (loss)	0.624	(0.346)	0.517	(0.239)	(0.382)

Total income (loss) from operations	$0.949	$0.015	$0.870	$0.135	$(0.014)

Less Distributions
From net investment income	$(0.319)	$(0.355)	$(0.350)	$(0.375)	$(0.376)

Total distributions	$(0.319)	$(0.355)	$(0.350)	$(0.375)	$(0.376)

Net asset value — End of year	$10.270	$9.640	$9.980	$9.460	$9.700

Total Return(2)	9.96%	0.26%	9.33%	1.76%	(0.15)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,286	$3,494	$5,930	$7,742	$10,140
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.53%	1.53%	1.58%	1.52%
Interest and fee expense(3)	0.04%	0.04%	0.03%	0.10%	0.23%
Total expenses before custodian fee reduction	1.54%	1.57%	1.56%	1.68%	1.75%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.53%	1.53%	1.56%	1.48%
Net investment income	3.25%	3.78%	3.61%	4.23%	3.67%
Portfolio Turnover	12%	1%	7%	16%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

95	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Maryland Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.640	$9.980	$9.460	$9.710	$10.090

Income (Loss) From Operations
Net investment income(1)	$0.321	$0.361	$0.352	$0.373	$0.364
Net realized and unrealized gain (loss)	0.638	(0.346)	0.518	(0.248)	(0.368)

Total income (loss) from operations	$0.959	$0.015	$0.870	$0.125	$(0.004)

Less Distributions

From net investment income	$(0.319)	$(0.355)	$(0.350)	$(0.375)	$(0.376)

Total distributions	$(0.319)	$(0.355)	$(0.350)	$(0.375)	$(0.376)

Net asset value — End of year	$10.280	$9.640	$9.980	$9.460	$9.710

Total Return(2)	10.07%	0.26%	9.33%	1.65%	(0.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,094	$11,488	$15,194	$12,388	$9,790
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.53%	1.52%	1.57%	1.53%
Interest and fee expense(3)	0.04%	0.04%	0.03%	0.10%	0.23%
Total expenses before custodian fee reduction	1.54%	1.57%	1.55%	1.67%	1.76%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.53%	1.52%	1.56%	1.49%
Net investment income	3.19%	3.78%	3.59%	4.20%	3.65%
Portfolio Turnover	12%	1%	7%	16%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

96	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Maryland Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$8.860	$9.170	$8.680	$8.900	$8.600

Income (Loss) From Operations
Net investment income(2)	$0.382	$0.416	$0.406	$0.419	$0.206
Net realized and unrealized gain (loss)	0.579	(0.316)	0.487	(0.216)	0.310

Total income from operations	$0.961	$0.100	$0.893	$0.203	$0.516

Less Distributions
From net investment income	$(0.381)	$(0.410)	$(0.403)	$(0.423)	$(0.216)

Total distributions	$(0.381)	$(0.410)	$(0.403)	$(0.423)	$(0.216)

Net asset value — End of period	$9.440	$8.860	$9.170	$8.680	$8.900

Total Return(3)	11.02%	1.24%	10.47%	2.75%	6.01	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,805	$2,452	$5,565	$448	$85
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.58%	0.58%	0.61%	0.58	%(5)
Interest and fee expense(6)	0.04%	0.04%	0.03%	0.10%	0.23	%(5)
Total expenses before custodian fee reduction	0.59%	0.62%	0.61%	0.71%	0.81	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.55%	0.58%	0.58%	0.61%	0.54	%(5)
Net investment income	4.14%	4.75%	4.50%	5.16%	4.60	%(5)
Portfolio Turnover	12%	1%	7%	16%	15	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

97	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Missouri Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.180	$9.570	$9.080	$9.370	$9.750

Income (Loss) From Operations
Net investment income(1)	$0.365	$0.390	$0.386	$0.389	$0.406
Net realized and unrealized gain (loss)	0.647	(0.393)	0.473	(0.288)	(0.377)

Total income (loss) from operations	$1.012	$(0.003)	$0.859	$0.101	$0.029

Less Distributions
From net investment income	$(0.362)	$(0.387)	$(0.369)	$(0.391)	$(0.409)

Total distributions	$(0.362)	$(0.387)	$(0.369)	$(0.391)	$(0.409)

Net asset value — End of year	$9.830	$9.180	$9.570	$9.080	$9.370

Total Return(2)	11.20%	0.09%	9.63%	1.41%	0.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$80,768	$76,391	$95,047	$89,556	$94,078
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.74%	0.75%	0.80%	0.76%
Interest and fee expense(3)	0.02%	0.03%	0.02%	0.04%	0.08%
Total expenses before custodian fee reduction	0.75%	0.77%	0.77%	0.84%	0.84%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.74%	0.75%	0.79%	0.74%
Net investment income	3.82%	4.28%	4.12%	4.51%	4.21%
Portfolio Turnover	12%	6%	9%	21%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

98	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Missouri Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.140	$10.580	$10.040	$10.360	$10.770

Income (Loss) From Operations
Net investment income(1)	$0.327	$0.354	$0.349	$0.359	$0.370
Net realized and unrealized gain (loss)	0.724	(0.442)	0.523	(0.320)	(0.410)

Total income (loss) from operations	$1.051	$(0.088)	$0.872	$0.039	$(0.040)

Less Distributions
From net investment income	$(0.321)	$(0.352)	$(0.332)	$(0.359)	$(0.370)

Total distributions	$(0.321)	$(0.352)	$(0.332)	$(0.359)	$(0.370)

Net asset value — End of year	$10.870	$10.140	$10.580	$10.040	$10.360

Total Return(2)	10.50%	(0.74)%	8.82%	0.64%	(0.39)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,936	$2,618	$4,467	$6,542	$7,404
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.50%	1.50%	1.55%	1.51%
Interest and fee expense(3)	0.02%	0.03%	0.02%	0.04%	0.08%
Total expenses before custodian fee reduction	1.50%	1.53%	1.52%	1.59%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.50%	1.50%	1.54%	1.49%
Net investment income	3.11%	3.52%	3.38%	3.77%	3.47%
Portfolio Turnover	12%	6%	9%	21%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

99	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Missouri Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.140	$10.570	$10.030	$10.350	$10.770

Income (Loss) From Operations
Net investment income(1)	$0.321	$0.354	$0.348	$0.359	$0.364
Net realized and unrealized gain (loss)	0.719	(0.432)	0.524	(0.320)	(0.414)

Total income (loss) from operations	$1.040	$(0.078)	$0.872	$0.039	$(0.050)

Less Distributions
From net investment income	$(0.320)	$(0.352)	$(0.332)	$(0.359)	$(0.370)

Total distributions	$(0.320)	$(0.352)	$(0.332)	$(0.359)	$(0.370)

Net asset value — End of year	$10.860	$10.140	$10.570	$10.030	$10.350

Total Return(2)	10.40%	(0.65)%	8.82%	0.64%	(0.48)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,380	$4,796	$5,856	$5,553	$5,561
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.50%	1.49%	1.55%	1.52%
Interest and fee expense(3)	0.02%	0.03%	0.02%	0.04%	0.08%
Total expenses before custodian fee reduction	1.50%	1.53%	1.51%	1.59%	1.60%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.50%	1.49%	1.54%	1.49%
Net investment income	3.04%	3.52%	3.37%	3.76%	3.42%
Portfolio Turnover	12%	6%	9%	21%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

100	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Missouri Fund — Class I
	Year Ended August 31,		Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.190	$9.580	$9.370

Income (Loss) From Operations
Net investment income(2)	$0.376	$0.402	$0.032
Net realized and unrealized gain (loss)	0.665	(0.386)	0.210

Total income from operations	$1.041	$0.016	$0.242

Less Distributions
From net investment income	$(0.381)	$(0.406)	$(0.032)

Total distributions	$(0.381)	$(0.406)	$(0.032)

Net asset value — End of period	$9.850	$9.190	$9.580

Total Return(3)	11.52%	0.30%	2.58	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,310	$760	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.54%	0.56	%(5)
Interest and fee expense(6)	0.02%	0.03%	0.02	%(5)
Total expenses(7)	0.55%	0.57%	0.58	%(5)
Net investment income	3.91%	4.41%	4.19	%(5)
Portfolio Turnover	12%	6%	9	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

101	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	North Carolina Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.820	$9.340	$8.810	$8.810	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.407	$0.437	$0.429	$0.418	$0.400
Net realized and unrealized gain (loss)	0.656	(0.525)	0.513	(0.019)	(0.355)

Total income (loss) from operations	$1.063	$(0.088)	$0.942	$0.399	$0.045

Less Distributions
From net investment income	$(0.403)	$(0.432)	$(0.412)	$(0.399)	$(0.395)

Total distributions	$(0.403)	$(0.432)	$(0.412)	$(0.399)	$(0.395)

Net asset value — End of year	$9.480	$8.820	$9.340	$8.810	$8.810

Total Return(2)	12.27%	(0.79)%	10.92%	4.99%	0.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,573	$74,111	$86,047	$78,245	$86,348
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.78%	0.77%	0.82%	0.78%
Interest and fee expense(3)	0.07%	0.09%	0.08%	0.11%	0.29%
Total expenses before custodian fee reduction	0.82%	0.87%	0.85%	0.93%	1.07%
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.78%	0.77%	0.82%	0.75%
Net investment income	4.41%	4.98%	4.72%	5.11%	4.41%
Portfolio Turnover	8%	7%	10%	42%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

102	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	North Carolina Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.490	$10.050	$9.480	$9.470	$9.850

Income (Loss) From Operations
Net investment income(1)	$0.366	$0.398	$0.389	$0.383	$0.357
Net realized and unrealized gain (loss)	0.693	(0.565)	0.555	(0.011)	(0.388)

Total income (loss) from operations	$1.059	$(0.167)	$0.944	$0.372	$(0.031)

Less Distributions
From net investment income	$(0.359)	$(0.393)	$(0.374)	$(0.362)	$(0.349)

Total distributions	$(0.359)	$(0.393)	$(0.374)	$(0.362)	$(0.349)

Net asset value — End of year	$10.190	$9.490	$10.050	$9.480	$9.470

Total Return(2)	11.33%	(1.54)%	10.14%	4.30%	(0.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,091	$2,544	$4,220	$5,209	$6,719
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.53%	1.52%	1.57%	1.53%
Interest and fee expense(3)	0.07%	0.09%	0.08%	0.11%	0.29%
Total expenses before custodian fee reduction	1.57%	1.62%	1.60%	1.68%	1.82%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.53%	1.52%	1.57%	1.50%
Net investment income	3.70%	4.22%	3.98%	4.37%	3.66%
Portfolio Turnover	8%	7%	10%	42%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

103	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	North Carolina Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.490	$10.050	$9.480	$9.470	$9.850

Income (Loss) From Operations
Net investment income(1)	$0.360	$0.398	$0.385	$0.384	$0.355
Net realized and unrealized gain (loss)	0.699	(0.564)	0.558	(0.012)	(0.386)

Total income (loss) from operations	$1.059	$(0.166)	$0.943	$0.372	$(0.031)

Less Distributions
From net investment income	$(0.359)	$(0.394)	$(0.373)	$(0.362)	$(0.349)

Total distributions	$(0.359)	$(0.394)	$(0.373)	$(0.362)	$(0.349)

Net asset value — End of year	$10.190	$9.490	$10.050	$9.480	$9.470

Total Return(2)	11.32%	(1.54)%	10.13%	4.30%	(0.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,402	$13,509	$14,952	$8,734	$8,073
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.53%	1.52%	1.57%	1.53%
Interest and fee expense(3)	0.07%	0.09%	0.08%	0.11%	0.29%
Total expenses before custodian fee reduction	1.56%	1.62%	1.60%	1.68%	1.82%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.53%	1.52%	1.57%	1.50%
Net investment income	3.63%	4.22%	3.94%	4.36%	3.65%
Portfolio Turnover	8%	7%	10%	42%	23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

104	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	North Carolina Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$8.840	$9.370	$8.830	$8.820	$8.550

Income (Loss) From Operations
Net investment income(2)	$0.426	$0.455	$0.447	$0.437	$0.216
Net realized and unrealized gain (loss)	0.656	(0.535)	0.523	(0.010)	0.259

Total income (loss) from operations	$1.082	$(0.080)	$0.970	$0.427	$0.475

Less Distributions
From net investment income	$(0.422)	$(0.450)	$(0.430)	$(0.417)	$(0.205)

Total distributions	$(0.422)	$(0.450)	$(0.430)	$(0.417)	$(0.205)

Net asset value — End of period	$9.500	$8.840	$9.370	$8.830	$8.820

Total Return(3)	12.35%	(0.57)%	11.23%	5.32%	5.56	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,174	$14,491	$17,125	$8,303	$950
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.58%	0.58%	0.63%	0.58	%(5)
Interest and fee expense(6)	0.07%	0.09%	0.08%	0.11%	0.29	%(5)
Total expenses before custodian fee reduction	0.62%	0.67%	0.66%	0.74%	0.87	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.55%	0.58%	0.58%	0.62%	0.54	%(5)
Net investment income	4.61%	5.18%	4.91%	5.33%	4.86	%(5)
Portfolio Turnover	8%	7%	10%	42%	23	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

105	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Oregon Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.630	$9.180	$8.510	$8.720	$9.260

Income (Loss) From Operations
Net investment income(1)	$0.414	$0.443	$0.413	$0.399	$0.410
Net realized and unrealized gain (loss)	0.939	(0.554)	0.648	(0.210)	(0.533)

Total income (loss) from operations	$1.353	$(0.111)	$1.061	$0.189	$(0.123)

Less Distributions
From net investment income	$(0.413)	$(0.439)	$(0.391)	$(0.399)	$(0.417)

Total distributions	$(0.413)	$(0.439)	$(0.391)	$(0.399)	$(0.417)

Net asset value — End of year	$9.570	$8.630	$9.180	$8.510	$8.720

Total Return(2)	15.95%	(1.01)%	12.77%	2.65%	(1.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,323	$99,049	$126,583	$118,827	$124,199
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.77%	0.78%	0.82%	0.76%
Interest and fee expense(3)	0.10%	0.10%	0.04%	0.12%	0.22%
Total expenses before custodian fee reduction	0.84%	0.87%	0.82%	0.94%	0.98%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.77%	0.78%	0.81%	0.74%
Net investment income	4.50%	5.21%	4.71%	5.05%	4.53%
Portfolio Turnover	17%	12%	22%	42%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

106	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Oregon Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.440	$10.040	$9.310	$9.540	$10.120

Income (Loss) From Operations
Net investment income(1)	$0.380	$0.414	$0.380	$0.372	$0.375
Net realized and unrealized gain (loss)	1.016	(0.604)	0.708	(0.233)	(0.577)

Total income (loss) from operations	$1.396	$(0.190)	$1.088	$0.139	$(0.202)

Less Distributions
From net investment income	$(0.376)	$(0.410)	$(0.358)	$(0.369)	$(0.378)

Total distributions	$(0.376)	$(0.410)	$(0.358)	$(0.369)	$(0.378)

Net asset value — End of year	$10.460	$9.440	$10.040	$9.310	$9.540

Total Return(2)	15.00%	(1.73)%	11.92%	1.85%	(2.04)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,927	$6,873	$10,773	$12,114	$14,432
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.52%	1.53%	1.56%	1.51%
Interest and fee expense(3)	0.10%	0.10%	0.04%	0.12%	0.22%
Total expenses before custodian fee reduction	1.59%	1.62%	1.57%	1.68%	1.73%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.52%	1.53%	1.56%	1.49%
Net investment income	3.78%	4.44%	3.96%	4.31%	3.77%
Portfolio Turnover	17%	12%	22%	42%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

107	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Oregon Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.450	$10.050	$9.320	$9.550	$10.130

Income (Loss) From Operations
Net investment income(1)	$0.376	$0.415	$0.380	$0.371	$0.373
Net realized and unrealized gain (loss)	1.020	(0.605)	0.708	(0.232)	(0.575)

Total income (loss) from operations	$1.396	$(0.190)	$1.088	$0.139	$(0.202)

Less Distributions
From net investment income	$(0.376)	$(0.410)	$(0.358)	$(0.369)	$(0.378)

Total distributions	$(0.376)	$(0.410)	$(0.358)	$(0.369)	$(0.378)

Net asset value — End of year	$10.470	$9.450	$10.050	$9.320	$9.550

Total Return(2)	14.99%	(1.72)%	11.91%	1.85%	(2.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,894	$16,815	$21,031	$19,429	$16,927
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.52%	1.53%	1.57%	1.52%
Interest and fee expense(3)	0.10%	0.10%	0.04%	0.12%	0.22%
Total expenses before custodian fee reduction	1.58%	1.62%	1.57%	1.69%	1.74%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.52%	1.53%	1.56%	1.49%
Net investment income	3.72%	4.46%	3.96%	4.29%	3.78%
Portfolio Turnover	17%	12%	22%	42%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

108	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Oregon Fund — Class I
	Year Ended August 31,		Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$8.620	$9.180	$8.850

Income (Loss) From Operations
Net investment income(2)	$0.419	$0.461	$0.033
Net realized and unrealized gain (loss)	0.951	(0.566)	0.330

Total income (loss) from operations	$1.370	$(0.105)	$0.363

Less Distributions
From net investment income	$(0.430)	$(0.455)	$(0.033)

Total distributions	$(0.430)	$(0.455)	$(0.033)

Net asset value — End of period	$9.560	$8.620	$9.180

Total Return(3)	16.19%	(0.92)%	4.11	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,776	$3,262	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.57%	0.60	%(5)
Interest and fee expense(6)	0.10%	0.10%	0.04	%(5)
Total expenses(7)	0.63%	0.67%	0.64	%(5)
Net investment income	4.48%	5.44%	4.66	%(5)
Portfolio Turnover	17%	12%	22	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

109	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	South Carolina Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.930	$9.530	$8.870	$9.100	$9.700

Income (Loss) From Operations
Net investment income(1)	$0.401	$0.442	$0.413	$0.405	$0.420
Net realized and unrealized gain (loss)	0.758	(0.603)	0.639	(0.233)	(0.598)

Total income (loss) from operations	$1.159	$(0.161)	$1.052	$0.172	$(0.178)

Less Distributions
From net investment income	$(0.399)	$(0.439)	$(0.392)	$(0.402)	$(0.422)

Total distributions	$(0.399)	$(0.439)	$(0.392)	$(0.402)	$(0.422)

Net asset value — End of year	$9.690	$8.930	$9.530	$8.870	$9.100

Total Return(2)	13.21%	(1.52)%	12.12%	2.23%	(1.75)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$93,466	$78,406	$109,294	$103,451	$110,470
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.76%	0.75%	0.80%	0.77%
Interest and fee expense(3)	0.07%	0.10%	0.04%	0.10%	0.22%
Total expenses before custodian fee reduction	0.81%	0.86%	0.79%	0.90%	0.99%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.76%	0.75%	0.80%	0.75%
Net investment income	4.28%	4.99%	4.51%	4.91%	4.44%
Portfolio Turnover	30%	14%	26%	44%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

110	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	South Carolina Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.470	$10.110	$9.410	$9.650	$10.280

Income (Loss) From Operations
Net investment income(1)	$0.354	$0.398	$0.365	$0.364	$0.371
Net realized and unrealized gain (loss)	0.795	(0.643)	0.680	(0.246)	(0.631)

Total income (loss) from operations	$1.149	$(0.245)	$1.045	$0.118	$(0.260)

Less Distributions
From net investment income	$(0.349)	$(0.395)	$(0.345)	$(0.358)	$(0.370)

Total distributions	$(0.349)	$(0.395)	$(0.345)	$(0.358)	$(0.370)

Net asset value — End of year	$10.270	$9.470	$10.110	$9.410	$9.650

Total Return(2)	12.30%	(2.29)%	11.31%	1.59%	(2.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,909	$4,585	$7,252	$9,442	$11,316
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.52%	1.51%	1.56%	1.52%
Interest and fee expense(3)	0.07%	0.10%	0.04%	0.10%	0.22%
Total expenses before custodian fee reduction	1.56%	1.62%	1.55%	1.66%	1.74%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.52%	1.51%	1.56%	1.50%
Net investment income	3.56%	4.24%	3.76%	4.17%	3.69%
Portfolio Turnover	30%	14%	26%	44%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

111	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	South Carolina Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.470	$10.110	$9.410	$9.660	$10.280

Income (Loss) From Operations
Net investment income(1)	$0.350	$0.399	$0.365	$0.364	$0.369
Net realized and unrealized gain (loss)	0.809	(0.644)	0.680	(0.256)	(0.619)

Total income (loss) from operations	$1.159	$(0.245)	$1.045	$0.108	$(0.250)

Less Distributions
From net investment income	$(0.349)	$(0.395)	$(0.345)	$(0.358)	$(0.370)

Total distributions	$(0.349)	$(0.395)	$(0.345)	$(0.358)	$(0.370)

Net asset value — End of year	$10.280	$9.470	$10.110	$9.410	$9.660

Total Return(2)	12.41%	(2.29)%	11.31%	1.48%	(2.46)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,876	$22,267	$28,500	$23,022	$20,867
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.51%	1.50%	1.55%	1.52%
Interest and fee expense(3)	0.07%	0.10%	0.04%	0.10%	0.22%
Total expenses before custodian fee reduction	1.55%	1.61%	1.54%	1.65%	1.74%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.51%	1.50%	1.55%	1.50%
Net investment income	3.51%	4.25%	3.75%	4.15%	3.69%
Portfolio Turnover	30%	14%	26%	44%	47%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

112	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	South Carolina Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$8.930	$9.540	$8.880	$9.110	$8.620

Income (Loss) From Operations
Net investment income(2)	$0.422	$0.459	$0.432	$0.422	$0.215
Net realized and unrealized gain (loss)	0.766	(0.612)	0.637	(0.233)	0.496

Total income (loss) from operations	$1.188	$(0.153)	$1.069	$0.189	$0.711

Less Distributions
From net investment income	$(0.418)	$(0.457)	$(0.409)	$(0.419)	$(0.221)

Total distributions	$(0.418)	$(0.457)	$(0.409)	$(0.419)	$(0.221)

Net asset value — End of period	$9.700	$8.930	$9.540	$8.880	$9.110

Total Return(3)	13.55%	(1.43)%	12.32%	2.56%	8.26	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,081	$24,270	$39,520	$23,727	$22,826
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.56%	0.56%	0.60%	0.55	%(5)
Interest and fee expense(6)	0.07%	0.10%	0.04%	0.10%	0.22	%(5)
Total expenses before custodian fee reduction	0.61%	0.66%	0.60%	0.70%	0.77	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.54%	0.56%	0.56%	0.60%	0.54	%(5)
Net investment income	4.49%	5.17%	4.71%	5.11%	4.68	%(5)
Portfolio Turnover	30%	14%	26%	44%	47	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

113	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Tennessee Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.560	$8.960	$8.670	$9.100	$9.530

Income (Loss) From Operations
Net investment income(1)	$0.351	$0.380	$0.380	$0.388	$0.409
Net realized and unrealized gain (loss)	0.419	(0.403)	0.279	(0.424)	(0.433)

Total income (loss) from operations	$0.770	$(0.023)	$0.659	$(0.036)	$(0.024)

Less Distributions
From net investment income	$(0.349)	$(0.377)	$(0.369)	$(0.394)	$(0.406)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.350)	$(0.377)	$(0.369)	$(0.394)	$(0.406)

Net asset value — End of year	$8.980	$8.560	$8.960	$8.670	$9.100

Total Return(2)	9.14%	(0.20)%	7.71%	(0.03)%	(0.26)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,318	$39,755	$47,371	$46,787	$49,219
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.73%	0.74%	0.79%	0.74%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.03%	0.09%
Total expenses before custodian fee reduction	0.73%	0.74%	0.75%	0.82%	0.83%
Expenses after custodian fee reduction excluding interest and fees	0.72%	0.73%	0.74%	0.79%	0.72%
Net investment income	3.98%	4.39%	4.27%	4.72%	4.35%
Portfolio Turnover	9%	5%	12%	20%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

114	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Tennessee Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.320	$9.760	$9.450	$9.910	$10.380

Income (Loss) From Operations
Net investment income(1)	$0.313	$0.343	$0.342	$0.356	$0.369
Net realized and unrealized gain (loss)	0.456	(0.443)	0.298	(0.458)	(0.475)

Total income (loss) from operations	$0.769	$(0.100)	$0.640	$(0.102)	$(0.106)

Less Distributions
From net investment income	$(0.308)	$(0.340)	$(0.330)	$(0.358)	$(0.364)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.309)	$(0.340)	$(0.330)	$(0.358)	$(0.364)

Net asset value — End of year	$9.780	$9.320	$9.760	$9.450	$9.910

Total Return(2)	8.35%	(0.99)%	6.86%	(0.73)%	(1.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,175	$1,634	$3,024	$4,069	$5,247
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.49%	1.49%	1.54%	1.49%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.03%	0.09%
Total expenses before custodian fee reduction	1.48%	1.50%	1.50%	1.57%	1.58%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.49%	1.49%	1.54%	1.47%
Net investment income	3.26%	3.64%	3.52%	3.99%	3.60%
Portfolio Turnover	9%	5%	12%	20%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

115	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Tennessee Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.320	$9.760	$9.440	$9.910	$10.370

Income (Loss) From Operations
Net investment income(1)	$0.308	$0.342	$0.339	$0.351	$0.366
Net realized and unrealized gain (loss)	0.450	(0.442)	0.311	(0.463)	(0.463)

Total income (loss) from operations	$0.758	$(0.100)	$0.650	$(0.112)	$(0.097)

Less Distributions
From net investment income	$(0.307)	$(0.340)	$(0.330)	$(0.358)	$(0.363)
Tax return of capital	(0.001)	—	—	—	—

Total distributions	$(0.308)	$(0.340)	$(0.330)	$(0.358)	$(0.363)

Net asset value — End of year	$9.770	$9.320	$9.760	$9.440	$9.910

Total Return(2)	8.24%	(0.99)%	6.97%	(0.83)%	(0.95)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,864	$7,544	$9,013	$6,004	$4,078
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.48%	1.49%	1.54%	1.50%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.03%	0.09%
Total expenses before custodian fee reduction	1.48%	1.49%	1.50%	1.57%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.48%	1.49%	1.54%	1.47%
Net investment income	3.20%	3.64%	3.49%	3.93%	3.59%
Portfolio Turnover	9%	5%	12%	20%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

116	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Tennessee Fund — Class I
	Year Ended August 31,		Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$8.550	$8.960	$8.890

Income (Loss) From Operations
Net investment income(2)	$0.358	$0.395	$0.030
Net realized and unrealized gain (loss)	0.428	(0.413)	0.070

Total income (loss) from operations	$0.786	$(0.018)	$0.100

Less Distributions
From net investment income	$(0.365)	$(0.392)	$(0.030)
Tax return of capital	(0.001)	—	—

Total distributions	$(0.366)	$(0.392)	$(0.030)

Net asset value — End of period	$8.970	$8.550	$8.960

Total Return(3)	9.35%	(0.15)%	1.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$790	$104	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%	0.53%	0.57	%(5)
Interest and fee expense(6)	0.01%	0.01%	0.01	%(5)
Total expenses(7)	0.53%	0.54%	0.58	%(5)
Net investment income	4.02%	4.59%	4.24	%(5)
Portfolio Turnover	9%	5%	12	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

117	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Virginia Fund — Class A
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.060	$8.480	$8.360	$8.690	$9.280

Income (Loss) From Operations
Net investment income(1)	$0.354	$0.394	$0.396	$0.391	$0.412
Net realized and unrealized gain (loss)	0.397	(0.424)	0.100	(0.327)	(0.592)

Total income (loss) from operations	$0.751	$(0.030)	$0.496	$0.064	$(0.180)

Less Distributions
From net investment income	$(0.351)	$(0.390)	$(0.376)	$(0.394)	$(0.410)

Total distributions	$(0.351)	$(0.390)	$(0.376)	$(0.394)	$(0.410)

Net asset value — End of year	$8.460	$8.060	$8.480	$8.360	$8.690

Total Return(2)	9.48%	(0.31)%	5.97%	1.27%	(2.00)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$80,350	$80,065	$99,082	$105,788	$107,673
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	0.77%	0.78%	0.83%	0.78%
Interest and fee expense(3)	0.04%	0.05%	0.04%	0.12%	0.37%
Total expenses before custodian fee reduction	0.80%	0.82%	0.82%	0.95%	1.15%
Expenses after custodian fee reduction excluding interest and fees	0.76%	0.77%	0.78%	0.82%	0.76%
Net investment income	4.27%	4.82%	4.61%	5.06%	4.53%
Portfolio Turnover	9%	4%	5%	32%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

118	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Virginia Fund — Class B
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.920	$9.380	$9.250	$9.620	$10.270

Income (Loss) From Operations
Net investment income(1)	$0.324	$0.368	$0.368	$0.370	$0.381
Net realized and unrealized gain (loss)	0.435	(0.465)	0.110	(0.370)	(0.656)

Total income (loss) from operations	$0.759	$(0.097)	$0.478	$—	$(0.275)

Less Distributions
From net investment income	$(0.319)	$(0.363)	$(0.348)	$(0.370)	$(0.375)

Total distributions	$(0.319)	$(0.363)	$(0.348)	$(0.370)	$(0.375)

Net asset value — End of year	$9.360	$8.920	$9.380	$9.250	$9.620

Total Return(2)	8.63%	(1.00)%	5.19%	0.43%	(2.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,817	$3,757	$6,478	$9,863	$14,451
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.52%	1.53%	1.58%	1.53%
Interest and fee expense(3)	0.04%	0.05%	0.04%	0.12%	0.37%
Total expenses before custodian fee reduction	1.55%	1.57%	1.57%	1.70%	1.90%
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.52%	1.53%	1.57%	1.51%
Net investment income	3.53%	4.06%	3.87%	4.34%	3.78%
Portfolio Turnover	9%	4%	5%	32%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

119	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Virginia Fund — Class C
	Year Ended August 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.930	$9.390	$9.260	$9.630	$10.280

Income (Loss) From Operations
Net investment income(1)	$0.324	$0.369	$0.367	$0.368	$0.381
Net realized and unrealized gain (loss)	0.435	(0.465)	0.111	(0.368)	(0.656)

Total income (loss) from operations	$0.759	$(0.096)	$0.478	$—	$(0.275)

Less Distributions
From net investment income	$(0.319)	$(0.364)	$(0.348)	$(0.370)	$(0.375)

Total distributions	$(0.319)	$(0.364)	$(0.348)	$(0.370)	$(0.375)

Net asset value — End of year	$9.370	$8.930	$9.390	$9.260	$9.630

Total Return(2)	8.63%	(0.99)%	5.19%	0.43%	(2.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,179	$9,699	$13,453	$12,287	$9,451
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.52%	1.53%	1.59%	1.53%
Interest and fee expense(3)	0.04%	0.05%	0.04%	0.12%	0.37%
Total expenses before custodian fee reduction	1.55%	1.57%	1.57%	1.71%	1.90%
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.52%	1.53%	1.58%	1.51%
Net investment income	3.52%	4.08%	3.86%	4.29%	3.80%
Portfolio Turnover	9%	4%	5%	32%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

120	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Financial Highlights — continued

	Virginia Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$8.080	$8.500	$8.370	$8.710	$8.440

Income (Loss) From Operations
Net investment income(2)	$0.371	$0.411	$0.414	$0.403	$0.222
Net realized and unrealized gain (loss)	0.397	(0.424)	0.109	(0.332)	0.263

Total income (loss) from operations	$0.768	$(0.013)	$0.523	$0.071	$0.485

Less Distributions
From net investment income	$(0.368)	$(0.407)	$(0.393)	$(0.411)	$(0.215)

Total distributions	$(0.368)	$(0.407)	$(0.393)	$(0.411)	$(0.215)

Net asset value — End of period	$8.480	$8.080	$8.500	$8.370	$8.710

Total Return(3)	9.68%	(0.09)%	6.30%	1.36%	5.73	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,635	$18,510	$18,557	$9,945	$1,338
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.57%	0.57%	0.64%	0.63	%(5)
Interest and fee expense(6)	0.04%	0.05%	0.04%	0.12%	0.37	%(5)
Total expenses before custodian fee reduction	0.59%	0.62%	0.61%	0.76%	1.00	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.55%	0.57%	0.57%	0.63%	0.56	%(5)
Net investment income	4.46%	5.02%	4.81%	5.20%	5.07	%(5)
Portfolio Turnover	9%	4%	5%	32%	26	%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended August 31, 2008.

121	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-two funds, eleven of which, each non-diversified, are included in these financial statements. They include Eaton Vance Alabama Municipal Income Fund (Alabama Fund), Eaton Vance Arkansas Municipal Income Fund (Arkansas Fund), Eaton Vance Georgia Municipal Income Fund (Georgia Fund), Eaton Vance Kentucky Municipal Income Fund (Kentucky Fund), Eaton Vance Maryland Municipal Income Fund (Maryland Fund), Eaton Vance Missouri Municipal Income Fund (Missouri Fund), Eaton Vance North Carolina Municipal Income Fund (North Carolina Fund), Eaton Vance Oregon Municipal Income Fund (Oregon Fund), Eaton Vance South Carolina Municipal Income Fund (South Carolina Fund), Eaton Vance Tennessee Municipal Income Fund (Tennessee Fund) and Eaton Vance Virginia Municipal Income Fund (Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At August 31, 2012, the following Funds, for federal income tax purposes, had capital loss carryforwards and current year deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and

122

Eaton Vance

Municipal Income Funds

August 31, 2012

Notes to Financial Statements — continued

are treated as realized prior to the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the current year deferred capital losses are as follows:

Expiration Date	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

August 31, 2013	$—	$661,011	$931,893	$944,485	$818,358	$831,764
August 31, 2015	—	—	536,265	—	204,999	—
August 31, 2016	143,185	126,693	306,338	98,602	4,159,062	337,671
August 31, 2017	149,650	826,603	980,989	155,003	34,823	2,259,438
August 31, 2018	1,195,230	1,981,781	2,812,349	442,246	2,032,881	3,282,262
August 31, 2019	434,821	1,798,823	3,087,553	958,653	1,823,894	1,434,581

Total capital loss carryforward	$1,922,886	$5,394,911	$8,655,387	$2,598,989	$9,074,017	$8,145,716

Current year deferred capital losses	$900,217	$2,448,220	$3,253,790	$1,013,631	$1,277,797	$1,599,583

Expiration Date	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
August 31, 2013	$—	$1,258,470	$290,746	$309,297	$1,185,970
August 31, 2015	88,235	—	—	—	—
August 31, 2016	274,170	2,145,240	1,027,752	238,529	502,088
August 31, 2017	—	1,066,237	3,019,420	—	3,212,881
August 31, 2018	3,573,563	9,061,392	10,869,967	3,909,047	464,954
August 31, 2019	1,655,671	809,441	527,346	1,662,071	10,782,176

Total capital loss carryforward	$5,591,639	$14,340,780	$15,735,231	$6,118,944	$16,148,069

Current year deferred capital losses	$5,132,463	$6,098,813	$7,050,081	$1,262,136	$7,848,397

As of August 31, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund

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enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2012. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At August 31, 2012, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Maryland Fund	Missouri Fund

Floating Rate Notes Outstanding	$1,710,000	$600,000	$4,265,000	$3,810,000	$1,880,000
Interest Rate or Range of Interest Rates (%)	0.24 - 0.28	0.24	0.24	0.20 - 0.28	0.18 - 0.24
Collateral for Floating Rate Notes Outstanding	$2,431,468	$1,403,844	$7,231,044	$5,606,330	$3,894,134

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Floating Rate Notes Outstanding	$9,935,000	$17,370,000	$12,890,000	$280,000	$4,850,000
Interest Rate or Range of Interest Rates (%)	0.18 - 0.28	0.19 - 0.28	0.18 - 0.28	0.24	0.24 - 0.27
Collateral for Floating Rate Notes Outstanding	$15,973,837	$26,817,402	$20,808,963	$655,127	$9,703,595

For the year ended August 31, 2012, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Maryland Fund	Missouri Fund

Average Floating Rate Notes Outstanding	$1,710,000	$645,287	$4,439,180	$3,810,000	$2,165,656
Average Interest Rate	0.81%	0.98%	0.85%	0.80%	0.87%

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Average Floating Rate Notes Outstanding	$9,935,000	$17,370,000	$12,890,000	$318,320	$4,989,344
Average Interest Rate	0.80%	0.80%	0.79%	0.97%	0.98%

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The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of August 31, 2012.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

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The tax character of distributions declared for the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31, 2012
	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Distributions declared from:
Tax-exempt income	$2,061,723	$2,535,467	$2,707,692	$2,069,978	$3,025,681	$3,257,576

Ordinary income	$7,782	$—	$—	$628	$14,257	$—
Tax return of capital	$3,174	$29,008	$19,025	$—	$—	$—

	Year Ended August 31, 2012
	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Distributions declared from:
Tax-exempt income	$4,904,826	$6,126,902	$5,771,586	$1,897,256	$4,698,843
Ordinary income	$—	$88,204	$6,472	$10,713	$13,235
Tax return of capital	$—	$—	$—	$3,667	$—

	Year Ended August 31, 2011
	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Distributions declared from:
Tax-exempt income	$2,272,508	$2,871,303	$3,338,915	$2,205,099	$3,715,348	$3,743,942
Ordinary income	$—	$—	$15,982	$—	$2,470	$—

	Year Ended August 31, 2011
	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Distributions declared from:
Tax-exempt income	$5,287,620	$6,605,879	$7,093,828	$2,232,592	$5,711,253
Ordinary income	$—	$50,687	$12,368	$8,562	$21,288
During the year ended August 31, 2012, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for defaulted bond interest and accretion of market discount:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Change in:
Paid-in capital	$—	$—	$(117,457)	$(2,260,947)	$—	$(135,451)
Accumulated net realized loss	$(5,029)	$10,032	$124,005	$2,263,860	$31,812	$160,736
Accumulated undistributed (distributions in excess of) net investment income	$5,029	$(10,032)	$(6,548)	$(2,913)	$(31,812)	$(25,285)

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	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Change in:
Paid-in capital	$—	$—	$—	$—	$(174,008)
Accumulated net realized loss	$57,565	$31,951	$47,850	$8,275	$216,813
Accumulated undistributed (distributions in excess of) net investment income	$(57,565)	$(31,951)	$(47,850)	$(8,275)	$(42,805)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Undistributed tax-exempt income	$—	$—	$—	$32,406	$46,283	$129,383
Capital loss carryforward and deferred capital losses	$(2,823,103)	$(7,843,131)	$(11,909,177)	$(3,612,620)	$(10,351,814)	$(9,745,299)
Net unrealized appreciation	$5,397,674	$4,750,319	$7,473,988	$4,508,943	$6,171,288	$8,963,124
Other temporary differences	$(55,910)	$(32,030)	$(75,126)	$(24,627)	$(72,412)	$(37,960)

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Undistributed tax-exempt income	$301,603	$351,836	$239,199	$—	$251,302
Capital loss carryforward and deferred capital losses	$(10,724,102)	$(20,439,593)	$(22,785,312)	$(7,381,080)	$(23,996,466)
Net unrealized appreciation	$15,404,081	$20,206,230	$17,120,021	$4,036,516	$13,284,241
Other temporary differences	$(110,793)	$(151,219)	$(125,781)	$(29,451)	$(120,130)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, residual interest bonds, wash sales, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

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On average daily net assets of $500 million or more, the rates are reduced.

For the year ended August 31, 2012, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Investment Adviser Fee	$144,420	$209,004	$215,712	$145,556	$266,381	$293,683
Effective Annual Rate	0.27%	0.31%	0.31%	0.27%	0.33%	0.34%

North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Investment Adviser Fee	$429,903	$562,042	$539,920	$132,421	$416,826
Effective Annual Rate	0.37%	0.39%	0.38%	0.26%	0.37%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended August 31, 2012 were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

EVM’s Sub-Transfer Agent Fees	$1,475	$1,706	$1,616	$1,630	$2,378	$2,485
EVD’s Class A Sales Charges	$6,201	$19,146	$20,611	$14,399	$16,133	$19,405

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

EVM’s Sub-Transfer Agent Fees	$2,997	$3,589	$2,189	$1,415	$3,377
EVD’s Class A Sales Charges	$57,577	$78,188	$61,692	$13,468	$17,735

Officers and Trustees of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 for Class A shares amounted to the following:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class A Distribution and Service Fees	$85,622	$112,805	$97,811	$93,211	$121,986	$156,490

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	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class A Distribution and Service Fees	$160,644	$212,657	$171,266	$79,869	$161,137

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2012, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class B Distribution Fees	$10,894	$18,432	$18,529	$6,573	$21,506	$17,137
Class C Distribution Fees	$20,021	$50,149	$54,121	$22,119	$102,934	$40,861

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class B Distribution Fees	$17,399	$49,579	$32,226	$10,450	$25,331
Class C Distribution Fees	$121,759	$151,014	$191,593	$61,464	$70,448

At August 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class B	$1,253,000	$1,242,000	$1,822,000	$1,287,000	$1,535,000	$394,000
Class C	$360,000	$608,000	$842,000	$305,000	$1,257,000	$414,000

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class B	$1,881,000	$1,656,000	$1,202,000	$709,000	$958,000
Class C	$1,511,000	$1,792,000	$2,694,000	$727,000	$840,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are

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not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to the following:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class B Service Fees	$2,905	$4,915	$4,941	$1,753	$5,735	$4,570
Class C Service Fees	$5,339	$13,373	$14,432	$5,898	$27,449	$10,896

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class B Service Fees	$4,640	$13,221	$8,593	$2,787	$6,755
Class C Service Fees	$32,469	$40,270	$51,091	$16,390	$18,786

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended August 31, 2012, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class A	$—	$100	$100	$—	$—	$100
Class B	$500	$3,000	$5,000	$3,000	$1,000	$2,000
Class C	$1,000	$2,000	$200	$—	$200	$100

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class A	$1,000	$200	$100	$300	$1,000
Class B	$4,000	$6,000	$4,000	$500	$2,000
Class C	$500	$300	$2,000	$300	$100

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2012 were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Purchases	$5,675,025	$6,627,953	$8,488,647	$6,172,669	$11,648,591	$10,210,294
Sales	$7,420,886	$12,073,758	$9,385,115	$6,754,335	$9,827,325	$12,225,640

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	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Purchases	$20,702,394	$53,377,116	$50,826,206	$4,251,766	$10,425,098
Sales	$9,970,958	$26,769,308	$45,172,802	$7,286,375	$22,476,900

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Alabama Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	143,007	16,556	57,816	107,912
Issued to shareholders electing to receive payments of distributions in Fund shares	121,194	3,220	3,479	6,648
Redemptions	(564,548)	(19,416)	(26,632)	(29,762)
Exchange from Class B shares	46,568	—	—	—
Exchange to Class A shares	—	(42,355)	—	—

Net increase (decrease)	(253,779)	(41,995)	34,663	84,798

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	256,068	7,210	68,150	190,274
Issued to shareholders electing to receive payments of distributions in Fund shares	119,050	4,948	3,670	2,362
Redemptions	(946,939)	(105,293)	(108,148)	(74,700)
Exchange from Class B shares	119,182	—	—	—
Exchange to Class A shares	—	(108,295)	—	—

Net increase (decrease)	(452,639)	(201,430)	(36,328)	117,936

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Arkansas Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	427,450	16,807	114,901	80,455
Issued to shareholders electing to receive payments of distributions in Fund shares	199,305	6,777	17,891	8,757
Redemptions	(1,109,481)	(33,387)	(103,395)	(20,865)
Exchange from Class B shares	64,823	—	—	—
Exchange to Class A shares	—	(60,319)	—	—

Net increase (decrease)	(417,903)	(70,122)	29,397	68,347

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	445,100	59,566	220,044	197,205
Issued to shareholders electing to receive payments of distributions in Fund shares	193,545	8,377	12,877	2,249
Redemptions	(1,128,703)	(28,528)	(179,344)	(4,702)
Exchange from Class B shares	83,105	—	—	—
Exchange to Class A shares	—	(77,317)	—	—

Net increase (decrease)	(406,953)	(37,902)	53,577	194,752

Georgia Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	596,429	3,997	162,390	663,525
Issued to shareholders electing to receive payments of distributions in Fund shares	152,832	6,786	18,811	11,186
Redemptions	(949,573)	(24,956)	(188,420)	(360,072)
Exchange from Class B shares	107,125	—	—	—

Exchange to Class A shares	—	(100,235)	—	—

Net increase (decrease)	(93,187)	(114,408)	(7,219)	314,639

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	510,659	26,044	138,697	393,520
Issued to shareholders electing to receive payments of distributions in Fund shares	178,864	9,359	22,264	3,021
Redemptions	(1,716,770)	(85,382)	(405,756)	(295,216)
Exchange from Class B shares	164,007	—	—	—
Exchange to Class A shares	—	(153,365)	—	—

Net increase (decrease)	(863,240)	(203,344)	(244,795)	101,325

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Kentucky Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	301,735	621	144,564	660,328
Issued to shareholders electing to receive payments of distributions in Fund shares	173,700	2,311	8,648	11,872
Redemptions	(1,085,211)	(14,800)	(34,768)	(16,127)
Exchange from Class B shares	39,004	—	—	—
Exchange to Class A shares	—	(36,119)	—	—

Net increase (decrease)	(570,772)	(47,987)	118,444	656,073

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	716,621	18,632	54,242	60,190
Issued to shareholders electing to receive payments of distributions in Fund shares	180,481	5,143	6,024	611
Redemptions	(1,038,257)	(56,604)	(31,013)	(1,504)
Exchange from Class B shares	131,294	—	—	—
Exchange to Class A shares	—	(121,550)	—	—

Net increase (decrease)	(9,861)	(154,379)	29,253	59,297

Maryland Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	449,945	11,328	439,585	164,692
Issued to shareholders electing to receive payments of distributions in Fund shares	184,577	7,290	28,420	4,978
Redemptions	(694,636)	(35,000)	(93,381)	(43,492)
Exchange from Class B shares	134,694	—	—	—
Exchange to Class A shares	—	(123,487)	—	—

Net increase (decrease)	74,580	(139,869)	374,624	126,178

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	235,864	6,141	159,613	148,707
Issued to shareholders electing to receive payments of distributions in Fund shares	209,077	11,883	25,850	4,091
Redemptions	(2,314,804)	(84,048)	(516,555)	(483,102)
Exchange from Class B shares	180,973	—	—	—
Exchange to Class A shares	—	(165,848)	—	—

Net decrease	(1,688,890)	(231,872)	(331,092)	(330,304)

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Missouri Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	771,271	1,602	127,064	225,040
Issued to shareholders electing to receive payments of distributions in Fund shares	252,811	5,656	11,220	5,191
Redemptions	(1,176,795)	(45,849)	(23,729)	(78,381)
Exchange from Class B shares	45,695	—	—	—
Exchange to Class A shares	—	(41,337)	—	—

Net increase (decrease)	(107,018)	(79,928)	114,555	151,850

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	772,309	25,042	87,799	84,589
Issued to shareholders electing to receive payments of distributions in Fund shares	258,828	8,562	9,606	732
Redemptions	(2,794,767)	(53,841)	(178,173)	(2,697)
Exchange from Class B shares	158,931	—	—	—
Exchange to Class A shares	—	(143,793)	—	—

Net increase (decrease)	(1,604,699)	(164,030)	(80,768)	82,624

North Carolina Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,514,225	6,904	897,724	656,908
Issued to shareholders electing to receive payments of distributions in Fund shares	308,789	7,413	47,155	13,542
Redemptions	(1,020,271)	(43,496)	(269,162)	(396,199)
Exchange from Class B shares	36,413	—	—	—
Exchange to Class A shares	—	(33,854)	—	—

Net increase (decrease)	839,156	(63,033)	675,717	274,251

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	910,471	19,217	441,209	552,694
Issued to shareholders electing to receive payments of distributions in Fund shares	298,418	8,426	37,061	9,880
Redemptions	(2,166,265)	(40,232)	(542,187)	(751,962)
Exchange from Class B shares	149,795	—	—	—
Exchange to Class A shares	—	(139,202)	—	—

Net decrease	(807,581)	(151,791)	(63,917)	(189,388)

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Oregon Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,888,879	16,820	628,860	2,678,857
Issued to shareholders electing to receive payments of distributions in Fund shares	414,388	18,088	61,338	18,863
Redemptions	(1,826,076)	(106,111)	(188,781)	(274,425)
Exchange from Class B shares	99,188	—	—	—
Exchange to Class A shares	—	(90,656)	—	—

Net increase (decrease)	576,379	(161,859)	501,417	2,423,295

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	1,079,310	21,711	259,745	392,634
Issued to shareholders electing to receive payments of distributions in Fund shares	465,145	25,838	65,508	2,326
Redemptions	(4,093,821)	(173,027)	(637,673)	(16,619)
Exchange from Class B shares	239,739	—	—	—
Exchange to Class A shares	—	(219,120)	—	—

Net increase (decrease)	(2,309,627)	(344,598)	(312,420)	378,341

South Carolina Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,514,642	12,187	899,402	710,766
Issued to shareholders electing to receive payments of distributions in Fund shares	331,874	13,838	68,899	21,080
Redemptions	(1,044,208)	(72,324)	(413,034)	(758,800)
Exchange from Class B shares	61,113	—	—	—
Exchange to Class A shares	—	(57,578)	—	—

Net increase (decrease)	863,421	(103,877)	555,267	(26,954)

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	695,504	18,324	446,238	732,224
Issued to shareholders electing to receive payments of distributions in Fund shares	340,587	18,226	74,784	5,643
Redemptions	(3,896,980)	(97,740)	(987,145)	(2,162,664)
Exchange from Class B shares	182,095	—	—	—
Exchange to Class A shares	—	(171,656)	—	—

Net decrease	(2,678,794)	(232,846)	(466,123)	(1,424,797)

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Tennessee Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	346,261	6,506	292,773	87,746
Issued to shareholders electing to receive payments of distributions in Fund shares	142,789	3,759	19,548	2,337
Redemptions	(695,040)	(17,948)	(112,732)	(14,132)
Exchange from Class B shares	51,607	—	—	—
Exchange to Class A shares	—	(47,359)	—	—

Net increase (decrease)	(154,383)	(55,042)	199,589	75,951

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	263,305	8,879	139,292	16,541
Issued to shareholders electing to receive payments of distributions in Fund shares	147,507	5,386	19,603	145
Redemptions	(1,142,745)	(65,411)	(273,148)	(4,669)
Exchange from Class B shares	90,843	—	—	—
Exchange to Class A shares	—	(83,351)	—	—

Net increase (decrease)	(641,090)	(134,497)	(114,253)	12,017

Virginia Fund
	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	786,914	12,031	104,511	542,801
Issued to shareholders electing to receive payments of distributions in Fund shares	316,120	11,285	27,784	9,215
Redemptions	(1,655,765)	(35,035)	(238,762)	(526,942)
Exchange from Class B shares	120,077	—	—	—
Exchange to Class A shares	—	(108,476)	—	—

Net increase (decrease)	(432,654)	(120,195)	(106,467)	25,074

	Year Ended August 31, 2011
	Class A	Class B	Class C	Class I

Sales	511,170	22,792	240,878	580,836
Issued to shareholders electing to receive payments of distributions in Fund shares	333,569	16,363	32,276	6,050
Redemptions	(2,828,048)	(101,267)	(619,488)	(479,730)
Exchange from Class B shares	229,351	—	—	—
Exchange to Class A shares	—	(207,133)	—	—

Net increase (decrease)	(1,753,958)	(269,245)	(346,334)	107,156

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8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at August 31, 2012, as determined on a federal income tax basis, were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Aggregate cost	$46,899,061	$62,117,963	$63,408,607	$48,882,962	$75,796,542	$79,847,214

Gross unrealized appreciation	$5,591,653	$5,257,266	$8,110,301	$4,833,820	$7,748,294	$9,456,128
Gross unrealized depreciation	(193,979)	(506,947)	(636,313)	(324,877)	(1,577,006)	(493,004)

Net unrealized appreciation	$5,397,674	$4,750,319	$7,473,988	$4,508,943	$6,171,288	$8,963,124

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Aggregate cost	$110,349,632	$150,243,905	$132,854,987	$45,809,821	$96,385,755

Gross unrealized appreciation	$15,826,348	$23,048,669	$17,642,693	$4,944,835	$14,535,276
Gross unrealized depreciation	(422,267)	(2,842,439)	(522,672)	(908,319)	(1,251,035)

Net unrealized appreciation	$15,404,081	$20,206,230	$17,120,021	$4,036,516	$13,284,241

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At August 31, 2012, the Arkansas Fund and Oregon Fund had a balance outstanding pursuant to this line of credit of $100,000 and $3,100,000, respectively, at an interest rate of 1.14%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at August 31, 2012. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2012. The Funds’ average borrowings or allocated fees during the year ended August 31, 2012 were not significant.

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

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A summary of obligations under these financial instruments at August 31, 2012 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

Alabama	12/12	3 U.S. 30-Year Treasury Bond	Short	$(449,221)	$(454,219)	$(4,998)
Arkansas	12/12	75 U.S. 30-Year Treasury Bond	Short	$(11,230,527)	$(11,355,469)	$(124,942)
Georgia	12/12	115 U.S. 30-Year Treasury Bond	Short	$(17,220,141)	$(17,411,719)	$(191,578)
Kentucky	12/12	65 U.S. 30-Year Treasury Bond	Short	$(9,733,123)	$(9,841,406)	$(108,283)
Maryland	12/12	38 U.S. 30-Year Treasury Bond	Short	$(5,690,134)	$(5,753,438)	$(63,304)
Missouri	12/12	39 U.S. 10-Year Treasury Note	Short	$(5,176,265)	$(5,215,032)	$(38,767)
	12/12	9 U.S. 30-Year Treasury Bond	Short	(1,347,663)	(1,362,656)	(14,993)
North Carolina	12/12	200 U.S. 30-Year Treasury Bond	Short	$(29,948,072)	$(30,281,250)	$(333,178)
Oregon	12/12	300 U.S. 30-Year Treasury Bond	Short	$(44,922,107)	$(45,421,875)	$(499,768)
South Carolina	12/12	300 U.S. 30-Year Treasury Bond	Short	$(44,922,107)	$(45,421,875)	$(499,768)
Tennessee	12/12	70 U.S. 30-Year Treasury Bond	Short	$(10,481,825)	$(10,598,437)	$(116,612)
Virginia	12/12	245 U.S. 30-Year Treasury Bond	Short	$(36,686,387)	$(37,094,531)	$(408,144)

At August 31, 2012, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Funds purchase and sell U.S. Treasury futures contracts and/or enter into interest rate swap contracts.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at August 31, 2012 were as follows:

	Alabama Fund		Arkansas Fund		Georgia Fund		Kentucky Fund		Maryland Fund		Missouri Fund

Liability Derivative:

Futures Contracts	$(4,998	)(1)	$(124,942	)(1)	$(191,578	)(1)	$(108,283	)(1)	$(63,304	)(1)	$(53,760	)(1)

Total	$(4,998)		$(124,942)		$(191,578)		$(108,283)		$(63,304)		$(53,760)

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	North Carolina Fund		Oregon Fund		South Carolina Fund		Tennessee Fund		Virginia Fund

Liability Derivative:

Futures Contracts	$(333,178	)(1)	$(499,768	)(1)	$(499,768	)(1)	$(116,612	)(1)	$(408,144	)(1)

Total	$(333,178)		$(499,768)		$(499,768)		$(116,612)		$(408,144)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended August 31, 2012 was as follows:

	Alabama Fund		Arkansas Fund		Georgia Fund		Kentucky Fund		Maryland Fund		Missouri Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(380,837	)(1)	$(1,050,134	)(1)	$(1,691,827	)(1)	$(985,455	)(1)	$(369,032	)(2)	$(575,325	)(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(3,104	)(3)	$(269,798	)(3)	$(197,579	)(3)	$(154,508	)(3)	$(64,716	)(4)	$(54,862	)(3)

	North Carolina Fund		Oregon Fund		South Carolina Fund		Tennessee Fund		Virginia Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(2,267,115	)(2)	$(2,942,101	)(2)	$(3,641,160	)(2)	$(1,038,950	)(1)	$(3,547,703	)(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(280,698	)(4)	$(434,462	)(4)	$(426,696	)(4)	$(117,940	)(3)	$(316,143	)(3)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.

(2)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended August 31, 2012, which are indicative of the volume of these derivative types, were approximately as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Average Notional Amount:
Futures Contracts	$1,992,000	$7,115,000	$11,038,000	$5,885,000	$3,685,000	$4,954,000
Interest Rate Swaps	$138,000	$423,000	$615,000	$462,000	$—	$281,000

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Average Notional Amount:
Futures Contracts	$17,231,000	$23,769,000	$27,923,000	$6,846,000	$24,038,000
Interest Rate Swaps	$—	$—	$—	$385,000	$381,000

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Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Alabama Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$54,006,735	$—	$54,006,735

Total Investments	$—	$54,006,735	$—	$54,006,735

Liability Description

Futures Contracts	$(4,998)	$—	$—	$(4,998)

Total	$(4,998)	$—	$—	$(4,998)

Arkansas Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$67,468,282	$—	$67,468,282

Total Investments	$—	$67,468,282	$—	$67,468,282

Liability Description

Futures Contracts	$(124,942)	$—	$—	$(124,942)

Total	$(124,942)	$—	$—	$(124,942)

Georgia Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$75,147,595	$—	$75,147,595

Total Investments	$—	$75,147,595	$—	$75,147,595

Liability Description

Futures Contracts	$(191,578)	$—	$—	$(191,578)

Total	$(191,578)	$—	$—	$(191,578)

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Kentucky Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$53,391,905	$—	$53,391,905

Total Investments	$—	$53,391,905	$—	$53,391,905

Liability Description

Futures Contracts	$(108,283)	$—	$—	$(108,283)

Total	$(108,283)	$—	$—	$(108,283)

Maryland Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$85,777,830	$—	$85,777,830

Total Investments	$—	$85,777,830	$—	$85,777,830

Liability Description

Futures Contracts	$(63,304)	$—	$—	$(63,304)

Total	$(63,304)	$—	$—	$(63,304)

Missouri Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$90,690,338	$—	$90,690,338

Total Investments	$—	$90,690,338	$—	$90,690,338

Liability Description

Futures Contracts	$(53,760)	$—	$—	$(53,760)

Total	$(53,760)	$—	$—	$(53,760)

North Carolina Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$135,688,713	$—	$135,688,713

Total Investments	$—	$135,688,713	$—	$135,688,713

Liability Description

Futures Contracts	$(333,178)	$—	$—	$(333,178)

Total	$(333,178)	$—	$—	$(333,178)

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Oregon Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$187,820,135	$—	$187,820,135

Total Investments	$—	$187,820,135	$—	$187,820,135

Liability Description

Futures Contracts	$(499,768)	$—	$—	$(499,768)

Total	$(499,768)	$—	$—	$(499,768)

South Carolina Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$162,865,008	$—	$162,865,008

Total Investments	$—	$162,865,008	$—	$162,865,008

Liability Description

Futures Contracts	$(499,768)	$—	$—	$(499,768)

Total	$(499,768)	$—	$—	$(499,768)

Tennessee Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$50,126,337	$—	$50,126,337

Total Investments	$—	$50,126,337	$—	$50,126,337

Liability Description

Futures Contracts	$(116,612)	$—	$—	$(116,612)

Total	$(116,612)	$—	$—	$(116,612)

Virginia Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$114,519,996	$—	$114,519,996

Total Investments	$—	$114,519,996	$—	$114,519,996

Liability Description

Futures Contracts	$(408,144)	$—	$—	$(408,144)

Total	$(408,144)	$—	$—	$(408,144)

The Funds held no investments or other financial instruments as of August 31, 2011 whose fair value was determined using Level 3 inputs. At August 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of August 31, 2012, and the related statements of operations for the year then ended, the statement of cash flows of Eaton Vance Oregon Municipal Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in the five years ended August 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund as of August 31, 2012, the results of their operations for the year then ended, the cash flows of Eaton Vance Oregon Municipal Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in the five years ended August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2012

143

Eaton Vance

Municipal Income Funds

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

Alabama Municipal Income Fund	99.62%
Arkansas Municipal Income Fund	100.00%
Georgia Municipal Income Fund	100.00%
Kentucky Municipal Income Fund	99.97%
Maryland Municipal Income Fund	99.53%
Missouri Municipal Income Fund	100.00%
North Carolina Municipal Income Fund	100.00%
Oregon Municipal Income Fund	98.58%
South Carolina Municipal Income Fund	99.89%
Tennessee Municipal Income Fund	99.44%
Virginia Municipal Income Fund	99.72%

144

Eaton Vance

Municipal Income Funds

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

145

Eaton Vance

Municipal Income Funds

August 31, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Alabama Municipal Income Fund

•	Eaton Vance Arkansas Municipal Income Fund

•	Eaton Vance Georgia Municipal Income Fund

•	Eaton Vance Kentucky Municipal Income Fund

•	Eaton Vance Maryland Municipal Income Fund

•	Eaton Vance Missouri Municipal Income Fund

•	Eaton Vance North Carolina Municipal Income Fund

•	Eaton Vance Oregon Municipal Income Fund

•	Eaton Vance South Carolina Municipal Income Fund

•	Eaton Vance Tennessee Municipal Income Fund

•	Eaton Vance Virginia Municipal Income Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

146

Eaton Vance

Municipal Income Funds

August 31, 2012

Board of Trustees’ Contract Approval — continued

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices and, where relevant, a peer group of similarly managed funds, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments in higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income, and that performance had improved relative to peer funds over recent periods. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which it noted had improved for periods ended as of December 31, 2011.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

147

Eaton Vance

Municipal Income Funds

August 31, 2012

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from economies of scale in the future.

148

Eaton Vance

Municipal Income Funds

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

149
Eaton Vance

Municipal Income Funds

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

150

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

445-10/12	12MUNI1/1SRC